Filed Pursuant to Rule 497(c)

File No. 333-283754

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio

Pioneer Equity Income VCT Portfolio

Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio

Pioneer Mid Cap Value VCT Portfolio

Pioneer Select Mid Cap Growth VCT Portfolio

Pioneer Strategic Income VCT Portfolio

February 6, 2025

Dear Shareholder:

A joint special meeting of shareholders (with any adjournment or postponement, the “Meeting”) of each of the funds listed above (each, a “Pioneer Fund” and together, the “Pioneer Funds”) has been scheduled for March 27, 2025 at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 11:00 a.m. Eastern Time. The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan of Reorganization”) under which each Pioneer Fund will reorganize (each such reorganization, a “Reorganization”) into a newly created corresponding series of Victory Variable Insurance Funds II (each a “Victory Pioneer Fund”), a registered investment company advised by Victory Capital Management Inc. (“Victory Capital”). Victory Capital will be the investment adviser to each Victory Pioneer Fund. Each Victory Pioneer Fund will have the same investment objective(s) and investment strategies and policies as the corresponding Pioneer Fund, except as noted below. Please refer to the enclosed joint proxy statement/prospectus (“Proxy Statement/Prospectus”) for a detailed explanation of the Reorganizations.

On July 8, 2024, Victory Capital Holdings, Inc. ( “Victory Holdings”), Amundi Asset Management S.A.S. (“Seller”) and, solely for certain purposes, Amundi S.A. (“Amundi Parent,” and together with Seller, the “Amundi Parties”) entered into an agreement (the “Contribution Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein, Seller will contribute to Victory Holdings all of the shares of its subsidiary, Amundi Holdings US, Inc. (“Amundi Holdings”) (the “Transaction”). Amundi Holdings owns Amundi Asset Management US, Inc. (“Amundi US”), the investment adviser to the Pioneer Funds, and Amundi Distributor US, Inc., distributor of the Pioneer Funds.

The proposed Reorganizations of the Pioneer Funds are part of the larger plans to integrate the advisory businesses of Amundi US and Victory Capital in connection with the Transaction. The Reorganizations are proposed to close at approximately the same time as the Transaction.

For each Pioneer Fund, if shareholders of the Pioneer Fund approve the Plan of Reorganization described in the accompanying materials, they will become shareholders of the corresponding Victory Pioneer Fund. As noted above, the investment objective(s) of each Victory Pioneer Fund will be the same as that of the corresponding Pioneer Fund. The principal investment strategies and principal risks of each Victory Pioneer Fund will be the same as those of the corresponding Pioneer Fund, except that, for Pioneer Bond VCT Portfolio, the Acquiring Fund’s 80% investment policy will be revised to specify that normally, the Fund invests at least 80% of its net assets in bonds; this revision is not expected to result in any change to the way in which the Fund invests. Victory Capital intends to employ the Pioneer Funds’ current portfolio management teams to manage the Victory Pioneer Funds after the Reorganizations. No material change in the day-to-day portfolio management of the Pioneer Funds is expected as a result of the Reorganizations.

Victory Capital has entered into an expense limitation agreement with respect to each Victory Pioneer Fund. As a result of the expense limitation agreement, the net expenses associated with investing in a Victory Pioneer Fund will be no higher than, either (i) net expenses associated with investing in the corresponding Pioneer Fund after application of expense limitation arrangements currently in effect for the Pioneer Fund, if any, or (ii) net expenses of the Pioneer Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganizations, whichever is lower, for at least three years following the Reorganizations, as described in detail in the Proxy Statement/Prospectus. If an expense limitation agreement is not continued, a Victory Pioneer Fund may experience higher net operating expenses after that date.

Each Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is expected that each Pioneer Fund and its shareholders will not recognize any gain or loss as a direct result of a Reorganization, as described in more detail in the Proxy Statement/Prospectus.

No sales charges or other transaction fees will be imposed on Pioneer Fund shareholders solely as a result of the Reorganizations.

The Board of Trustees (the “Board” and each Board member, a “Trustee”) of the Pioneer Funds believes that, with respect to each Pioneer Fund, approval of that Pioneer Fund’s Reorganization is in the best interests of such Pioneer Fund. Accordingly, the Board unanimously recommends that you vote in favor of the Plan of Reorganization related to the proposed Reorganization of your Pioneer Fund.

If you were a shareholder of a Pioneer Fund as of the close of business on February 7, 2025, you may vote at the Meeting. You are welcome to attend the Meeting in person. Photographic identification and proof of ownership of a Pioneer Fund as of the record date will be required for admission to the Meeting. If you cannot attend in person, please vote by mail, telephone, or Internet. Just follow the instructions on the enclosed proxy card and/or voting instruction form. If you have questions, please call the Pioneer Funds’ proxy solicitor toll free at 1-800-628-8532.

Detailed information about the proposed Reorganizations and the reasons for the Board’s approval of the Plan of Reorganization are contained in the enclosed Proxy Statement/Prospectus.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card and/or voting instruction form. A self-addressed, postage-paid envelope has been enclosed for your convenience. In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:

(1)Read the Proxy Statement/Prospectus and have the enclosed proxy card at hand.

(2)Call the toll-free number that appears on the enclosed proxy card and/or voting instruction form.

(3)Enter the control number set forth on the enclosed proxy card and/or voting instruction form and follow the simple instructions.

To vote by Internet:

(1)Read the Proxy Statement/Prospectus and have the enclosed proxy card and/or voting instruction format hand.

(2)Go to the website that appears on the enclosed proxy card and/or voting instruction form.

(3)Enter the control number set forth on the enclosed proxy card and/or voting instruction form and follow the simple instructions.

It is very important that you vote and that your voting instructions be received no later than the close of business on the date immediately before the Meeting, whether or not you plan to attend the shareholder meeting in person. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares of a Pioneer Fund in more than one account or if you hold shares of more than one Pioneer Fund. You must return separate proxy cards and/or voting instruction forms or record separate votes via telephone or the Internet for each of your accounts. We have provided return envelopes for each proxy card and/or voting instruction form, which require no postage if mailed in the United States.

Thank you for taking the time to consider this important Reorganization proposal and for your continuing investment in the Pioneer Funds. If you have any questions regarding the proposed Reorganization of your Pioneer Fund, please

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do not hesitate to call our proxy information line at 1-800-628-8532. Representatives are available to answer your call Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones

President and Chief Executive Officer of the Pioneer Funds

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio

Pioneer Equity Income VCT Portfolio

Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio

Pioneer Mid Cap Value VCT Portfolio

Pioneer Select Mid Cap Growth VCT Portfolio

Pioneer Strategic Income VCT Portfolio

To be held March 27, 2025

A joint special meeting of shareholders (with any adjournment or postponement, the “Meeting”) of each series of Pioneer Variable Contracts Trust (the “Acquired Trust”) listed above (each, a “Pioneer Fund” or an “Acquired Fund” and together, the “Pioneer Funds” or the “Acquired Funds”) has been scheduled for March 27, 2025 at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, at 11:00 a.m. Eastern Time. At the Meeting, shareholders of each Acquired Fund will consider and vote on the following proposal with respect to their Acquired Fund(s):

•To approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among each Pioneer Fund, on behalf of each applicable Acquired Fund, Victory Variable Insurance Funds II, on behalf of the corresponding funds indicated below (each, an “Acquiring Fund” and together, the “Acquiring Funds”), Amundi US, and Victory Capital Management Inc. (“Victory Capital”).

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize each Acquired Fund into the corresponding Acquiring Fund (each such reorganization, a “Reorganization”) as shown below:

	Acquired Fund, each a series of Pioneer	Acquiring Fund, each a series of Victory Variable
	Variable Contracts Trust	Insurance Funds II
1.	Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT Portfolio

2.	Pioneer Equity Income VCT Portfolio	Victory Pioneer Equity Income VCT Portfolio

3.	Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT Portfolio

4.	Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT Portfolio

5.	Pioneer Mid Cap Value VCT Portfolio	Victory Pioneer Mid Cap Value VCT Portfolio

6.	Pioneer Select Mid Cap Growth VCT	Victory Pioneer Select Mid Cap Growth VCT
	Portfolio	Portfolio
7.	Pioneer Strategic Income VCT Portfolio	Victory Pioneer Strategic Income VCT Portfolio

Please carefully read the enclosed Proxy Statement/Prospectus. It discusses this proposal in more detail. Shares of each Acquired Fund are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (“Variable Contracts”) issued by their companies and by certain qualified pension and retirement plans (“Qualified Plans”).

If you were a shareholder of an Acquired Fund as of the close of business on February 7, 2025, you may vote at the Meeting. You are welcome to attend the Meeting in person. Photographic identification and proof of ownership of a Pioneer Fund as of the record date will be required for admission to the Meeting. If you cannot attend in person, please vote by mail, telephone, or Internet. Just follow the instructions on the enclosed proxy card and/or voting instruction form. If you have questions, please call the Acquired Funds’ proxy solicitor toll free at 1-800-628-8532.

It is important that you vote regardless of the number of shares that you own.

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The Board of Trustees of each Pioneer Fund unanimously recommends that you vote FOR the proposed Reorganization of your Acquired Fund.

By order of the Board of Trustees

/s/ Christopher J. Kelley

Christopher J. Kelley, Secretary and Chief Legal Officer

February 6, 2025

Pioneer Variable Contracts Trust

Pioneer Bond VCT Portfolio

Pioneer Equity Income VCT Portfolio

Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio

Pioneer Mid Cap Value VCT Portfolio

Pioneer Select Mid Cap Growth VCT Portfolio

Pioneer Strategic Income VCT Portfolio

(Each of the above series of Pioneer Variable Contracts Trust (the “Acquired Trust”), an “Acquired Fund”

and together, the “Acquired Funds”)

Victory Variable Insurance Funds II

Victory Pioneer Bond VCT Portfolio

Victory Pioneer Equity Income VCT Portfolio

Victory Pioneer Fund VCT Portfolio

Victory Pioneer High Yield VCT Portfolio

Victory Pioneer Mid Cap Value VCT Portfolio

Victory Pioneer Select Mid Cap Growth VCT Portfolio

Victory Pioneer Strategic Income VCT Portfolio

(Each of the above series of Victory Variable Insurance Funds II (the “Acquiring Trust”), an “Acquiring

Fund” and together, the “Acquiring Funds”)

JOINT PROXY STATEMENT/PROSPECTUS

February 6, 2025

This document is a proxy statement for each Acquired Fund and a prospectus for each Acquiring Fund. The address and telephone number of each Acquired Fund is c/o Amundi Asset Management US, Inc. (“Amundi US”) at 60 State Street, Boston, Massachusetts 02109, and 1-800-625-6292. The address and telephone number of each Acquiring Fund is c/o Victory Capital Management Inc. (“Victory Capital”) at 15935 La Cantera Parkway, San Antonio, Texas 78256, and 1-800-539-3863. This Proxy Statement/Prospectus and the enclosed proxy card and/or voting instruction form were first mailed to shareholders of each Acquired Fund beginning on or about February 18, 2025. This Proxy Statement/Prospectus contains information you should know before voting on the following proposal with respect to your Acquired Fund. You should read this document carefully and retain it for future reference.

At the Meeting (as defined below), shareholders will consider whether, with respect to their Acquired Fund:

•To approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among Amundi US, Victory Capital, the Pioneer Funds, on behalf of each Acquired Fund, and Victory Variable Insurance Funds II, on behalf of each corresponding Acquiring Fund.

Shareholders of each Acquired Fund will vote separately on the proposal to reorganize the Acquired Fund into the corresponding Acquiring Fund pursuant to the Plan of Reorganization (each, a “Reorganization”) as follows:

Acquiring Fund, each a series of Victory
Acquired Fund	Variable Insurance Funds II
Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT Portfolio

Pioneer Equity Income VCT Portfolio	Victory Pioneer Equity Income VCT Portfolio

Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT Portfolio

Pioneer Mid Cap Value VCT Portfolio	Victory Pioneer Mid Cap Value VCT Portfolio

Pioneer Select Mid Cap Growth VCT Portfolio	Victory Pioneer Select Mid Cap Growth VCT
Portfolio
Pioneer Strategic Income VCT Portfolio	Victory Pioneer Strategic Income VCT Portfolio

The proposal will be considered by shareholders who owned shares of the Acquired Funds on February 7, 2025 at a meeting of shareholders (with any adjournment or postponement, the “Meeting”) that will be held at 11:00 a.m. EST on March 27, 2025, at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110. Each of the Acquired Funds and the Acquiring Funds (each a “Fund” and collectively, the “Funds”) is a registered open-end management investment company.

The Acquired Funds are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by such companies (“Variable Contracts”) and are additionally offered to certain qualified pension and retirement plans (“Qualified Plans”). If you are an owner of a Variable Contract (“contract holder”), you are being asked by your insurance company for instructions as to how to vote the shares of your Acquired Fund that are attributable to your Variable Contract. Although shares of the Acquired Funds are sold only to insurance companies and Qualified Plans, which entities are considered to be the “shareholders of record” entitled to be present and vote at the meeting, contract holders have the right to instruct the insurance companies how to vote Acquired Fund shares attributable to their Variable Contracts with respect to the applicable proposal(s) set forth in this Proxy Statement/Prospectus. Therefore, for convenience, contract owners are referred to herein as “shareholders” and providing “votes” unless otherwise indicated.

At a meeting on December 30, 2024, the Board of Trustees (the “Board” and each Board member, a “Trustee”) of the Pioneer Funds, after careful consideration, voted to approve, unanimously by the Trustees present at the meeting (seven of the eight Trustees), the proposed reorganizations of the Acquired Funds and the submission of the Plan of Reorganization to shareholders of each Acquired Fund at the Meeting. Although the Board unanimously recommends that the shareholders of each Acquired Fund approve the Reorganization of such Acquired Fund into the corresponding Acquiring Fund pursuant to the Plan of Reorganization, the final decision whether to approve the Reorganization is up to you. The Reorganization of an Acquired Fund is not conditioned upon the Reorganization of any other Acquired Fund. Accordingly, if shareholders of your Acquired Fund approve its Reorganization, but shareholders of another Acquired Fund do not approve such other Acquired Fund’s Reorganization, assuming all other conditions to closing of its Reorganization have been satisfied, it is expected that the Reorganization of your Acquired Fund will take place as described in this Proxy Statement/Prospectus. If shareholders of any Acquired Fund fail to approve its Reorganization, the Board will consider what other actions may be appropriate.

Where to Get More Information

Exhibit H includes a list of documents that have been filed with the Securities and Exchange Commission (the “SEC”), each of which is incorporated into this Proxy Statement/Prospectus by reference.

For a free copy of any of the documents and/or to ask questions about this Proxy Statement/Prospectus, please call your Acquired Fund’s proxy solicitor toll free at 1-800-628-8532.

Additional information contained in a Statement of Additional Information (“SAI”) relating to this Proxy Statement/Prospectus, as required by the SEC, is on file with the SEC. The SAI is also available without charge, upon request by calling the toll-free number set forth above for the Pioneer Funds or by writing to Amundi US at the address set forth above. The SAI, dated the same date as this Proxy Statement/Prospectus, is incorporated by reference into this Proxy Statement/Prospectus.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files or will file reports, proxy statement/prospectus materials and other information with the SEC. These reports, proxy statement/prospectus materials and other information are or will be available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objective.

This Proxy Statement/Prospectus sets forth concisely the information about each Reorganization and each Acquiring Fund that shareholders should know before voting on the proposed Reorganizations. Please read it carefully and keep it for future reference.

The SEC has not approved or disapproved these securities or passed on the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
QUESTIONS AND ANSWERS..................................................................................................................................	7
SUMMARY OF REORGANIZATION PROPOSAL ............................................................................................	14
How Each Reorganization Will Work..........................................................................................................................	14
Comparison of Acquired Funds and Acquiring Funds ................................................................................................	14
U.S. Federal Income Tax Consequences .....................................................................................................................	15
COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS.......	15
Reorganization of Pioneer Bond VCT Portfolio into Victory Pioneer Bond VCT Portfolio........................................	17
Comparison of Current and Pro Forma Expenses........................................................................................................	17
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	18
Fund Performance........................................................................................................................................................	23
Comparison of Portfolio Management Team ..............................................................................................................	24
Reorganization of Pioneer Equity Income VCT Portfolio into Victory Pioneer Equity Income VCT Portfolio ..........	25
Comparison of Current and Pro Forma Expenses........................................................................................................	25
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	26
Fund Performance........................................................................................................................................................	30
Comparison of Portfolio Management Team ..............................................................................................................	31
Reorganization of Pioneer Fund VCT Portfolio into Victory Pioneer Fund VCT Portfolio........................................	31
Comparison of Current and Pro Forma Expenses........................................................................................................	31
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	33
Fund Performance........................................................................................................................................................	37
Comparison of Portfolio Management Team ..............................................................................................................	38
Reorganization of Pioneer High Yield VCT Portfolio into Victory Pioneer High Yield VCT Portfolio ......................	39
Comparison of Current and Pro Forma Expenses........................................................................................................	39
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	40
Fund Performance........................................................................................................................................................	46
Comparison of Portfolio Management Team ..............................................................................................................	47
Reorganization of Pioneer Mid Cap Value VCT Portfolio into Victory Pioneer Mid Cap Value VCT Portfolio........	47
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Comparison of Current and Pro Forma Expenses........................................................................................................	47
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	49
Fund Performance........................................................................................................................................................	53
Comparison of Portfolio Management Team ..............................................................................................................	54

Reorganization of Pioneer Select Mid Cap Growth VCT Portfolio into Victory Pioneer Select Mid Cap Growth VCT

Portfolio ........................................................................................................................................................	54
Comparison of Current and Pro Forma Expenses........................................................................................................	54
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	56
Fund Performance........................................................................................................................................................	60
Comparison of Portfolio Management Team ..............................................................................................................	61
Reorganization of Pioneer Strategic Income VCT Portfolio into Victory Pioneer Strategic Income VCT Portfolio ..	62
Comparison of Current and Pro Forma Expenses........................................................................................................	62
Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks...................................	63
Fund Performance........................................................................................................................................................	70
Comparison of Portfolio Management Team ..............................................................................................................	71
Principal Risks.............................................................................................................................................................	71
Purchases and Sales of Acquired Fund and Acquiring Fund Shares ..........................................................................	71
Jurisdiction of Organization........................................................................................................................................	72
Terms of Each Reorganization ....................................................................................................................................	72
Conditions to Closing Each Reorganization................................................................................................................	72
Termination of the Plan of Reorganization .................................................................................................................	73
Material U.S. Federal Income Tax Consequences of the Reorganizations .................................................................	73
Board Deliberations Regarding the Proposal .............................................................................................................	74
Board Recommendation and Required Vote................................................................................................................	78
Agreement Between Amundi and Victory Holdings Regarding the Reorganizations ..................................................	78
Comparison of Investment Advisers and Investment Advisory Fees............................................................................	79
Manager-of-Managers Structure —Acquiring Funds .................................................................................................	81
Comparison of Other Principal Service Providers......................................................................................................	81
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Payments to Broker-Dealers and Other Financial Intermediaries..............................................................................	82
PROXY VOTING AND SHAREHOLDER MEETING INFORMATION..........................................................	82
CAPITALIZATION AND OWNERSHIP OF FUND SHARES ...........................................................................	85
Capitalization of Acquired Funds and Acquiring Funds .............................................................................................	85
Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund........................................	85
Interest of Certain Persons in the Reorganizations.....................................................................................................	87
Acquired Funds ...........................................................................................................................................................	87
Acquiring Funds ..........................................................................................................................................................	87
Financial Highlights....................................................................................................................................................	87
Acquired Funds ...........................................................................................................................................................	87
Acquiring Funds ..........................................................................................................................................................	87
EXHIBIT A FORM OF AGREEMENT AND PLAN OF REORGANIZATION ............................................	A-1
EXHIBIT B COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT
POLICIES AND LIMITATIONS ..........................................................................................................................	B-1
EXHIBIT C PRINCIPAL RISKS .........................................................................................................................	C-1
EXHIBIT D ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS.....................................	D-1
EXHIBIT E COMPARISON OF ORGANIZATIONAL DOCUMENTS .........................................................	E-1
EXHIBIT F PRINCIPAL HOLDERS ..................................................................................................................	F-1
EXHIBIT G FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS.....................................................	G-1
EXHIBIT H WHERE TO GET MORE INFORMATION................................................................................	H-1

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

This is a brief overview of the reorganization proposed for your fund. We encourage you to read the full text of the enclosed Proxy Statement/Prospectus.

Q: Why am I being asked to vote?

On July 8, 2024, Victory Capital Holdings, Inc. (“Victory Holdings”), Amundi Asset Management S.A.S. (“Seller”) and, solely for certain purposes, Amundi S.A. (“Amundi Parent,” and together with Seller, the “Amundi Parties”) entered into an agreement (the “Contribution Agreement”) pursuant to which and upon the terms and subject to the conditions set forth therein, Seller will contribute to Victory Holdings, all of the shares of its subsidiary, Amundi Holdings US, Inc. (“Amundi Holdings”) (the “Transaction”). Amundi Holdings owns Amundi Asset Management US, Inc. (“Amundi US”), the investment adviser to the Pioneer Funds, and Amundi Distributor US, Inc., distributor of the Pioneer Funds. The closing of the Transaction is expected to occur on or about April 1, 2025, subject to customary closing conditions, including regulatory approvals and client consents. Upon the closing of the Transaction, all of the portfolio managers of Amundi US are expected to become employees of Victory Capital Management Inc. (“Victory Capital”), a subsidiary of Victory Holdings and the investment adviser for the Victory Pioneer Funds, and the respective portfolio managers of the Pioneer Funds are expected to be portfolio managers of the corresponding Victory Pioneer Funds immediately following the closing of the Transaction. The fund reorganizations detailed in the enclosed materials are being proposed as part of the plans to integrate the investment advisory businesses of Amundi US and Victory Capital in connection with the Transaction.

Mutual funds are required to seek shareholder approval for certain kinds of transactions, including the proposed Reorganizations described in the enclosed Proxy Statement/Prospectus. The Acquired Funds are offered to insurance companies to fund the benefits under variable annuity and variable life insurance contracts issued by such companies (“Variable Contracts”) and are additionally offered to certain qualified pension and retirement plans (“Qualified Plans”). If you are an owner of one or more Variable Contracts (“contract holder”), you are being asked by your insurance company for instructions as to how to vote the shares of your Acquired Fund that are attributable to your Variable Contract. Although shares of the Acquired Funds are sold only to insurance companies and Qualified Plans, which entities are considered to be the “shareholders of record” entitled to be present and vote at the meeting, contract holders have the right to instruct the insurance companies how to vote Acquired Fund shares attributable to their Variable Contracts with respect to the applicable proposal(s) set forth in this Proxy Statement/Prospectus. Therefore, for convenience, contract owners are referred to herein as “shareholders” and providing “votes” unless otherwise indicated.

If a contract holder does not provide instructions, the insurance company will vote your shares in the same proportion as the shares for which contract holders have provided voting instructions to the insurance company. As a result of such proportional voting by the insurance company, it is possible that a small number of contract holders could determine whether the proposal is approved.

Q: What is a fund reorganization?

A fund reorganization involves one fund (referred to in this Proxy Statement/Prospectus as the “Acquired Fund”) transferring all of its assets to another fund (referred to in this Proxy Statement/Prospectus as the “Acquiring Fund”) in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, followed by the distribution by the Acquired Fund of such Acquiring Fund shares to the Acquired Fund shareholders, and ultimately the termination, dissolution and complete liquidation of the Acquired Fund. Following the fund reorganization, shareholders of an Acquired Fund will be shareholders of the corresponding Acquiring Fund and will hold the same aggregate value of shares of the Acquiring Fund as they held in the Acquired Fund prior to the reorganization.

Q: Is my vote important?

Yes, absolutely! While the Board of Trustees of Pioneer Variable Contracts Trust (the “Board” and each Board member, a “Trustee”) has carefully reviewed the proposed reorganization for your Acquired Fund and unanimously recommends that you approve it, the proposal cannot go forward for your Acquired Fund without the approval of shareholders of your Acquired Fund. The Acquired Funds will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached in order for a vote on the proposal to be taken/the proposal has been approved.

Q: Who manages the Acquiring Funds?

Victory Capital manages the Acquiring Funds. Victory Capital is a diversified global asset management firm with total client assets of $181.1 billion, assets under management of $176.1 billion and other assets of $5.0 billion as of September 30, 2024. Victory Capital operates a next-generation business model combining boutique investment qualities with the benefits of an integrated, centralized operating and distribution platform.

Victory Capital provides specialized investment strategies to institutions, intermediaries, retirement platforms and individual investors with 11 autonomous Investment Franchises and a Solutions Platform. Victory Capital offers a wide array of investment products, including actively and passively managed mutual funds, rules-based and active exchange traded funds (“ETFs”), institutional separate accounts, variable insurance products (“VIPs”), alternative investments, private closed end funds, and a 529 Education Savings Plan. Victory Capital’s strategies are also offered through third-party investment products, including mutual funds, third-party ETF model strategies, retail separately managed accounts (“SMAs”) and unified managed accounts (“UMAs”) through wrap account programs, Collective Investment Trusts (“CITs”), and undertakings for the collective investment in transferable securities (“UCITs”). As of September 30, 2024, Victory Capital’s Franchises and Solutions Platform collectively managed a diversified set of 126 investment strategies for a wide range of institutional and retail clients and direct investors.

Q: What is the proposed reorganization of my Pioneer Fund?

You are being asked to vote on the reorganization of each Acquired Fund of which you are a shareholder into the corresponding Acquiring Fund, as noted in the table below:

Acquired Fund, each a series of Pioneer	Acquiring Fund, each a series of Victory Variable
Variable Contracts Trust	Insurance Funds II
Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT Portfolio

Pioneer Equity Income VCT Portfolio	Victory Pioneer Equity Income VCT Portfolio

Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT Portfolio

Pioneer Mid Cap Value VCT Portfolio	Victory Pioneer Mid Cap Value VCT Portfolio

Pioneer Select Mid Cap Growth VCT	Victory Pioneer Select Mid Cap Growth VCT
Portfolio	Portfolio
Pioneer Strategic Income VCT Portfolio	Victory Pioneer Strategic Income VCT Portfolio

The companies that fund the benefits under Variable Contracts and Qualified Plans are the legal owners of your Acquired Fund’s shares and will vote those shares at a meeting of shareholders of the Acquired Fund. However, you are entitled to instruct these companies how to vote the shares attributable to your Variable Contract or Qualified Plan.

When the Reorganization occurs, each Acquired Fund shareholder will become a shareholder of the corresponding Acquiring Fund. Each Acquired Fund will transfer all of its assets to its corresponding Acquiring Fund in exchange solely for shares of beneficial interest of the corresponding Acquiring Fund and the assumption by the Acquiring Fund of the corresponding Acquired Fund’s liabilities in complete liquidation of the Acquired Fund. The shares of the Acquiring Fund that you receive immediately following the Reorganization will have a total net asset value equal to the total net asset value of the shares you held in the corresponding Acquired Fund as of the closing date of the Reorganization, as determined pursuant to the Acquiring Funds’ valuation procedures. The valuation procedures of the Acquired Funds and the Acquiring Funds are substantially the same.

We encourage you to read the full text of the enclosed Proxy Statement/Prospectus to obtain a more detailed understanding of the matters relating to each proposed Reorganization.

Q: How will the Reorganizations benefit the Acquired Funds and their shareholders?

Victory Capital and Amundi US believe the Reorganizations will benefit the Acquired Funds and their shareholders. Victory Capital and Amundi US expect that the Reorganizations will offer each Acquired Fund and its shareholders, among other things:

•the continued ability to benefit from the expertise of the same portfolio managers currently managing the Acquired Fund;

•opportunities for increased asset growth and economies of scale that, over the long-term, could result from the combined distribution capabilities of the new organization expected to result from the Transaction;

•anticipated total operating expenses for all classes of shares that, on a net basis under a contractual expense limitation agreement with Victory Capital (the “Victory Expense Limitation Agreement”), are expected to be no higher than, either (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganizations, whichever is lower, for at least three years following the Reorganizations; and

•the potential to spread certain fixed costs over a larger combined asset base of the Victory Funds Complex, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Funds over the longer term.

Q:Will there be any changes to an Acquired Fund’s investment program or portfolio management team as a result of the Reorganizations?

Except as noted below, no.

Immediately after the Reorganizations, Victory Capital expects to employ the Acquired Funds’ current portfolio management team to manage the Acquiring Funds in accordance with the same investment objective(s) and principal investment strategies. Victory Capital expects that each Acquiring Fund will be subject to substantially similar principal risks as the corresponding Acquired Fund.

No material change in the investment program or change in the day-to-day portfolio management of the Acquired Funds is expected as a result of the Reorganizations.

With respect to Victory Pioneer Fund VCT Portfolio, Victory Capital will not be required to adhere to Amundi US’ current explicit ESG-related restrictions to which Amundi US and Pioneer Fund VCT Portfolio are subject. Removal of these explicit restrictions is not expected to result in any change to the fund’s investment strategy.

Q:Are there any other significant differences in the management of the Acquired Funds and the Acquiring Funds?

The investment advisory services to be provided by Victory Capital to the Acquiring Funds under the Acquiring Funds’ investment advisory agreement are similar to the investment advisory services provided by Amundi US to the Acquired Funds under the Acquired Funds’ investment advisory agreement.

The distribution services to be provided by Victory Capital Services, Inc. to the Acquiring Funds under the Acquiring Funds’ distribution agreement are similar to the distribution services provided by Amundi Distributor US, Inc. to the Acquired Funds under the Acquired Funds’ distribution agreement.

The accounting, administration and legal services to be provided by Victory Capital to the Acquiring Funds under the Acquiring Funds’ administration agreement are similar to the accounting, administration and legal services provided by Amundi US to the Acquired Funds under the Acquired Funds’ administration agreement.

Q: How will the Reorganizations work?

As a result of the Reorganizations, shareholders of each Acquired Fund will become owners of shares of the Acquiring Fund with the same value as the shares of the Acquired Fund that they held prior to the Reorganizations. More specifically, the Reorganizations provide that each class of shares of an Acquired Fund will transfer all its assets to the corresponding Acquiring Fund in exchange for shares of the class of that Acquiring Fund designated as follows:

Acquired Fund Class	Acquiring Fund Class
Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT Portfolio

Class I, Class II	Class I, Class II

Pioneer Equity Income VCT Portfolio	Victory Pioneer Equity Income VCT
Portfolio
Class I, Class II	Class I, Class II

Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT Portfolio

Class I, Class II	Class I, Class II

Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT
Portfolio
Class I, Class II	Class I, Class II

Pioneer Mid Cap Value VCT	Victory Pioneer Mid Cap Value VCT
Portfolio	Portfolio
Class I, Class II	Class I, Class II

Pioneer Select Mid Cap Growth VCT	Victory Pioneer Select Mid Cap
Portfolio	Growth VCT Portfolio
Class I	Class I

Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Portfolio	VCT Portfolio
Class I, Class II	Class I, Class II

Each Acquiring Fund will assume all of the liabilities of the Acquired Fund. Under the Reorganizations, each Acquired Fund will distribute the Acquiring Fund shares pro rata to its shareholders in cancellation of such shareholders’ proportional interests in the Acquired Fund. Each Acquired Fund will then terminate, dissolve and completely liquidate.

Following the Reorganizations, Class I shareholders of an Acquired Fund will become Class I shareholders of the corresponding Acquiring Fund. Class I shares of the Acquired Funds and Class I shares of the Acquiring Funds have similar characteristics as follows:

	Acquired Fund Class I	Acquiring Fund Class I
Sales Charges	None	None

Distribution and service (12b-	None	None
1) fees
Eligibility Requirements	Shares only may be purchased	Shares only may be purchased
	directly by separate accounts	directly by separate accounts
	established and maintained by	established and maintained by
	insurance companies for the	insurance companies for the purpose

purpose of funding Variable	of funding Variable Contracts and to
Contracts and to Qualified Plans	Qualified Plans

See Exhibit D for more information about Acquired Fund and Acquiring Fund Class I shares.

Class II shareholders of an Acquired Fund will become Class II shareholders of the corresponding Acquiring Fund. Class II shares of the Acquired Funds and Class II shares of the Acquiring Funds have similar characteristics and differ as follows:

Acquired Fund Class II
Sales Charge	None
Distribution and service (12b-	Up to 0.25% of average daily net
1) fees	assets
Eligibility Requirements	None
Conversion to Class A Shares	Shares only may be purchased
directly by separate accounts
established and maintained by
insurance companies for the
purpose of funding Variable
Contracts and to Qualified Plans

Acquiring Fund Class II

None

Up to 0.25% of average daily net assets

None

Shares only may be purchased directly by separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans

See Exhibit D for more information about Acquired Fund and Acquiring Fund Class II shares.

Expense Limitation Arrangements

For at least three years following the Reorganizations, Victory Capital has agreed to cap the operating expenses associated with investing in Classes I and II shares, respectively, of the Acquiring Fund at a level that is no higher than, either (i) net expenses associated with investing in the corresponding Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganizations, whichever is lower, for at least three years following the Reorganizations. An Acquiring Fund may experience higher net operating expenses if the Victory Expense Limitation Agreement is not continued after that three year period.

Q: Are there direct costs or tax consequences associated with the Reorganizations?

No. All of the costs and expenses associated with the Reorganizations will be borne by Victory Capital and an affiliate of Amundi US and not by the shareholders of the Acquired Funds and the Acquiring Funds. For the avoidance of doubt, none of the Acquired Funds nor their shareholders will bear any costs or expenses in connection with the Reorganizations, without regard to whether the Reorganization is approved by shareholders or completed. Each Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is generally expected that each Acquired Fund and its shareholders will not recognize gain or loss as a direct result of a Reorganization, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.” You are urged to consult with your tax advisor concerning the tax consequences of the Reorganizations.

Each Reorganization is subject to a condition that the Acquired Fund will receive an opinion of counsel that the Reorganization will not result in federal income tax liability to the Acquired Fund or its shareholders, and neither the Acquiring Fund nor the Acquired Fund can waive this condition.

Q:Will there be any changes to the rights or benefits provided by my Variable Contract or Qualified Plan as a result of the Reorganizations?

No. The Reorganizations will not affect any of the rights or benefits provided by your Variable Contract or Qualified Plan. The Acquiring Fund that corresponds to the Acquired Fund that is currently offered as an investment option under your Variable Contract or Qualified Plan will continue to be offered as an investment option following the Reorganizations.

Q: If approved, when will the Reorganizations happen?

The Reorganizations will take place as soon as practicable following shareholder approval of each Reorganization, subject to satisfaction of customary closing conditions, including that the Transaction involving Victory Capital and Amundi US proceeds to close. The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds). The Transaction is expected to be completed on or about April 1, 2025, and the Reorganizations are proposed to close generally concurrently with the close of the Transaction.

Q: What will happen if a Reorganization is not approved?

Approval and closing of one Reorganization is not conditioned upon the approval and closing of any other Reorganization, but the closing of each Reorganization is conditioned upon closing of the Transaction by Victory Capital and Amundi US. Since the Transaction is conditioned upon, among other things, obtaining the consent of clients (including the Acquired Funds), even if an Acquired Fund’s shareholders approve a Reorganization, the Transaction may not close if other clients do not consent or other conditions are not met. While Victory Holdings has received sufficient approval of the Transaction from Victory Holdings shareholders, if the Transaction does not close, none of the Reorganizations will take place and the Acquired Funds will continue to operate with Amundi US as their investment adviser.

If the shareholders of an Acquired Fund have not approved the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with Amundi US will terminate by its terms and in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At that point, the Board may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders. The Contribution Agreement provides for an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization.

In the event that shareholders of an Acquired Fund have not approved the Reorganization with respect to the Acquired Fund at the time of the closing of the Transaction, the Acquired Fund may enter into an interim advisory agreement with the Adviser for a period not to exceed 150 days. If shareholders of an Acquired Fund approve the Reorganization with respect to the Acquired Fund before the end of the 150-day period, any amount of the advisory fees held in an escrow account under the interim advisory agreement, plus interest earned, will be paid to Victory Capital. If shareholders of an Acquired Fund do not approve the Reorganization with respect to the Acquired Fund before the end of the 150-day period, the Board of such Acquired Fund will consider what further action to take consistent with their fiduciary duties to the Acquired Fund, and Victory Capital will be paid the lesser of its costs incurred in performing services under the interim advisory agreement or the total amount of the escrow account, plus interest earned.

Q: How does my Board recommend that I vote?

After careful consideration, the Board unanimously recommends that you vote FOR the Reorganization of your Acquired Fund.

For a summary of the Board’s considerations in evaluating the Reorganizations, please see the accompanying Proxy Statement/Prospectus.

Q: How can I vote?

You can vote in one of four ways:

•By telephone (call the toll free number listed on your proxy card and/or voting instruction form)

•By Internet (log on to the Internet site listed on your proxy card and/or voting instruction form)

•By mail (using the enclosed postage prepaid envelope)

•In person at the shareholder meeting scheduled to occur at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on March 27, 2025

Photographic identification and proof of ownership of a Pioneer Fund as of the record date will be required for admission to the Meeting. The deadline for voting by telephone or Internet is close of business on the date immediately before the Meeting. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card and/or voting instruction form card for instructions for voting by telephone, Internet or mail.

Q: Whom should I call if I have questions?

If you have questions about the proposal described in the Proxy Statement/Prospectus or about voting procedures, please call the Acquired Funds’ proxy solicitor, EQ Fund Solutions LLC (“EQ”) toll free at 1-800-628-8532. You may obtain a copy of each Acquired Fund’s annual report for its most recent fiscal year end, without charge. Please direct any such requests US.AskAmundiUS@amundi.com, by telephone to 1-800-225-6292, by writing to Amundi

US at 60 State Street, Boston, Massachusetts 02109 or by visiting https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts.

SUMMARY OF REORGANIZATION PROPOSAL

This Proxy Statement/Prospectus is being used by each Acquired Fund to solicit proxies to vote at the Meeting. Shareholders of each Acquired Fund will consider a proposal to approve the Plan of Reorganization providing for the Reorganization, pursuant to which their Acquired Fund will be reorganized into the corresponding Acquiring Fund. A form of the Plan of Reorganization is included at Exhibit A.

The following is a summary. More complete information appears later in this Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

With respect to each Acquired Fund, if the Reorganization is approved by the Acquired Fund’s shareholders and all other closing conditions have been satisfied:

•The Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund (the “Reorganization Shares”) and the assumption by the corresponding Acquiring Fund of all of the Acquired Fund’s liabilities.

•The Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Acquired Fund, less the liabilities it assumes from the corresponding Acquired Fund. The shares of the Acquiring Fund that you receive immediately following the Reorganization will have a total net asset value equal to the total net asset value of the shares you held in the corresponding Acquired Fund as of the closing date of the Reorganization, as determined pursuant to the Acquiring Funds’ valuation procedures. The valuation procedures of the Acquired Funds and the Acquiring Funds are substantially the same. Each Acquired Fund will then terminate, dissolve and completely liquidate. Assets held by each Acquired Fund for which no market quotation is readily available will be fair valued in good faith in a manner consistent with the Acquiring Fund’s valuation procedures at the time of the Reorganization.

•No sales charges (including CDSC) will be imposed on the shares of the Acquiring Funds issued in connection with the Reorganizations.

•All of the costs and expenses associated with the Reorganizations will be borne by Victory Capital and an affiliate of Amundi US and not by the shareholders of the Funds. For the avoidance of doubt, none of the Acquired Funds nor their shareholders will bear any costs or expenses in connection with the Reorganizations.

•The Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes. Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.” You are urged to consult with your tax advisor concerning the tax consequences of the Reorganizations.

•After the Reorganization is completed, the Acquired Fund’s shareholders will be shareholders of the corresponding Acquiring Fund, and the Acquired Fund will be dissolved.

Comparison of Acquired Funds and Acquiring Funds

•Each Acquired Fund and its corresponding Acquiring Fund share the same investment objective(s) and principal investment strategies and principal risks, except that with respect to Victory Pioneer Fund VCT Portfolio Victory Capital will not be required to adhere to Amundi US’ current explicit ESG-related restrictions to which Amundi US and Pioneer Fund VCT Portfolio are subject. Removal of these explicit restrictions is not expected to result in any change to the fund’s investment strategy. In addition, for Pioneer Bond VCT Portfolio, the Acquiring Fund’s 80% investment policy will be revised to specify that normally, the Fund invests at least 80% of its net assets in bonds; this revision is not expected to result in any change to the way in which the Fund invests.

•The Reorganizations contemplate that the Class I and Class II classes of each Acquired Fund will be reorganized into the corresponding Class I and Class II classes of the Acquiring Funds.

•The Acquired Funds and the Acquiring Funds have similar policies for buying and selling shares and similar exchange rights.

•The Acquired Funds and the Acquiring Funds have similar policies with respect to dividends and distributions.

•With respect to each Acquiring Fund, the advisory fee will be identical to the advisory fee applicable to the corresponding Acquired Fund.

•Contractual fees and expenses relating to the operations of the Acquiring Funds, such as custody and administration costs, are expected to be substantially similar as those applicable to the operations of the Acquired Funds, although certain expenses such as cost related to fund administration and accounting are initially expected to be higher. Other categories of fees and expenses, such as blue-sky registration costs, brokerage commissions and audit expenses, are not expected to differ materially between the Acquiring Funds and Acquired Funds. Victory Capital has informed the Board that it will look for opportunities to achieve economies of scale through consolidation of the service providers to the Acquiring Funds and the other mutual funds managed by Victory Capital.

•Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a three-year period following the Reorganization, such Fund’s net expenses will not exceed, either (i) net expenses associated with investing in the corresponding Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. Following that three-year period, an Acquiring Fund’s total net expenses may increase if the Victory Capital expense limitation agreement is not renewed or if the Board of Trustees of Victory Variable Insurance Funds II approves different arrangements with service providers. Under the terms of its expense limitation agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquiring Funds for up to two years after the waiver or reimbursement took place, subject to certain restrictions.

U.S. Federal Income Tax Consequences

Each Reorganization is expected to be a “reorganization” for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the corresponding Acquiring Fund receive an opinion from Sidley Austin LLP substantially to that effect, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.” Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of its Reorganization. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

At any time prior to a Reorganization, a shareholder may redeem shares of an Acquired Fund. Any such redemption is expected to be a taxable transaction to shareholders (other than shareholders in tax-deferred arrangements), with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Acquired Fund shares and the amount of cash or the value of other property received.

Each Reorganization is subject to a condition that the Acquired Fund will receive an opinion of counsel that the Reorganization will not result in federal income tax liability to the Acquired Fund or its shareholders, and neither the Acquiring Fund nor the Acquired Fund can waive this condition.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

COMPARISON OF ACQUIRED FUNDS AND ACQUIRING FUNDS — ALL REORGANIZATIONS

Fees and Expenses. Set forth below is a comparison of each Acquired Fund’s and each Acquiring Fund’s fees and expenses. The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an

Acquired Fund or the corresponding Acquiring Fund. The tables do not reflect the fees, expenses or withdrawal charges imposed by a Variable Contract. If Variable Contract expenses were reflected, the fees in the tables would be higher. The information shown (for both the Acquiring Fund and corresponding Acquired Fund) is for the six-month period covered in the Acquired Fund’s most recent Form N-CSRS filing. For each Acquiring Fund, only pro forma information is provided since each Acquiring Fund will not commence operations until its Reorganization is completed. Pro forma information reflects estimated expenses that the Acquiring Fund would expect to bear in the current fiscal year had the Reorganization occurred, which may differ from the “Other Expenses” of the Acquired Fund. Actual expenses for an Acquiring Fund may differ from those shown.

The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund. As previously noted, pursuant to the Victory Expense Limitation Agreement, Victory Capital has contractually agreed to limit expenses and/or waive fees for each Acquiring Fund so that, for at least a three-year period following the Reorganization, such Acquiring Fund’s total net expenses will not exceed either (i) net expenses associated with investing in the corresponding Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower. If a Victory Expense Limitation Agreement is not renewed after that three-year period on the same terms, the applicable Acquiring Fund may experience higher net operating expenses.

Under the terms of the Victory Expense Limitation Agreement, Victory Capital may recoup waived advisory fees and reimbursed expenses with respect to the Acquiring Funds for up to two years after the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. Any recoupment will not cause an Acquiring Fund to exceed any operating expense limit in effect at the time of the recoupment.

All of the costs and expenses associated with the Reorganizations will be borne by Victory Capital and an affiliate of Amundi US and not by the shareholders of the Funds. For the avoidance of doubt, none of the Acquired Funds nor their shareholders will bear any costs or expenses in connection with the Reorganizations.

Investment Objective(s), Principal Investment Strategies, Principal Risks, Management Team, and Performance. Also set forth below, for each Reorganization, is a comparison of the Acquired Fund’s and the corresponding Acquiring Fund’s investment objective(s), principal investment strategies, and principal risks, as well as information about the Fund’s portfolio management team. The following information is applicable to each of the Reorganizations:

•Amundi US is the investment adviser to the Acquired Funds; Victory Capital is the investment adviser to the Acquiring Funds.

•The investment objective(s) of each Acquiring Fund is the same as that of its corresponding Acquired Fund. Similarly, the principal investment strategies and principal risks of each Acquiring Fund are the same as those of the corresponding Acquired Fund, except that Victory Pioneer Fund VCT Portfolio will not be subject to certain ESG-related restrictions to which Pioneer Fund VCT Portfolio is subject. In addition, for Pioneer Bond VCT Portfolio, the Acquiring Fund’s 80% investment policy will be revised to specify that normally, the Fund invests at least 80% of its net assets in bonds; this revision is not expected to result in any change to the way in which the Fund invests. Please see below and Exhibit D for additional information about each Acquiring Fund’s investment strategies.

•The Acquiring Funds are subject to fundamental investment policies that are the same as those that apply to the Acquired Funds. A “fundamental” investment policy is one that may not be changed without a shareholder vote. The Acquiring Funds’ investment restrictions are stated under the caption “Fundamental Investment Restrictions” in the SAI relating to this Proxy Statement/Prospectus.

•For a discussion of each Acquired Fund’s performance, see the most recent shareholder reports of the Pioneer Funds. Past performance is no guarantee of future results. Because the Acquiring Funds have not commenced operations prior to the date of this Proxy Statement/Prospectus, no performance information is available. Since the Acquired Funds will be considered the accounting survivors of the Reorganizations, each Acquiring Fund is expected to assume the performance history of its corresponding Acquired Fund at the closing of its respective Reorganization.

As used herein, “Fund” refers to both Acquired Funds and corresponding Acquiring Funds.

Reorganization of Pioneer Bond VCT Portfolio into Victory Pioneer Bond VCT Portfolio

Comparison of Current and Pro Forma Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. The tables do not reflect the fees, expenses or withdrawal charges imposed by a Variable Contract. If Variable Contract expenses were reflected, the fees in the tables would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Bond VCT Portfolio (Current)

(Acquired Fund)(1)

Management Fees	Class I	Class II
	0.40%	0.40%
Distribution and Service (12b-1) Fees.........................................	0.00%	0.25%
Other Expenses............................................................................	0.13%	0.13%
Acquired Fund Fees and Expenses(2) ...........................................	0.05%	0.05%
Total Annual Fund Operating Expenses Plus Acquired
Fund Fees and Expenses(2) ........................................................	0.58%	0.83%
Victory Pioneer Bond VCT Portfolio (Current and Pro Forma)
(Acquiring Fund)
Management Fees	Class I	Class II
	0.40%	0.40%
Distribution (12b-1) Fees .........................................................	0.00%	0.25%
Other Expenses(3) ......................................................................	0.15%	0.15%
Acquired Fund Fees and Expenses(4) .......................................	0.05%	0.05%
Total Annual Fund Operating Expenses(5) ...........................	0.60%	0.85%
Fee Waiver/Expense Reimbursement(5)....................................	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement(5) ...................................	0.60%	0.85%

(1)The Acquired Fund’s Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses in the table above have been restated and differ from the total annual fund operating expenses plus acquired fund fees and expenses reflected in the Acquired Fund’s currently effective prospectus dated May 1, 2024, other than with respect to the Acquired Fund Fees and Expenses. The Acquired Fund’s Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended June 30, 2024. The Acquired Fund Fees and Expenses have been estimated at the same levels as reflected in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The information derived from the financial statements and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(2)Total annual fund operating expenses in the table, before and after fee waivers and expense reimbursements, are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section, which do not include acquired fund fees and expenses.

(3)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(4)Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.

(5)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, acquired fund fees and expenses, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower, for at least three years following the closing of the Reorganization. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples: The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the Fund is an investment option. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares (with
or without redemption)

Pioneer Bond VCT Portfolio (Current)	1	3	5	10

(Acquired Fund)
Class I.................................................................................	$59	$186	$324	$726
Class II................................................................................	85	265	460	1,025
Victory Pioneer Bond VCT Portfolio (Pro Forma)
(Acquiring Fund)
Class I.................................................................................	$61	$192	$335	$750
Class II................................................................................	87	271	471	1,049

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 56% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT
	(Acquired Fund)	Portfolio (Acquiring Fund)
Investment Objective	The fund seeks current income and	Same
total return.
Principal Investment Strategy	Normally, the fund invests at least	Same, except that the fund’s 80%
	80% of its net assets (plus the	investment policy will be revised to
	amount of borrowings, if any, for	state that normally, the fund invests
	investment purposes) in debt	at least 80% of its net assets (plus
	securities issued or guaranteed by	the amount of borrowings, if any,
	the U.S. government, its agencies	for investment purposes) in bonds.
	and instrumentalities, investment	For purposes of this policy, bonds
	grade debt securities (including	include all fixed income investments
	convertible debt) of corporate or	other than preferred stock (e.g., debt
	other issuers and cash, cash	securities issued or guaranteed by
	equivalents and other short-term	the U.S. government, its agencies
	holdings. Derivative instruments	and instrumentalities and debt
	that provide exposure to such	securities (including convertible

Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT
(Acquired Fund)	Portfolio (Acquiring Fund)

securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy.

The fund may invest a substantial portion of its assets in mortgage- related securities, including commercial mortgage-backed securities, collateralized mortgage obligations, credit risk transfer securities and “sub-prime” mortgages; and asset-backed securities. The fund’s investments in mortgage-related and asset- backed securities include securities issued by private issuers. The fund’s investments in mortgage- related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).

The fund also may invest a portion of its assets in subordinated debt securities, municipal securities, preferred securities, Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities, floating-rate loans and insurance-linked securities. The fund also may enter into mortgage dollar roll transactions.

The fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser (known as junk bonds), including securities that are in default. The debt) of corporate or other issuers). Derivative instruments that provide exposure to such investments or have similar economic characteristics may be used to satisfy the fund’s 80% policy.

This revision is not expected to result in any change to the way in which the fund invests.

Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT
(Acquired Fund)	Portfolio (Acquiring Fund)

fund may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.

The fund may invest in securities of any maturity, and maintains an average fund maturity which varies based upon the judgment of the fund’s adviser. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred and payment in kind and auction rate features.

The fund may, but is not required to, use derivatives, such as credit default swaps and credit default swap index products (CDX) (swaps based on a fund of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds). The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage fund characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT
(Acquired Fund)	Portfolio (Acquiring Fund)

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the fund’s fund, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including

Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT
(Acquired Fund)	Portfolio (Acquiring Fund)

chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT
Principal Investment Risk	(Acquired Fund)	Portfolio (Acquiring Fund)
Market risk	X	X

Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
High yield or “junk” bond	X	X
risk
Risks of investing in loans	X	X

	Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT
Principal Investment Risk	(Acquired Fund)	Portfolio (Acquiring Fund)
Risks of investing in	X	X
insurance-linked securities
Inflation-linked securities	X	X
risk
Risks of subordinated	X	X
securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of investing in when-	X	X
issued, delayed delivery, to
be announced and forward
commitment transactions
Risks of non-U.S.	X	X
investments
Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Mortgage dollar roll	X	X
transactions risk
Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Credit default swap index	X	X
risk
Risks of investing in inverse	X	X
floating rate obligations
Leveraging risk	X	X

Market segment risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund ‘s Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts.

The Acquired Fund’s past performance does not necessarily indicate how it will perform in the future.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I Shares (%) (Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	8.77%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-5.90%	01/01/2022 to	03/31/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class I	3.15%	0.64%	1.97%
Class II	3.01%	0.43%	1.73%
Bloomberg U.S. Aggregate Bond Index (reflects no	1.25%	-0.33%	1.35%
deduction for fees, expenses or taxes)

Comparison of Portfolio Management Team

The Victory Pioneer Bond VCT Portfolio is expected to have the same portfolio managers that manage the Pioneer Bond VCT Portfolio. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Kenneth J. Taubes, Executive Vice President of Amundi US (portfolio manager of the fund since 2004)

•Brad Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US (portfolio manager of the fund since 2018)

•Timothy Rowe, Managing Director and Director of Multi-Sector Fixed Income of Amundi US (portfolio manager of the fund since 2018)

•Jonathan Scott, Senior Vice President and Deputy Director of Multi-Sector Fixed Income of Amundi US (portfolio manager of the fund since 2021)

See Exhibit D for information about the members of the Victory Pioneer Bond VCT Portfolio’s portfolio management team.

Reorganization of Pioneer Equity Income VCT Portfolio into Victory Pioneer Equity Income VCT Portfolio

Comparison of Current and Pro Forma Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. The tables do not reflect the fees, expenses or withdrawal charges imposed by a Variable Contract. If Variable Contract expenses were reflected, the fees in the tables would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Equity Income VCT Portfolio (Current)

(Acquired Fund)(1)

Management Fees	Class I	Class II
	0.65%	0.65%
Distribution and Service (12b-1) Fees.........................................	0.00%	0.25%
Other Expenses............................................................................	0.16%	0.16%
Total Annual Fund Operating Expenses .................................	0.81%	1.06%
Victory Pioneer Equity Income VCT Portfolio (Pro Forma)
(Acquiring Fund)
Management Fees	Class I	Class II
	0.65%	0.65%
Distribution (12b-1) Fees .........................................................	0.00%	0.25%
Other Expenses(2) ......................................................................	0.18%	0.18%
Total Annual Fund Operating Expenses(3) ...........................	0.83%	1.08%
Fee Waiver/Expense Reimbursement(3)....................................	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement(3) ...................................	0.83%	1.08%

(1)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six- month period ended June 30, 2024. The information derived from the financial statement and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(2)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(3)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower, for at least three years following the closing of the Reorganization. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples: The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the Fund is an investment option. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares (with
or without redemption)

Pioneer Equity Income VCT Portfolio (Current)	1	3	5	10

(Acquired Fund)
Class I.................................................................................	$83	$259	$450	$1,002
Class II................................................................................	108	337	585	1,294
Victory Pioneer Equity Income VCT Portfolio
(Current
and Pro Forma) (Acquiring Fund)
Class I.................................................................................	$85	$265	$460	$1,025
Class II................................................................................	110	343	595	1,317

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 81% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Equity Income VCT	Victory Pioneer Equity Income
	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Investment Objective	Current income and long-term	Same
growth of capital from a portfolio
consisting primarily of income
producing equity securities of U.S.
corporations.
Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its total assets in income
producing equity securities of U.S.
issuers. The income producing
equity securities in which the fund
may invest include common stocks,
preferred stocks, securities of other
investment companies (including
mutual funds, exchange-traded

Pioneer Equity Income VCT	Victory Pioneer Equity Income
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

funds and closed-end funds) that invest primarily in equity securities, and equity interests in real estate investment trusts (REITs). The remainder of the fund may be invested in debt securities, most of which are expected to be convertible into common stocks. The fund may invest in initial public offerings of equity securities.

The fund may invest up to 20% of its total assets in securities of non- U.S. issuers, including depositary receipts. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund also may invest in investment grade and below investment grade debt securities (known as junk bonds). The fund may invest up to 10% of its net assets in junk bonds, including below investment grade convertible debt securities.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage fund characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

Pioneer Equity Income VCT	Victory Pioneer Equity Income
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

The fund’s investment adviser uses a value approach to select the fund’s investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and

Pioneer Equity Income VCT	Victory Pioneer Equity Income
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Equity Income VCT	Victory Pioneer Equity Income
Principal Investment Risk	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Market risk	X	X

Value style risk	X	X

Income producing securities	X	X
risk
Large capitalization	X	X
companies risk
Portfolio selection risk	X	X

ESG risk	X	X

Risks of non-U.S.	X	X
investments
Risks of investments in real	X	X
estate related securities

	Pioneer Equity Income VCT	Victory Pioneer Equity Income
Principal Investment Risk	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Debt securities risk	X	X

High yield or “junk” bond	X	X
risk
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund ‘s Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Russell 1000 Value Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts.

The Acquired Fund’s past performance does not necessarily indicate how it will perform in the future.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I Shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	15.23%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-26.08%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class I	11.26%	6.74%	8.26%
Class II	10.97%	6.48%	7.99%
S&P 500 Index (reflects no deduction for fees,	25.02%	14.53%	13.10%
expenses or taxes)
Russell 1000 Value Index (reflects no deduction	14.37%	8.68%	8.49%
for fees, expenses or taxes)

Comparison of Portfolio Management Team

The Victory Pioneer Equity Income VCT Portfolio is expected to have the same portfolio managers that manages the Pioneer Equity Income VCT Portfolio. The portfolio managers who are jointly and primarily responsible for the day- to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Sammi Truong, Vice President of Amundi US (portfolio manager of the fund since 2018)

•John Arege, Vice President of Amundi US (portfolio manager of the fund since May 2023)

See Exhibit D for information about the members of the Victory Pioneer Equity Income VCT Portfolio’s portfolio management team.

Reorganization of Pioneer Fund VCT Portfolio into Victory Pioneer Fund VCT Portfolio

Comparison of Current and Pro Forma Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. The tables do not reflect the fees, expenses or withdrawal charges imposed by a Variable Contract. If Variable Contract expenses were reflected, the fees in the tables would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Fund VCT Portfolio (Current)

(Acquired Fund)(1)

Management Fees	Class I	Class II
	0.65%	0.65%
Distribution and Service (12b-1) Fees.........................................	0.00%	0.25%
Other Expenses............................................................................	0.10%	0.10%
Total Annual Fund Operating Expenses .................................	0.75%	1.00%
Victory Pioneer Fund VCT Portfolio (Pro Forma)
(Acquiring Fund)
Management Fees	Class I	Class II
	0.65%	0.65%
Distribution (12b-1) Fees .........................................................	0.00%	0.25%
Other Expenses(2) ......................................................................	0.12%	0.12%
Total Annual Fund Operating Expenses(3) ...........................	0.77%	1.02%
Fee Waiver/Expense Reimbursement(3)....................................	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement(3) ...................................	0.77%	1.02%

(1)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six- month period ended June 30, 2024. The information derived from the financial statements and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(2)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(3)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower, for at least three years following the closing of the Reorganization. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples: The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the Fund is an investment option. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares (with
			or without redemption)

Pioneer Fund VCT Portfolio (Current)	1		3	5	10

(Acquired Fund)
Class I.................................................................................		$77	$240	$417	$930
Class II................................................................................		102	318	552	1,225
Victory Pioneer Fund VCT Portfolio (Current
and Pro Forma) (Acquiring Fund)
Class I.................................................................................		$79	$246	$428	$954

Class II................................................................................	104	325	563	1,248

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 64% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and substantially similar principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT
	(Acquired Fund)	Portfolio (Acquiring Fund)
Investment Objective	Reasonable income and capital	Same
growth.
Principal Investment Strategy	The fund invests in a broad group	Same, except that the adviser will
	of carefully selected securities that	not be required to adhere to the
	the fund’s adviser believes are	predecessor adviser’s explicit
	reasonably priced, rather than in	restrictions from investing fund
	securities whose prices reflect a	assets in (i) companies that the
	premium resulting from their	adviser determines have significant
	current market popularity. The fund	involvement in the manufacturing of
	invests predominantly in equity	complete tobacco products, (ii)
	securities. For purposes of the	companies engaged in the
	fund’s investment policies, equity	production, sale, storage of, or
	securities include common stocks	providing services for, certain
	and other equity instruments, such	controversial weapons, including
	as securities of other investment	chemical, biological and depleted
	companies (including mutual	uranium weapons and certain
	funds, exchange-traded funds and	antipersonnel mines and cluster
	closed-end funds) that invest	bombs, (iii) companies developing
	primarily in equity securities,	or planning to develop new thermal
	equity interests in real estate	coal capacities, companies
	investment trusts (REITs),	generating more than 20% of their
	depositary receipts, warrants, rights	revenue from thermal coal mining
	and preferred stocks.	extraction, companies with annual
	The fund primarily invests in	thermal coal extraction of 70MT or
more without intention to reduce, or
	securities of U.S. issuers. The fund	companies with revenue in thermal
	may invest up to 15% of its total	coal mining extraction and thermal
	assets in securities of non-U.S.	coal power generation that exceeds
	issuers. The fund will not invest	50% of their revenue, or (iv) issuers
	more than 5% of its total assets in	that violate, repeatedly and
	the securities of emerging markets	seriously, one or more of the ten
	issuers.	principles of the UN Global
	The fund may invest up to 15% of	Compact, without credible
corrective action.
its net assets in REITs.

Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT
(Acquired Fund)	Portfolio (Acquiring Fund)

The fund may invest in initial public offerings of equity securities. The fund may also invest in investment grade and below investment grade debt securities (known as junk bonds).

The fund may, but is not required to, use derivatives. The fund may use derivatives, such as stock index futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund’s investment adviser uses a value approach to select the fund’s investments to buy and sell. Using this investment style and environmental, social and corporate governance (ESG) analysis described below, the adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security’s potential to

Removal of these explicit restrictions is not expected to result in any change to the fund’s investment strategy.

The fund will continue not to invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses. To the extent possible on the basis of information available to the fund’s investment adviser, an issuer will be deemed to be significantly involved in an activity if it derives more than 10% of its gross revenues from such activities, with the exception of thermal coal mining, which has a threshold of 20% of its gross revenues.

Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT
(Acquired Fund)	Portfolio (Acquiring Fund)

provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.

The adviser integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. When evaluating an issuer as an investment opportunity, the adviser considers ESG information in the context of the issuer’s respective sector or industry. In addition to making its own ESG evaluations, the adviser considers ESG ratings (where available) provided by third parties or internal sources. The adviser considers these ratings as part of the investment decision making process, including in seeking to avoid investing in companies that present the most ESG risk, as indicated by the ratings, which may impact the issuer’s ability to generate long- term value for its shareholders. When selecting investments, the adviser generally does not consider as eligible investments those companies that, in the judgment of the adviser, have lower ESG ratings, relative to other companies both within the relevant industry and within the applicable universe of companies, subject to exception where one or more ratings, in the judgment of the adviser, do not reflect a company’s ESG attributes. The fund generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses.

Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT
(Acquired Fund)	Portfolio (Acquiring Fund)

The adviser generally will not invest fund assets in (i) companies that the adviser determines have significant involvement in the manufacturing of complete tobacco products, (ii) companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs, (iii) companies developing or planning to develop new thermal coal capacities, companies generating more than 20% of their revenue from thermal coal mining extraction, companies with annual thermal coal extraction of 70MT or more without intention to reduce, or companies with revenue in thermal coal mining extraction and thermal coal power generation that exceeds 50% of their revenue, or

(iv)issuers that violate, repeatedly and seriously, one or more of the ten principles of the UN Global Compact, without credible corrective action.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT
Principal Investment Risk	(Acquired Fund)	Portfolio (Acquiring Fund)
Market risk	X	X

Value style risk	X	X

	Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT
Principal Investment Risk	(Acquired Fund)	Portfolio (Acquiring Fund)
Portfolio selection risk	X	X

ESG risk	X	X

Risks of investments in real	X	X
estate related securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of non-U.S.	X	X
investments
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund ‘s Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts.

The Acquired Fund’s past performance does not necessarily indicate how it will perform in the future.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I Shares (%) (Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	20.04%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-17.31%	04/01/2022 to	06/30/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class I	22.65%	15.16%	13.34%
Class II	22.31%	14.86%	13.05%
S&P 500 Index (reflects no deduction for fees,	25.02%	14.53%	13.10%
expenses or taxes)

Comparison of Portfolio Management Team

The Victory Pioneer Fund VCT Portfolio is expected to have the same portfolio managers that manage the Pioneer Fund VCT Portfolio. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Jeff Kripke, Senior Vice President of Amundi US (lead portfolio manager) (portfolio manager of the fund since 2015);

•Craig Sterling, Managing Director, Director of Core Equity and Head of Equity Research, US of Amundi US (portfolio manager of the fund since 2019)

•James Yu, Senior Vice President and Portfolio Manager of Amundi US (portfolio manager of the fund since 2019).

See Exhibit D for information about the members of the Victory Pioneer Fund VCT Portfolio’s portfolio management team.

Reorganization of Pioneer High Yield VCT Portfolio into Victory Pioneer High Yield VCT Portfolio

Comparison of Current and Pro Forma Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. The tables do not reflect the fees, expenses or withdrawal charges imposed by a Variable Contract. If Variable Contract expenses were reflected, the fees in the tables would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer High Yield VCT Portfolio (Current)

(Acquired Fund)(1)

Management Fees	Class I	Class II
	0.65%	0.65%
Distribution and Service (12b-1) Fees.........................................	0.00%	0.25%
Other Expenses............................................................................	0.46%	0.46%
Acquired Fund Fees and Expenses(2) ...........................................	0.05%	0.05%
Total Annual Fund Operating Expenses Plus Acquired
Fund Fees and Expenses(2) ........................................................	1.16%	1.41%
Less: Fee Waiver/Expense Reimbursement(3) .............................	-0.21%	-0.21%
Net Expenses Plus Acquired Fund Fees and Expenses(3)........	0.95%	1.20%

Victory Pioneer High Yield VCT Portfolio (Pro Forma)

(Acquiring Fund)

Management Fees	Class I	Class II
	0.65%	0.65%
Distribution (12b-1) Fees .........................................................	0.00%	0.25%
Other Expenses(4) ......................................................................	0.48%	0.48%
Acquired Fund Fees and Expenses(5)	0.05%	0.05%
Total Annual Fund Operating Expenses(6) ...........................	1.18%	1.43%
Fee Waiver/Expense Reimbursement(6)....................................	(0.23)%	(0.23)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement(6) ...................................	0.95%	1.20%

(1)The Acquired Fund’s Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses in the table above have been restated and differ from the total annual fund operating expenses plus acquired fund fees and expenses reflected in the Acquired Fund’s currently effective prospectus dated May 1, 2024, other than with respect to the Acquired Fund Fees and Expenses. The Acquired Fund’s Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended June 30, 2024. The Acquired Fund Fees and Expenses have been estimated at the same levels as reflected in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The information derived from the financial statements and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(2)Total annual operating expenses in the table, before and after fee waivers and expense reimbursements, are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section, which do not include acquired fund fees and expenses.

(3)The Acquired Fund’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2025. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the Acquired Fund incurs excluded expenses. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.

(4)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(5)Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, acquired fund fees and expenses, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, (0.90% and 1.15% of the Fund’s Class I and Class II shares, respectively) or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower, for at least three years following the closing of the Reorganization. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples: The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the Fund is an investment option. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares (with
or without redemption)

Pioneer High Yield VCT Portfolio (Current)	1	3	5	10

(Acquired Fund)
Class I.................................................................................	$97	$303	$574	$1,350
Class II................................................................................	122	381	708	1,633
Victory Pioneer High Yield VCT Portfolio (Current
and Pro Forma) (Acquiring Fund)
Class I.................................................................................	$97	$303	$579	$1,367
Class II................................................................................	122	381	712	1,650

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 40% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer High Yield VCT	Victory High Yield VCT Portfolio
	Portfolio (Acquired Fund)	(Acquiring Fund)
Investment Objective	Maximize total return through a	Same
combination of income and capital
appreciation.
Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its total assets in below
investment grade (high yield) debt
securities and preferred stocks.
Derivative instruments that provide
exposure to such high yield debt

Pioneer High Yield VCT	Victory High Yield VCT Portfolio
Portfolio (Acquired Fund)	(Acquiring Fund)

securities and preferred stock or have similar economic characteristics may be used to satisfy the fund’s 80% policy. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. The fund may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.

The fund invests in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The fund’s investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.

The fund may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).

The fund may invest up to 20% of its net assets in common stock and other equity investments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).

The fund may invest up to 15% of its total assets in securities of non- U.S. issuers.

Pioneer High Yield VCT	Victory High Yield VCT Portfolio
Portfolio (Acquired Fund)	(Acquiring Fund)

The fund may invest a portion of its assets in mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage obligations, credit risk transfer securities and “sub-prime” mortgages, and asset- backed securities. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).

The fund also may invest a portion of its assets in floating rate loans, subordinated debt securities, municipal securities and insurance- linked securities. The fund may invest in debt securities and other obligations of U.S. and non-U.S. governmental entities.

The fund may, but is not required to, use derivatives such as credit default swaps, credit default swap index products (“CDX”) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds), forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to

Pioneer High Yield VCT	Victory High Yield VCT Portfolio
Portfolio (Acquired Fund)	(Acquiring Fund)

increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may hold cash or other short-term investments.

The fund’s investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security’s potential to provide income.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally

Pioneer High Yield VCT	Victory High Yield VCT Portfolio
Portfolio (Acquired Fund)	(Acquiring Fund)

considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT
Principal Investment Risk	(Acquired Fund)	Portfolio (Acquiring Fund)
Market risk	X	X

High yield or “junk” bond	X	X
risk
Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

	Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT
Principal Investment Risk	(Acquired Fund)	Portfolio (Acquiring Fund)
Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of investing in loans	X	X

Risks of investing in	X	X
insurance-linked securities
Risks of subordinated	X	X
securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Equity securities risk	X	X

Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of warrants and rights	X	X

Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Credit default swap index	X	X
risk
Risks of investing in inverse	X	X
floating rate obligations
Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

	Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT
Principal Investment Risk	(Acquired Fund)	Portfolio (Acquiring Fund)
Market segment risk	X	X

Portfolio turnover risk	X	X

Valuation risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund ‘s Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The ICE BofA U.S. High Yield Index and ICE BofA All Convertibles Speculative Quality Index are provided to show how the Acquired Fund’s performance compare with the returns of indices of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts.

The Acquired Fund’s past performance does not necessarily indicate how it will perform in the future.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I Shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	10.33%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-16.76%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class I	8.71%	3.09%	4.25%
Class II	8.48%	2.78%	3.91%

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)

ICE BofA U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)

ICE BofA All Convertibles Speculative Quality Index (reflects no deduction for fees, expenses or taxes)

1.25% -0.33% 1.35%

8.20% 4.04% 5.08%

10.10% 17.23% 12.44%

Comparison of Portfolio Management Team

The Victory Pioneer High Yield VCT Portfolio is expected to have the same portfolio managers that manage the Pioneer High Yield VCT Portfolio. The portfolio managers who are jointly and primarily responsible for the day-to- day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Andrew Feltus, Managing Director and Co-Director of High Yield of Amundi US (portfolio manager of the fund since 2007)

•Matthew Shulkin, Senior Vice President of Amundi US (portfolio manager of the fund since 2017)

•Kenneth Monaghan, Managing Director and Co-Director of High Yield of Amundi US (portfolio manager of the fund since 2019)

See Exhibit D for information about the members of the Victory Pioneer High Yield VCT Portfolio’s portfolio management team.

Reorganization of Pioneer Mid Cap Value VCT Portfolio into Victory Pioneer Mid Cap Value VCT Portfolio

Comparison of Current and Pro Forma Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. The tables do not reflect the fees, expenses or withdrawal charges imposed by a Variable Contract. If Variable Contract expenses were reflected, the fees in the tables would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Mid Cap Value VCT Portfolio (Current)

(Acquired Fund)(1)

Management Fees		Class I		Class II
	0.65%		0.65%
Distribution and Service (12b-1) Fees.........................................	0.00%		0.25%
	47
Other Expenses............................................................................	0.12%	0.12%
Total Annual Fund Operating Expenses .................................	0.77%	1.02%
Victory Pioneer Mid Cap Value VCT Portfolio (Pro Forma)
(Acquiring Fund)
Management Fees	Class I	Class II
	0.65%	0.65%
Distribution (12b-1) Fees .........................................................	0.00%	0.25%
Other Expenses(2) ......................................................................	0.14%	0.14%
Total Annual Fund Operating Expenses(3) ...........................	0.79%	1.04%
Fee Waiver/Expense Reimbursement(3)....................................	(0.00)%	(0.00)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement(3) ...................................	0.79%	1.04%

(1)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six- month period ended June 30, 2024. The information derived from the financial statements and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(1)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(2)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, acquired fund fees and expenses, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower, for at least three years following the closing of the Reorganization. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples: The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the Fund is an investment option. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares (with
or without redemption)

Pioneer Mid Cap Value VCT Portfolio (Current)	1	3	5	10

(Acquired Fund)
Class I.................................................................................	$79	$246	$428	$954
Class II................................................................................	104	325	563	1,248
Victory Pioneer Mid Cap Value VCT Portfolio
(Current
and Pro Forma) (Acquiring Fund)
Class I.................................................................................	$81	$252	$439	$978
Class II................................................................................	106	331	574	1,271

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 48% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Mid Cap Value VCT	Victory Pioneer Mid Cap Value
	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Investment Objective	Capital appreciation by investing in	Same
a diversified portfolio of securities
consisting primarily of common
stocks.
Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its total assets in equity
securities of mid-size companies.
Mid-size companies are those with
market values, at the time of
investment, that do not exceed the
greater of the market capitalization
of the largest company within the
Russell Midcap Value Index
($73.29 billion as of December 31,
2023) or the 3-year rolling average
of the market capitalization of the
largest company within the Russell
Midcap Value Index ($52.6 billion
as of December 31, 2023), as
measured at the end of the
preceding month, and are not less
than the smallest company within
the index. The Russell Midcap
Value Index measures the
performance of U.S. mid-cap value
stocks. The size of the companies
in the index changes constantly
with market conditions and the
composition of the index. The
equity securities in which the fund
principally invests are common
stocks, preferred stocks and
depositary receipts, but the fund
may invest in other types of equity
securities to a lesser extent, such as
securities of other investment
companies (including mutual
funds, exchange-traded funds and
closed-end funds) that invest
primarily in equity securities,
equity interests in real estate
investment trusts (REITs), warrants
and rights. The fund may invest in
initial public offerings of equity
securities.

Pioneer Mid Cap Value VCT	Victory Pioneer Mid Cap Value
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

The fund may invest up to 25% of its total assets in securities of non- U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund uses a “value” style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on

Pioneer Mid Cap Value VCT	Victory Pioneer Mid Cap Value
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

the company’s assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including

Pioneer Mid Cap Value VCT	Victory Pioneer Mid Cap Value
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same similar investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Mid Cap Value VCT	Victory Pioneer Mid Cap Value
Principal Investment Risk	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Market risk	X	X

Mid-size companies risk	X	X

Value style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of non-U.S.	X	X
investments
Risks of investments in real	X	X
estate related securities
Risks of initial public	X	X
offerings
Risks of investment in other	X	X
fund
Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of warrants and right	X	X

Debt securities risk	X	X

Market segment risk	X	X

Derivatives risk	X	X

	Pioneer Mid Cap Value VCT	Victory Pioneer Mid Cap Value
Principal Investment Risk	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Russell Midcap Value Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts.

The Acquired Fund’s past performance does not necessarily indicate how it will perform in the future.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I Shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	16.84%	10/01/2020 to	12/31/2020
Lowest Calendar Quarter	-28.76%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class I	10.94%	9.29%	7.18%
Class II	10.64%	9.02%	6.91%
S&P 500 Index (reflects no deduction for fees,	25.02%	14.53%	13.10%
expenses or taxes)
Russell Midcap Value Index (reflects no deduction	13.07%	8.59%	8.10%
for fees, expenses or taxes)

Comparison of Portfolio Management Team

The Victory Pioneer Mid Cap Value VCT Portfolio is expected to have the same portfolio managers that manage the Pioneer Mid Cap Value VCT Portfolio. The portfolio managers who are jointly and primarily responsible for the day- to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Timothy P. Stanish, Vice President and EVA (economic value added) Analyst of Amundi US (lead portfolio manager) (portfolio manager of the fund since 2018)

•John Arege, Vice President of Amundi US (portfolio manager of the fund since February 2022)

See Exhibit D for information about the members of the Victory Pioneer Mid Cap Value VCT Portfolio’s portfolio management team.

Reorganization of Pioneer Select Mid Cap Growth VCT Portfolio into Victory Pioneer Select Mid Cap Growth VCT Portfolio

Comparison of Current and Pro Forma Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. The tables do not reflect the fees, expenses or withdrawal charges imposed by a Variable Contract. If Variable Contract expenses were reflected, the fees in the tables would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Select Mid Cap Growth VCT Portfolio (Current)

(Acquired Fund)(1)

Management Fees	Class I
0.74%
Distribution and Service (12b-1) Fees......................................	0.00%
Other Expenses(2) ......................................................................	0.14%
Total Annual Fund Operating Expenses ..............................	0.88%

Victory Pioneer Select Mid Cap Growth VCT Portfolio (Pro Forma)

(Acquiring Fund)

Management Fees	Class I
0.74%
Distribution (12b-1) Fees .........................................................	0.00%
Other Expenses(3) ......................................................................	0.16%
Total Annual Fund Operating Expenses(4) ...........................	0.90%
Fee Waiver/Expense Reimbursement(4)....................................	(0.00)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement(4) ...................................	0.90%

(1)The Acquired Fund’s Total Annual Fund Operating Expenses in the table above have been restated and differ from the total annual fund operating expenses in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The Acquired Fund’s Total Annual Fund Operating Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six- month period ended June 30, 2024. The information derived from the financial statements and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(2)Other expenses for Class II shares are based on estimated amounts for the current fiscal year.

(3)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(4)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower, for at least three years following the closing of the Reorganization. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples: The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the Fund is an investment option. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares (with
			or without redemption)

Pioneer Select Mid Cap Growth VCT Portfolio	1		3	5	10

(Current)
(Acquired Fund)
Class I.................................................................................		$90	$281	$488	$1,084
Victory Pioneer Select Mid Cap Growth VCT
Portfolio (Current
and Pro Forma) (Acquiring Fund)
Class I.................................................................................		$92	$287	$498	$1,108

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 74% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

Victory Pioneer Select Mid Cap
	Pioneer Select Mid Cap Growth	Growth VCT Portfolio (Acquiring
	VCT Portfolio (Acquired Fund)	Fund)
Investment Objective	Long-term capital growth.	Same

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for
investment purposes) in equity
securities of mid-size companies.
Mid-size companies are those with
market values, at the time of
investment, that do not exceed the
greater of the market capitalization
of the largest company within the
Russell Midcap Growth Index
($86.96 billion as of February 29,
2024) or the 3-year rolling average
of the market capitalization of the
largest company within the Russell
Midcap Growth Index ($60.28
billion as of February 29, 2024), as
measured at the end of the
preceding month, and are not less
than the smallest company within
the index. The Russell Midcap
Growth Index measures the
performance of U.S. mid-cap
growth stocks. The size of the
companies in the index changes
constantly as a result of market
conditions and the composition of
the index. The fund’s investments
will not be confined to securities
issued by companies included in
the index. For purposes of the
fund’s investment policies, equity
securities include common stocks
and other equity instruments, such
as securities of other investment
companies (including mutual
funds, exchange-traded funds and
closed-end funds) that invest
primarily in equity securities,
depositary receipts, warrants,
rights, equity interests in real estate
investment trusts (REITs) and

Victory Pioneer Select Mid Cap
Pioneer Select Mid Cap Growth	Growth VCT Portfolio (Acquiring
VCT Portfolio (Acquired Fund)	Fund)

preferred stocks. The fund may invest in initial public offerings of equity securities.

The fund may invest in securities of issuers in any industry or market sector. The fund may invest up to 20% of its total assets in debt securities. The fund may invest up to 5% of its net assets in below investment grade debt securities (known as junk bonds), including below investment grade convertible debt securities, and securities in default.

The fund may invest up to 20% of its net assets in REITs.

The fund may invest up to 20% of its total assets in securities of non- U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term instruments.

The fund uses a “growth” style of management and seeks to invest in companies with above average potential for earnings and revenue

Victory Pioneer Select Mid Cap
Pioneer Select Mid Cap Growth	Growth VCT Portfolio (Acquiring
VCT Portfolio (Acquired Fund)	Fund)

growth that are also trading at attractive market valuations. To select growth stocks the fund’s investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.

The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not

Victory Pioneer Select Mid Cap
Pioneer Select Mid Cap Growth	Growth VCT Portfolio (Acquiring
VCT Portfolio (Acquired Fund)	Fund)

a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Victory Pioneer Select Mid Cap
	Pioneer Select Mid Cap Growth VCT	Growth VCT Portfolio (Acquiring
Principal Investment Risk	Portfolio (Acquired Fund)	Fund)
Market risk	X	X

Mid-size companies risk	X	X

Growth style risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

Risks of investments in real	X	X
estate related securities
Risks of warrants and rights	X	X

Preferred stocks risk	X	X

Victory Pioneer Select Mid Cap
	Pioneer Select Mid Cap Growth VCT	Growth VCT Portfolio (Acquiring
Principal Investment Risk	Portfolio (Acquired Fund)	Fund)
Risks of initial public	X	X
offerings
Risks of investment in other	X	X
funds
Debt securities risk	X	X

Risks of convertible	X	X
securities
Risks of non-U.S.	X	X
investments
Market segment risk	X	X

Derivatives risk	X	X

Leveraging risk	X	X

Valuation risk	X	X

Liquidity risk	X	X

Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Russell Midcap Growth Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts.

The Acquired Fund’s past performance does not necessarily indicate how it will perform in the future.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I Shares (%)

(Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	30.17%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-22.04%	04/01/2022 to	06/30/2022

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class I	23.93%	8.82%	10.04%
S&P 500 Index (reflects no deduction for fees,	25.02%	14.53%	13.10%
expenses or taxes)
Russell Midcap Growth Index (reflects no	22.10%	11.47%	11.54%
deduction for fees, expenses or taxes)

Comparison of Portfolio Management Team

The Victory Pioneer Select Mid Cap Growth VCT Portfolio is expected to have the same portfolio managers that manage the Pioneer Select Mid Cap Growth VCT Portfolio. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Ken Winston (lead portfolio manager), Senior Vice President of Amundi US (portfolio manager of the fund since 2013)

•Shaji John, Senior Vice President of Amundi US (portfolio manager of the fund since 2013)

•David Sobell, Senior Vice President and Senior Equity Analyst of Amundi US (portfolio manager of the fund since 2016)

•Timothy P. Stanish, Managing Director, Director of Mid Cap Equities, US of Amundi US (portfolio manager of the fund since November 2023)

See Exhibit D for information about the members of the Victory Pioneer Select Mid Cap Growth VCT Portfolio’s portfolio management team.

Reorganization of Pioneer Strategic Income VCT Portfolio into Victory Pioneer Strategic Income VCT Portfolio

Comparison of Current and Pro Forma Expenses

The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of an Acquired Fund or the corresponding Acquiring Fund. The tables do not reflect the fees, expenses or withdrawal charges imposed by a Variable Contract. If Variable Contract expenses were reflected, the fees in the tables would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Pioneer Strategic Income VCT Portfolio (Current)

(Acquired Fund)(1)

Management Fees	Class I	Class II
	0.65%	0.65%
Distribution and Service (12b-1) Fees.........................................	0.00%	0.25%
Other Expenses............................................................................	0.50%	0.50%
Acquired Fund Fees and Expenses(2) ...........................................	0.06%	0.06%
Total Annual Fund Operating Expenses Plus Acquired
Fund Fees and Expenses(2) ........................................................	1.21%	1.46%
Less: Fee Waiver/Expense Reimbursement(3) .............................	-0.40%	-0.40%
Net Expenses Plus Acquired Fund Fees and Expenses(3)........	0.81%	1.06%

Victory Pioneer Strategic Income VCT Portfolio (Pro Forma)

(Acquiring Fund)

Management Fees	Class I	Class II
	0.65%	0.65%
Distribution (12b-1) Fees .........................................................	0.00%	0.25%
Other Expenses(4) ......................................................................	0.52%	0.52%
Acquired Fund Fees and Expenses(5)	0.06%	0.06%
Total Annual Fund Operating Expenses(6) ...........................	1.23%	1.48%
Fee Waiver/Expense Reimbursement(6)....................................	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee
Waiver/Expense Reimbursement(6) ...................................	0.81%	1.06%

(1)The Acquired Fund’s Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses in the table above have been restated and differ from the total annual fund operating expenses plus acquired fund fees and expenses reflected in the Acquired Fund’s currently effective prospectus dated May 1, 2024, other than with respect to the Acquired Fund Fees and Expenses. The Acquired Fund’s Total Annual Fund Operating Expenses Plus Acquired Fund Fees and Expenses have been restated to reflect more current publicly available information as contained in the Form N-CSRS filing of the Acquired Fund for the six-month period ended June 30, 2024. The Acquired Fund Fees and Expenses have been estimated at the same levels as reflected in the Acquired Fund’s currently effective prospectus dated May 1, 2024. The information derived from the financial statements and financial highlights for the six-month period ended June 30, 2024 in the Acquired Fund’s Form N-CSRS filing has not been audited.

(2)Total annual operating expenses in the table, before and after fee waivers and expense reimbursements, are higher than the corresponding ratios of expenses to average net assets shown in the “Financial Highlights” section, which do not include acquired fund fees and expenses.

(3)The portfolio’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce expenses to 0.75% and 1.00% of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2025. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the portfolio incurs excluded expenses. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.

(4)Estimated for the current fiscal year, as the Acquiring Fund has not yet commenced investment operations.

(5)Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.

(6)Victory Capital, the Acquiring Fund’s investment adviser, has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, acquired fund fees and expenses, and brokerage commissions) do not exceed the lower of (i) net expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, (0.75% and 1.00% of the Fund’s Class I and Class II shares, respectively) or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower, for at least three years following the closing of the Reorganization. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Expense examples: The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the Fund is an investment option. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares (with
or without redemption)

Pioneer Strategic Income VCT Portfolio (Current)	1	3	5	10

(Acquired Fund)
Class I.................................................................................	$83	$259	$543	$1,353
Class II................................................................................	108	337	677	1,637
Victory Pioneer Strategic Income VCT Portfolio
(Current
and Pro Forma) (Acquiring Fund)
Class I.................................................................................	$83	$259	$547	$1,370
Class II................................................................................	108	337	681	1,654

Portfolio Turnover: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the expense example, affect the Fund’s performance. During the Acquired Fund’s fiscal year ended December 31, 2023, the Acquired Fund’s portfolio turnover rate was 53% of the average value of the Fund’s portfolio. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations.

Comparison of Investment Objective(s), Principal Investment Strategies and Principal Risks

Investment Objective and Principal Investment Strategies

The Acquired Fund and its corresponding Acquiring Fund have the same investment objectives and principal investment strategies. Each Fund’s investment objective is “non-fundamental,” which means that it may be changed by the applicable Fund’s Board of Trustees without the approval of Fund shareholders. There can be no assurance that a Fund will achieve its investment objective.

	Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Investment Objective	A high level of current income.	Same

Principal Investment Strategy	Normally, the fund invests at least	Same
80% of its net assets (plus the
amount of borrowings, if any, for

Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

investment purposes) in debt securities. Derivative investments that provide exposure to debt securities or have similar economic characteristics may be used to satisfy the fund’s 80% policy. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The fund’s investment adviser allocates the fund’s investments among the following three segments of the debt markets:

•Below investment grade (high yield or junk bond) securities of U.S. and non- U.S. issuers

•Investment grade securities of U.S. issuers

•Investment grade securities of non-U.S. issuers

The adviser’s allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the fund may have a substantial amount of its assets in any one of such segments. The fund may invest in securities of issuers in any market capitalization range, industry or market sector.

The fund invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); mortgage-related securities, including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), credit risk transfer securities and “sub-prime” mortgages; and asset-backed securities. The fund may invest a substantial portion of its assets in asset-backed securities and

Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

mortgage-related securities, including CMBS, CMOs and other mortgage-related securities issued by private issuers. The fund’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).

The fund may invest in securities of any maturity and maintains an average portfolio maturity which varies based upon the judgment of the fund’s investment adviser. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The fund’s investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Depending upon the adviser’s allocation among market segments, up to 70% of the fund’s total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the fund’s total assets may be invested in debt securities rated below CCC by Standard & Poor’s Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined

Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

to be of equivalent credit quality by the adviser. The fund’s investments in debt securities rated below investment grade may include securities that are in default. The fund may invest in floating rate loans, subordinated debt securities, insurance-linked securities, and municipal securities. The fund may also invest in Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities.

Up to 85% of the fund’s total assets may be in debt securities of non- U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

The fund may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, securities of other investment companies (including mutual funds, exchange- traded funds and closed-end funds) that invest primarily in equity securities and equity interests in real estate trusts (REITs).

The fund may, but is not required to, use derivatives, such as credit default swaps, credit default swap index products (CDX) (swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds), forward foreign currency exchange contracts, and bond and interest rate futures. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund’s return as a non- hedging strategy that may be considered speculative; to manage

Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund also may hold cash or other short-term investments.

The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the fund, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG

Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)

considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight. Notwithstanding the foregoing, the adviser generally will not invest fund assets in companies engaged in the production, sale, storage of, or providing services for, certain controversial weapons, including chemical, biological and depleted uranium weapons and certain antipersonnel mines and cluster bombs.

Principal Risks

An investment in each Fund is subject to certain risks. The principal risks associated with an investment in the Acquired Fund are substantially similar to the principal risks associated with an investment in its corresponding Acquiring Fund because the Funds have the same investment objectives and have principal investment strategies. The principal risks are substantially similar, although each Fund may use different terminology to describe the principal risks applicable to such Fund’s principal investment strategy. The following table provides a comparison of the types of principal investment risks associated with an investment in the Acquiring Fund as compared to the corresponding Acquired Fund. Additional information regarding the risks of each Fund can be found in its prospectus, incorporated by reference herein. Additional information regarding the risks can be found in Exhibit C.

It is possible to lose money on an investment in a Fund. The Funds will be affected by the investment decisions, techniques and risk analyses of the adviser and there is no guarantee that a Fund will achieve its investment objective. Any of the following risks, among others, could affect Fund performance or cause a Fund to lose money or to underperform market averages of other funds. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

	Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Principal Investment Risk	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Market risk	X	X

High yield or “junk” bond	X	X
risk
Interest rate risk	X	X

Credit risk	X	X

Prepayment or call risk	X	X

Extension risk	X	X

Liquidity risk	X	X

Portfolio selection risk	X	X

ESG risk	X	X

U.S. Treasury obligations	X	X
risk

	Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Principal Investment Risk	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
U.S. government agency	X	X
obligations risk
Mortgage-related and asset-	X	X
backed securities risk
Risks of instruments that	X	X
allow for balloon payments
or negative amortization
payments
Risks of investing in loans	X	X

Collateral risk	X	X

Risk of disadvantaged	X	X
access to confidential
information
Risks of investing in	X	X
insurance-linked securities
Inflation-linked securities	X	X
risk
Risks of subordinated	X	X
securities
Municipal securities risk	X	X

Risks of zero coupon bonds,	X	X
payment in kind, deferred
and contingent payment
securities
Risks of non-U.S.	X	X
investments
Currency risk	X	X

Equity securities risk	X	X

Risks of convertible	X	X
securities
Preferred stocks risk	X	X

Risks of investment in other	X	X
funds
Derivatives risk	X	X

Credit default swap risk	X	X

Credit default swap index	X	X
risk
Risks of investing in inverse	X	X
floating rate obligations
Forward foreign currency	X	X
transactions risk
Leveraging risk	X	X

Market segment risk	X	X

Valuation risk	X	X

	Pioneer Strategic Income VCT	Victory Pioneer Strategic Income
Principal Investment Risk	Portfolio (Acquired Fund)	VCT Portfolio (Acquiring Fund)
Redemption risk	X	X

Cybersecurity risk	X	X

Expense risk	X	X

See Exhibit C for a detailed description of each of these risks.

Fund Performance

The Acquiring Fund will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the performance history of the Acquired Fund.

The bar chart and table indicate the risks and volatility of an investment in the Acquired Fund by showing how the Acquired Fund has performed in the past. The bar chart shows changes in the performance of the Acquired Fund’s Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the Acquired Fund over time and compares these returns to the returns of one or more broad measures of market performance. The Bloomberg U.S. Universal Index is provided to show how the Acquired Fund’s performance compares with the returns of an index of securities similar to those in which the Acquired Fund invests.

You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts.

The Acquired Fund’s past performance does not necessarily indicate how it will perform in the future.

The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.

Annual return Class I Shares (%) (Year ended December 31)

For the period covered by the bar chart:

	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	10.14%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-10.27%	01/01/2020 to	03/31/2020

Average annual total return (%)

(for periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Class I	4.24%	1.58%	2.68%
Class II	3.87%	1.34%	2.24%
Bloomberg U.S. Aggregate Bond Index (reflects no	1.25%	-	1.35%
deduction for fees, expenses or taxes)		0.33%
Bloomberg U.S. Universal Index (reflects no	2.04%	0.06%	1.73%
deduction for fees, expenses or taxes)

Comparison of Portfolio Management Team

The Victory Pioneer Strategic Income VCT Portfolio is expected to have the same portfolio managers that manage the Pioneer Strategic Income VCT Portfolio. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the Acquired Fund (and their current respective title(s) with Amundi US) are:

•Kenneth J. Taubes, Executive Vice President of Amundi US (portfolio manager of the fund since 1999)

•Andrew Feltus, Managing Director and Co-Director of High Yield of Amundi US (portfolio manager of the fund since 2012)

•Brad Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US (portfolio manager of the fund since 2021)

•Jonathan Scott, Senior Vice President and Deputy Director of Multi Sector Fixed Income of Amundi US (portfolio manager of the fund since 2018)

See Exhibit D for information about the members of the Victory Pioneer Strategic Income VCT Portfolio’s portfolio management team.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION AND THE PROPOSAL

Principal Risks

The principal risks of the Acquired Funds and the Acquiring Funds will be substantially similar. Set forth in Exhibit C is a glossary of risks, in alphabetical order, describing the principal risks indicated for each Acquiring Fund and each Acquired Fund in “Comparison of Investment Objective(s), Principal Investment Strategies, and Principal Risks” above. You may lose money by investing in any of these Funds.

Purchases and Sales of Acquired Fund and Acquiring Fund Shares

The Acquired Funds and the Acquiring Funds have similar policies for buying and selling shares and similar exchange rights. Please see Exhibit D for a description of these policies for the Acquiring Funds, which are the same as the comparable policies for the Acquired Funds, except as noted below:

•Both the Acquired Funds and the Acquiring Funds discourage frequent purchases and redemptions of fund shares (market timing) and have similar policies and procedures regarding market timing. However, there are some differences between the Acquired Funds’ and the Acquiring Funds’ policies and procedures regarding market timing. For example, the Acquired Funds may consider trading in their shares to be excessive for a variety of reasons, such as if a Variable Contract owner or Qualified Plan participant provides instructions to the insurance company or plan administrator for: the sale of shares of the Acquired Fund within 30 days after the shares were purchased; two or more purchases and redemptions within a short period of time; or a series of transactions that indicate a timing pattern or strategy. Under the Acquiring Funds’ policies and procedures, a shareholder’s trading privileges are suspended (other than redemption of Acquiring Fund shares) if the shareholder has a history of three short-term transactions within 90 days or less.

Jurisdiction of Organization

The Acquired Funds and the Acquiring Funds are structured as open-end management investment companies organized as series of Delaware statutory trusts. Please see Exhibit E for a comparison of the material rights of shareholders of the Acquired Funds and shareholders of the Acquiring Funds.

Terms of Each Reorganization

The following is a summary of certain terms of the Plan of Reorganization, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A:

•Each Reorganization is expected to be effective on or about April 1, 2025, subject to approval by Acquired Fund shareholders and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization is expected to occur as soon as is conveniently practicable.

•On the closing date of each Reorganization, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the corresponding Acquiring Fund will assume all the Acquired Fund’s liabilities and will issue Reorganization Shares to the Acquired Fund. The value of each Acquired Fund’s assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Plan of Reorganization. The Reorganization Shares will have an aggregate net asset value on the closing date of the Reorganization equal to the value of the assets received from the Acquired Fund, less the liabilities assumed by the corresponding Acquiring Fund in the transaction. The Reorganization Shares will be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the corresponding Acquiring Fund.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Plan of Reorganization, including, among other things:

•The Transaction between the Amundi Parties and Victory Holdings closes.

•The Acquired Fund has delivered to the corresponding Acquiring Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in the Plan of Reorganization are true and correct as of the Closing Date.

•The Acquiring Fund has delivered to the corresponding Acquired Fund a certificate executed in its name by a duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in the Plan of Reorganization are true and correct as of the Closing Date.

•The Acquired Fund and the corresponding Acquiring Fund will have received any opinions of counsel necessary to carry out the Reorganization.

•A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•The shareholders of the Acquired Fund will have approved the Plan of Reorganization by the requisite vote of a majority of the outstanding voting securities.

•The Acquired Fund and the corresponding Acquiring Fund will have received an opinion from Sidley Austin LLP substantially to the effect that the Reorganization will be a “reorganization” for U.S. federal income tax purposes, as described in more detail in the section entitled “Material U.S. Federal Income Tax Consequences of the Reorganizations.” Neither the Acquiring Fund nor the corresponding Acquired Fund may waive this condition.

Termination of the Plan of Reorganization

The Plan of Reorganization and the transactions contemplated by it may be terminated by the Acquired Trust, on behalf of an Acquired Fund, or the Acquiring Trust, on behalf of an Acquiring Fund, at any time prior to the Closing Date of the Reorganization of such Acquired Fund or Acquiring Fund, provided that the Board of Trustees of the Acquiring Trust or the Acquired Trust, as appropriate determines, in good faith, and in a manner consistent with its fiduciary duties, that the Plan of Reorganization, and the transactions contemplated thereby, are no longer in the best interests of the shareholders of such Acquiring Fund or Acquired Fund. The Plan of Reorganization also will terminate in the event of the termination of the Contribution Agreement in accordance with its terms.

If the Plan of Reorganization is terminated in accordance with the above, then the termination will be without liability of any party; provided however that if the termination results from the material breach by a party of a covenant or agreement of such party contained in Plan of Reorganization, then such party responsible for the material breach will be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party. If the Plan of Reorganization is terminated or if the closing of the Reorganizations do not occur, Amundi US has agreed to pay or reimburse the Acquired Trust and each Acquired Fund for all such costs and expenses of the Acquired Trust and such Acquired Fund, without regard to any right to seek reimbursement from Victory Capital.

Material U.S. Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Internal Revenue Code of 1986 (“Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of an Acquired Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

With respect to each Reorganization, it is a condition of closing of the Reorganization that the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to Victory Variable Insurance Funds II, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

•(i) the transfer of all of the assets of the Acquired Fund (“Assets”) solely in exchange for the Acquiring Fund shares (including fractional shares) and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund shares to the Acquired Fund shareholders, and (ii) the termination, dissolution and liquidation of the Acquired Fund, all pursuant to the Plan of Reorganization, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

•no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets of the Acquired Fund to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders followed by the complete, termination, dissolution and liquidation of the Acquired Fund;

•no gain or loss will be recognized by the Acquired Fund shareholders upon the receipt of their Acquiring Fund shares pursuant to the Reorganization;

•the aggregate tax basis of Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder;

•the holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization;

•the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately before the Reorganization; and

•the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund.

The opinions of Sidley Austin LLP relating to the Reorganizations will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinions, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Funds and the Acquired Funds and assume, among other things, that the Reorganizations will be consummated in accordance with the operative documents. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.

The tax year of each of the Acquired Funds is expected to continue with its corresponding Acquiring Fund. As a result, each such Acquired Fund is not obligated to distribute its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net realized capital gains (if any) prior to the Reorganization but it may decide to make such a distribution anyway.

Assuming the applicable Reorganization qualifies as a “reorganization” for U.S. federal income tax purposes, as expected, the applicable Acquiring Fund will succeed to the tax attributes of the corresponding Acquired Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund, if any, will be available to offset future gains recognized by the corresponding Acquiring Fund (subject to the conditions and limitations under the Code). Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains. However, the capital losses of an Acquiring Fund, as the successor in interest to an Acquired Fund, may subsequently become subject to an annual limitation as a result of ownership changes, if such occur.

At any time prior to a Reorganization, a shareholder may redeem shares of an Acquired Fund. Any such redemption is expected to be a taxable transaction to shareholders (other than shareholders in tax-deferred arrangements), with such a shareholder recognizing taxable gain or loss equal to the difference between the tax basis in its Acquired Fund shares and the amount of cash or the value of other property received.

This description of the U.S. federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganizations, shareholders should also consult their tax advisers as to the state, local, foreign and non-income tax consequences, if any, of the Reorganizations.

Board Deliberations Regarding the Proposal

At meetings held on May 14-15, 2024, July 22-23, 2024, September 16-17, 2024, November 12-13, 2024, December 16, 2024, and December 30, 2024, the Board of each of the Acquired Funds met to consider the Reorganizations. At these meetings, which included meetings of the full Board and separate meetings of the Independent Trustees, and at meetings of the Independent Trustees held on May 23, 2024, June 24, 2024, August 19, 2024, and October 29, 2024, the Board or the Independent Trustees, as the case may be, considered, among other things, whether it would be in the best interests of each Acquired Fund and its shareholders to approve the Reorganization with respect to that Acquired Fund, and the anticipated impacts of the Reorganization and the Transaction on the Acquired Fund’s shareholders.

To assist the Board in its consideration of the Reorganization, Victory Capital provided extensive information to the Board regarding the Transaction, the Reorganization and the Plan of Reorganization. Before and during the December 30, 2024 meeting, the Board sought additional information as it deemed necessary and appropriate. In connection with their consideration of the Reorganization, the Independent Trustees worked with their independent legal counsel to prepare requests for additional information that were submitted to Victory Capital and Amundi US. The Independent Trustees’ requests for information sought information relevant to the Board’s consideration of the Reorganization and other anticipated impacts of the Transaction on the Acquired Fund and its shareholders. In addition, the Board formed a Transaction Sub-Committee comprised solely of Independent Trustees to assist the Board in its consideration of the Reorganization and the Transaction. The Board and the Transaction Sub-Committee met with senior management representatives of Victory Capital and Amundi US on numerous occasions to discuss various aspects of the Transaction, to review information provided to assist the Board in its consideration of the Reorganization and the Transaction, and to make supplemental due diligence requests for additional information from Victory Capital and Amundi US with respect to the Reorganization and the Transaction. Victory Capital and Amundi US provided documents and information in response to the requests from the Board and the Transaction Sub-Committee, and made presentations to, and responded to questions from, the Board and the Transaction Sub-Committee at various meetings.

The Board received and considered information regarding the structure of the Transaction. The Board received and considered information regarding Victory Capital’s business and operating structure, scale of operations, leadership and reputation. The Board received and considered information regarding the nature, quality and extent of services to be provided to the Acquiring Fund and their shareholders by Victory Capital. The Board received and considered information regarding Victory Capital’s investment management capabilities and plans to integrate Amundi US investment personnel into Victory Capital as members of Pioneer Investments, a planned Victory Capital investment franchise, and plans to operate the Acquiring Fund using the same investment approach under which the Acquired Fund is managed.

The Board received and considered information regarding the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Acquiring Fund, including Victory Capital’s compliance, risk management, cybersecurity and legal resources and personnel. The Board also considered information provided by Victory Capital related to its business, legal, and regulatory affairs, including information regarding the resources available to Victory Capital to provide the services to the Acquiring Fund. The Board also considered information regarding Victory Capital’s financial condition and its ability to provide a high level of service to the Acquiring Fund and continuously invest and re-invest in its investment management business.

The Board received and considered information about the distribution capabilities and resources of Victory Capital. The Board also received and considered information about the shareholder services that would be available to shareholders of the Acquiring Fund. The Board received and considered information about Victory Capital’s investment reputation, broad product line, service quality and industry relationships, and its depth in resources and experience, including experience in acquisitions. The Board received and considered information about the benefits Victory Capital’s asset management business could provide to Acquired Fund shareholders.

The Board received and considered information regarding Victory Capital’s key service providers, including distribution, custody, transfer agency and administration service providers, the fees charged by such service providers as compared to the fees charged by the Acquired Fund’s service providers, and Victory Capital’s plans to propose to transition from certain of the Pioneer Funds’ current service providers, including distribution and fund administration, to the Victory Funds’ service providers following the consummation of the Reorganization. The Board noted that Victory Capital will provide administration services to the Acquiring Funds. The Trustees considered that the fees Victory Capital charges for administration services are higher than the fees that Amundi US receives as reimbursement for services rendered, and considered Victory Capital’s explanation of the reasons for the differences in administration fees charged by Victory Capital and Amundi US as well as the expense limitation arrangements proposed to be implemented for the Acquiring Fund for at least three years following the completion of the Reorganization.

The information provided to the Board also included information about the Reorganization, including the investment strategy of the Acquiring Fund; the fees and expenses of the Acquiring Fund, including the advisory fee rate and any applicable breakpoints as assets increase; the expense limitation arrangements proposed to be implemented for the Acquiring Fund following the Reorganization, as applicable; information about the Acquiring Fund’s valuation practices and procedures; and information about the expected tax-free nature of the Reorganization.

The Board also received and considered information about the Acquiring Trust, and the similarities and differences in shareholder rights under the Declaration of Trust of the Acquiring Trust and the Acquired Fund’s Acquired Trust. It was noted that the Independent Trustees of the Acquired Fund had been elected to the Board of Trustees of the Acquiring Trust by the initial shareholder of the Acquiring Trust, and would provide the same oversight of the Acquiring Fund as they currently provide to the Acquired Fund.

Prior to voting on the Plan of Reorganization, the Independent Trustees reviewed the Transaction, the Reorganization and the Plan of Reorganization with representatives of Amundi US and Victory Capital, counsel to the Acquired Fund and counsel to the Independent Trustees. The Independent Trustees also reviewed the Transaction, the Reorganization and the Plan of Reorganization with their counsel in private sessions at which no representatives of Amundi US, Victory Capital or counsel to the Acquired Fund were present.

In connection with the Board’s review of the Reorganization and the Plan of Reorganization, the Board considered, among other factors:

(i)that, in the Transaction, Amundi US would be combined into Victory Capital in exchange for shares of Victory Capital issued to Amundi without Amundi becoming a controlling stockholder of Victory Capital, and that Amundi and Victory Capital would establish a long-term reciprocal distribution partnership;

(ii)representations by Victory Capital regarding the reputation, experience, financial strength and resources of Victory Capital and its investment franchises;

(iii)the nature, quality and extent of services to be provided to the Acquiring Fund and its shareholders by Victory Capital;

(iv)that Victory Capital has informed the Board that the current portfolio managers of the Acquired Fund are expected to continue to act as portfolio managers of the Acquiring Fund following the consummation of the Reorganization as members of Pioneer Investments, a Victory Capital investment franchise, managing the Acquiring Fund using the same investment approach under which the Acquired Fund is currently managed, and the Board considered the historical investment performance record of the Acquired Fund under such investment approach;

(v)the non-investment resources, infrastructure and personnel of Victory Capital that would be involved in Victory Capital’s services to the Acquiring Fund, including Victory Capital’s legal and operational structure, risk management, administrative, legal, compliance and cybersecurity functions;

(vi)Victory Capital’s distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Fund to grow assets and lower fees and expenses through increased economies of scale;

(vii)Victory Capital’s broad distribution network and a larger fund family of Victory Funds may also provide opportunities for asset growth for the Acquired Fund and economies of scale through the potential to negotiate lower fee rates from service providers and to determine fees based on the assets of the entire Victory Fund complex;

(viii)the fact that the contractual advisory fee rate payable by the Acquiring Fund would be the same as the contractual advisory fee rate payable by the Acquired Fund;

(ix)the fact that the Board received and considered full comparative fee and expense data in connection with its approval of the continuance of the Acquired Fund’s investment advisory agreement with Amundi US at in-person meetings held on September 17, 2024;

(x)Victory Capital’s plans to propose the transition from certain of the Acquired Fund’s current service providers, including distribution and fund administration, to the Victory Funds’ service providers following the consummation of the Reorganization;

(xi)that Victory Capital has agreed with the Board that, for at least three years after the Transaction closes, Victory Capital would waive fees and/or reimburse expenses of the Acquiring Fund so that the Acquiring Fund’s total net annual operating expenses (excluding certain customary items) does not exceed the lower of (i) the total net annual operating expenses associated with investing in the Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) the total net annual operating expenses of the Acquired Fund as of the end of the Acquired Fund’s most recent fiscal year, at the time of the Transaction close, and that the contractual expense limitation agreement permits Victory Capital to recoup advisory fees waived and expenses reimbursed for up to two years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limitation in effect at the time of: (1) the original waiver or expense reimbursement; or (2) recoupment, after giving effect to the recoupment amount;

(xii)that the investment objective(s) of the Acquiring Fund would be the same as that of the Acquired Fund;

(xiii)that the principal investment strategies and principal risks of the Acquiring Fund would be the same as those of the Acquired Fund, except that Victory Pioneer Fund VCT Portfolio will not be subject to certain ESG-related restrictions to which Pioneer Fund is subject;

(xiv)that Victory Capital has acquired and integrated several investment management companies;

(xv)the potential benefits to the shareholders of the Acquired Fund, including continuity of portfolio management and operating efficiencies due to the greater scale of Victory Capital, that may be achieved from the Reorganization;

(xvi)plans for Victory Capital to adopt Amundi US’s valuation practices and procedures, such that there would be no differences between the valuation practices and procedures of the Acquired Fund and the valuation practices and procedures of the Acquiring Fund at the time of the closing of the Reorganization;

(xvii)the fact that Amundi US and Victory Capital would pay all of the costs and expenses of the Acquired Fund arising in connection with the Reorganization;

(xviii)the fact that the Reorganization is expected to be a tax-free reorganization for federal income tax purposes;

(xix)the terms and conditions of the Plan of Reorganization;

(xx)that Victory Capital and Amundi would each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xxi)that Victory Capital and Amundi have agreed to conduct, and use reasonable best efforts to cause their affiliates to conduct, their respective businesses in compliance with Section 15(f) of the 1940 Act so as not to impose an “unfair burden” on the Acquiring Fund;

(xxii)the similarities and differences in shareholder rights under the Declaration of Trust of the Acquiring Trust and the Acquired Trust;

(xxiii)that the Independent Trustees of the Acquired Fund had been elected to the Board of Trustees of the Acquiring Trust by the initial shareholder of the Acquiring Trust, and would provide the same oversight of the Acquiring Fund as they currently provide to the Acquired Fund; and

(xxiv)the ability of the shareholders of the Acquired Fund to redeem their shares.

The Board also considered alternatives to the Reorganization. The Board determined to negotiate what it believes is in the best interests of shareholders of the Acquired Fund.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Board concluded that each Reorganization would be in the best interest of the applicable Acquired Fund and that the interests of shareholders of the Acquired Fund would not be diluted as a result of the Reorganization, approved the Plan of Reorganization and recommended that shareholders of each Acquired Fund approve the Plan of Reorganization with respect to their Fund.

In addition to the approval of the Board of each of the Acquired Funds, the Board of Victory Variable Insurance Funds

IIalso separately met to consider information provided by Amundi US and Victory Capital concerning the Acquired Funds, the Transaction and the proposed Reorganizations. As noted above, the Independent Trustees of the Acquired Funds have been elected to the Board of Trustees of the Acquiring Funds and also considered the Transaction and the proposed Reorganizations as Trustees of the Acquiring Funds. The Board of the Acquiring Funds, including the Independent Trustees thereof, also determined that participation by each Acquiring Fund in its corresponding Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

Board Recommendation and Required Vote

The Board of Trustees consists of eight Trustees, of which seven Trustees are not “interested persons” of the Funds. After the meetings and deliberations described above, all of the Trustees unanimously recommended approval of (i.e., vote FOR) the Plan of Reorganization. At a meeting on December 30, 2024, the Trustees present at the meeting (seven of the eight Trustees) unanimously approved the Plan of Reorganization.

For each Acquired Fund, the Plan of Reorganization must be approved by the affirmative vote of a “majority of the outstanding voting securities” of each Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.

If the Plan of Reorganization is not approved for an Acquired Fund, the Board will consider what further action should be taken with respect to the Acquired Fund. The approval of the Reorganization of one Acquired Fund is not conditioned upon the approval of the Reorganization of any other Acquired Fund.

If shareholders approve the Reorganization of an Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would be effective on or about April 1, 2025.

Agreement Between Amundi and Victory Holdings Regarding the Reorganizations

On July 8, 2024, Victory Capital Holdings, Inc. (“Victory Holdings”), Amundi Asset Management S.A.S. (“Seller”) and, solely for certain purposes, Amundi S.A. (“Amundi Parent,” and together with Seller, the “Amundi Parties”) entered into an agreement (the “Contribution Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein, Seller will contribute to Victory Holdings all of the shares of its subsidiary, Amundi Holdings US, Inc. (“Amundi Holdings”) (the “Transaction”). Amundi Holdings owns Amundi Asset Management US, Inc. (“Amundi US”), the investment adviser to the Pioneer Funds, and Amundi Distributor US, Inc., distributor of the Pioneer Funds.

The closing of the Transaction, which is expected to be effective on or about April 1, 2025, is subject to customary closing conditions, including regulatory approvals and the consent of clients (including the Acquired Funds). The closing of the Reorganizations is expected to occur generally concurrently with the closing of the Transaction. Upon closing of the Transaction, the investment professionals of Amundi US are expected to become employees of Victory Capital. Under the Contribution Agreement, the parties have agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its respective fiduciary duties, to satisfy the conditions of Section 15(f), which establishes a non-exclusive safe harbor for the receipt of any amount or benefit by an investment adviser to a registered investment company or an affiliated person of such adviser in connection with the sale of securities of, or a sale of any other interest in, the adviser that results in an assignment of the fund’s advisory contract, provided certain conditions are satisfied.

Approval of one Reorganization is not conditioned upon the approval of any other Reorganization, but closing of each Reorganization is conditioned upon closing of the Transaction. The client revenue condition for the closing of the Transaction effectively means that even if an Acquired Fund’s shareholders approve a Reorganization, it may not be sufficient to satisfy the revenue condition for the closing of the Transaction if shareholders of enough other Acquired Funds do not approve their Reorganization and/or if enough private fund or account clients of Amundi US do not provide their consent. If the Transaction is not closed, none of the Reorganizations will take place and the Acquired Funds will continue to operate with Amundi US as their investment adviser.

If the shareholders of an Acquired Fund do not approve the Reorganization and the parties to the Transaction proceed to close the Transaction, then the Acquired Fund’s existing investment advisory agreement with Amundi US will terminate by its terms and in accordance with the 1940 Act. At that point, the Board of the Pioneer Funds may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) identifying another adviser to serve as the adviser for the Acquired Fund; or (2) liquidating the Acquired Fund. The Contribution Agreement provides for an interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization.

Comparison of Investment Advisers and Investment Advisory Fees

About Amundi Asset Management US, Inc.

Amundi US, located at 60 State Street, Boston, Massachusetts 02109, is the Acquired Funds’ investment adviser. Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of September 30, 2024, Amundi had more than $2.4 trillion in assets under management worldwide. As of September 30, 2024, Amundi US (and its U.S. affiliates) had over $114 billion in assets under management.

For the advisory services provided and expenses assumed by it under each Management Agreement, Amundi US receives an annual fee from each Acquired Fund, which is accrued daily and paid monthly (or more frequently). The table below sets forth (1) the advisory fee rate payable by each Acquired Fund under the Investment Advisory Agreement and (2) the advisory fee rate paid by each Acquired Fund during its most recent fiscal year end after expense limitations and fee waivers.

	Advisory Fee Rate	Net Advisory Fee
		Rate Paid During
	Under Management	Most Recent Fiscal Year
	Agreement (Calculated	(as a Percentage of each
Acquired Fund	Daily and Paid Monthly)	Fund’s Average Net Assets)
Pioneer Bond VCT Portfolio	0.40%	0.40%

Pioneer Equity Income VCT Portfolio	0.65% of the Fund’s average	0.65%
	daily net assets up to $1
	billion
	0.60% of the Fund’s average
	daily net assets over $1
	billion
Pioneer Fund VCT Portfolio	0.65%	0.65%
Pioneer High Yield VCT Portfolio	0.65% of the Fund’s average	0.65%
	daily net assets up to $1
	billion

0.60% of the Fund’s average daily net assets over $1 billion

Pioneer Mid Cap Value VCT Portfolio	0.65%	0.65%
Pioneer Select Mid Cap Value VCT	0.74%	0.74%
Portfolio
Pioneer Strategic Income VCT	0.65%	0.65%
Portfolio

A discussion regarding the basis for each Pioneer Fund’s approval of the advisory agreements for the Acquired Funds is available in the Acquired Funds’ reports filed on Form N-CSR for the applicable fiscal period.

About Victory Capital Management Inc.

Victory Capital will serve as the investment adviser to each of the Acquiring Funds. Victory Capital is a New York corporation registered as an investment adviser under the Investment Advisers Act of 1940. Victory Capital will oversee the operations of each Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of Victory Variable Insurance Funds II. As of September 30, 2024, Victory Capital managed or advised assets totaling in excess of $181.1 billion for individual and institutional clients. Victory Capital’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.

Under its management agreement with Victory Variable Insurance Funds II on behalf of the Acquiring Funds, Victory Capital will regularly provide investment advice to each of the Acquiring Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of each Acquiring Fund. For the advisory services it provides, the Acquiring Funds will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rates set forth in the table below with respect to the Acquiring Funds:

Annual Fee
(as a Percentage of Daily Net
Acquiring Fund	Assets)
Victory Pioneer Bond VCT Portfolio	0.40%

Victory Pioneer Equity Income VCT Portfolio	0.65% of the Fund’s average
daily net assets up to $1 billion
0.60% of the Fund’s average
daily net assets over $1 billion
Victory Pioneer Fund VCT Portfolio	0.65%
Victory Pioneer High Yield VCT Portfolio	0.65% of the Fund’s average
daily net assets up to $1 billion
0.60% of the Fund’s average
daily net assets over $1 billion
Victory Pioneer Mid Cap Value VCT Portfolio	0.65%
Victory Pioneer Select Mid Cap Value VCT	0.74%
Portfolio
Victory Pioneer Strategic Income VCT Portfolio	0.65%

Pursuant to the Victory Expense Limitation Agreement with the Acquiring Funds, for at least three years following the closing of the Reorganizations, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of each class of shares of each Acquiring Fund to the extent necessary to maintain the total net annual operating expenses of such class (excluding certain items such as any acquired fund fees and expenses, interest, taxes and brokerage commissions) at a level that will be no higher than, either (i) net expenses associated with investing in the corresponding Acquired Fund after application of expense limitation arrangements currently in effect for the Acquired Fund, if any, or (ii) net expenses of the Acquired Fund as of the end of the most recent fiscal year at the time of the closing date of the Reorganization, whichever is lower, for at least three years following the Reorganizations.

See “Comparison of Current and Pro Forma Expenses” in each Acquired Fund’s proposal for more details on Victory Capital’s Expense Limitation Agreement.

A discussion regarding the basis for the Victory Variable Insurance Funds II Board’s approval of the investment advisory agreement for each of the Acquiring Funds will be available in each Acquiring Fund’s next report filed on Form N-CSR following the close of the Reorganizations.

Manager-of-Managers Structure —Acquiring Funds

Victory Capital (among other parties, including any other existing or future registered open-end management investment company or series thereof, such as Victory Variable Insurance Funds II and the Acquiring Funds) received an exemptive order from the SEC (ICA Release No.: 33,387 Mar. 5, 2019) that permits Victory Capital, subject to the approval of the Victory Variable Insurance Funds II Board, to appoint or replace certain sub-advisers to manage all or a portion of an Acquiring Fund’s assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisors without obtaining shareholder approval (the “Victory Order”). Under the terms of the Victory Order, the manager-of-managers structure applies to sub-advisers that are not affiliated with the Acquiring Funds or Victory Capital.

Pursuant to the Victory Order, Victory Capital, with the approval of the Victory Variable Insurance Funds II Board, would have the discretion to terminate any sub-adviser and allocate and reallocate an Acquiring Fund’s assets among Victory Capital and any other non-affiliated sub-advisers. Victory Capital, subject to oversight and supervision by the Victory Variable Insurance Funds II Board, has responsibility to oversee any sub-adviser to an Acquiring Fund and to recommend, for approval by the Victory Variable Insurance Funds II Board, the hiring, termination and replacement of sub-advisers for an Acquiring Fund. In evaluating a prospective sub-adviser, Victory Capital would consider, among other things, the proposed sub-adviser’s experience, investment philosophy and historical performance. Victory Capital would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage an Acquiring Fund. In the event that Victory Capital hires a new sub-adviser pursuant to the multi-manager structure, shareholders will be provided information about the new sub-adviser and sub-advisory agreement within 60 days.

Use of the manager-of-managers structure would not diminish Victory Capital’s responsibilities to the Acquiring Funds under an advisory agreement. Victory Capital would continue to have overall responsibility, subject to oversight by the Victory Variable Insurance Funds II Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, Victory Capital would, subject to the review and approval of the Victory Variable Insurance Funds II Board: (a) set an Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of an Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the Victory Variable Insurance Funds II Board, Victory Capital would: (a) when appropriate, allocate and reallocate the Acquiring Funds’ assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of Victory Capital or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Use of the manager-of-managers structure in reliance on the Victory Order has been approved by the initial shareholder of each Acquiring Fund, although Victory Capital does not currently intend to recommend any changes in reliance on the Victory Order.

Like the Acquiring Funds, the Acquired Funds have also obtained an exemptive order from the SEC that permits Amundi US to hire and terminate a subadviser that is not affiliated with Amundi US without shareholder approval. None of the Acquired Funds currently employ a subadviser or rely on the manager-of-managers exemptive relief.

Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Funds and those expected to serve the Acquiring Funds following the closing of the Reorganizations.

SERVICE PROVIDERS

Service Provider	Acquired Funds	Acquiring Funds
Distributor.................................................	Amundi Distributor US, Inc.(1)	Victory Capital Services, Inc.
	60 State Street	4900 Tiedeman Road, 4th Floor
	Boston, Massachusetts 02109	Brooklyn, Ohio 44144(1)
Administrator/Fund Accountant.............	Amundi Asset Management US,	Victory Capital Management
	Inc.	Inc.
	60 State Street	15935 La Cantera Parkway, San
	Boston, Massachusetts 02109	Antonio, Texas 78256
Sub-Administrator/Sub-Fund	The Bank of New York Mellon	The Bank of New York Mellon
Accountant ................................................	225 Liberty Street	225 Liberty Street
	New York, New York 10286	New York, New York 10286
Custodian ..................................................	The Bank of New York Mellon	The Bank of New York Mellon
	225 Liberty Street	225 Liberty Street
	New York, New York 10286	New York, New York 10286
Transfer Agent..........................................	BNY Mellon Investment	BNY Mellon Investment
	Servicing (US) Inc.	Servicing (US) Inc.
	Attention: 534427	Attention: 534427
	500 Ross Street 154-0520	500 Ross Street 154-0520
	Pittsburgh, Pennsylvania 15262	Pittsburgh, Pennsylvania 15262
Auditor ......................................................	For the fiscal years ended on or	Deloitte & Touche LLP
	before December 31, 2023:	115 Federal Street, Winthrop
	Ernst & Young LLP	Center Floors 12-15
	200 Clarendon Street	Boston, MA 02110
Boston, Massachusetts 02116-
5072
Appointed Auditor for the fiscal
year ended December 31, 2024:
Deloitte & Touche LLP
115 Federal Street, Winthrop
Center Floors 12-15
_______________	Boston, MA 02110

(1)Registered broker-dealer and member of FINRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In addition, shares of the Funds are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The Funds and their related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the Fund over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Voting. Shareholders of record of each Acquired Fund on February 7, 2025 (the “Record Date”) are entitled to vote at the Meeting. With respect to each Reorganization, shareholders of each Acquired Fund are entitled to one vote for each full share owned and proportionate, fractional votes for fractional shares held. All share classes of an Acquired Fund will vote together as one class on the Acquired Fund’s proposed Reorganization. The total number of shares of each class of each Acquired Fund (rounded to the nearest share) outstanding and entitled to vote as of January 15, 2025 are set forth below.

Acquiring Fund	Class I	Class II	Total
Pioneer Bond VCT Portfolio	2,475,492	11,168,736	13,644,228
Pioneer Equity Income VCT Portfolio	4,152,431	1,764,982	5,917,413
Pioneer Fund VCT Portfolio	6,333,446	1,820,891	8,154,337
Pioneer High Yield VCT Portfolio	2,757,294	640,712	3,398,006
Pioneer Mid Cap Value VCT Portfolio	2,862,878	6,552,778	9,415,656
Pioneer Select Mid Cap Value VCT Portfolio	3,513,571	__	3,513,571
Pioneer Strategic Income VCT Portfolio	449,789	2,853,879	3,303,668

Shareholder Approval. Assuming a quorum is present, each proposal will be approved by the affirmative “vote of a majority of the outstanding voting securities” of each Acquired Fund, as such phrase is defined in the 1940 Act. The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

Shareholder Instructions. Because the insurance company that issued your Variable Contract is the owner of record of shares of the Acquired Funds, your vote will instruct the insurance company how to vote the shares of the Acquired Fund attributable to your contract. The insurance company will vote all of the shares of the Acquired Fund that it holds that are not attributable to any Variable Contract in the same proportion as the voting instructions received from its contract holders with respect to the Acquired Fund. The insurance company will also vote those shares for which no timely voting instruction was received from the contract holder in the same proportion as the voting instructions timely received from its other contract holders with respect to the Acquired Fund. As a result of such proportional voting by the insurance company, it is possible that a small number of contract holders could determine whether the proposal is approved.

As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of EQ, if their proxy card(s) and/or voting instruction card(s) have not yet been received. Proxy cards and voting instruction cards that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy or voting instruction is solicited, the EQ representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the notice of Internet availability in the mail. If the shareholder is a corporation or other entity, the EQ representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to EQ, then the EQ representative has the responsibility to explain the process, read the proposals, as applicable, listed on the proxy card or voting instruction card and ask for the shareholder’s instructions on the proposals, as applicable. Although the EQ representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. EQ will record the shareholder’s instructions on the applicable card. If your vote is taken over the telephone by a EQ representative you will be sent a letter to confirm your instructions. If your instructions are not correctly reflected in the confirmation letter, call EQ immediately for assistance. Shareholders can call EQ with any additional questions at 1-800-628-8532.

Manner of Voting Proxies; Quorum. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Pioneer Funds to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. In determining whether a quorum is present, the inspectors of election will count shares represented by proxies that reflect abstentions, “broker non-votes,” and the withholding of authority to vote as shares that are present and entitled to vote. For purposes of each proposal, abstentions and “broker non- votes” will have the same effect as a vote against the proposal.

“Broker non-votes” are, with respect to a proposal, shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted, but for which a broker or nominee returns the proxy card and/or voting instruction card. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including the Proposal. Accordingly, broker non-votes are not expected with respect to the Proposal.

For each Acquired Fund, thirty percent (30%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting of shareholders. To the extent applicable, if a beneficial owner does not provide voting instructions to its broker, the broker is not permitted to give a proxy with respect to such beneficial owner’s shares and, accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act.

Shareholder Proxies. If a shareholder properly authorizes its proxy by Internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with your instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of each proposal for which the shareholder is entitled to vote. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received.

If you intend to vote in person at the Meeting, please call EQ to obtain important information regarding your attendance at the Meeting, including directions. Photographic identification and proof of ownership of a Pioneer Fund as of the record date will be required for admission to the Meeting.

Revoking a Shareholder’s Proxy. Shareholders may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the Internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

Simultaneous Meetings. The meeting for each Acquired Fund will be held simultaneously with the meeting for each other Acquired Fund, with each proposal being voted on separately by the shareholders of the relevant Acquired Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Acquired Fund’s meeting to a time after the Meeting so that a meeting for that Acquired Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

Solicitation of Proxies. The Board of each Acquired Fund is asking for your voting instructions and for you to provide your voting instructions as promptly as possible. Victory Capital and Amundi have retained, at their expense, EQ to assist in printing and mailing the Proxy Statement/Prospectus materials and the solicitation of proxies, for which they expect to pay proxy solicitation fees and additional out-of-pocket expenses of approximately $250,000.

Shareholder Proposals. The Acquired Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal not involving the nomination of a person for election as a trustee at an Acquired Fund’s next meeting that may be included in the Acquired Fund’s proxy materials must notify the relevant Acquired Fund a reasonable amount of time before the Acquired Fund begins to print and mail its proxy materials. The fact that an Acquired Fund receives such a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, because there are other requirements in the proxy rules and the Acquired Fund’s bylaws relating to such inclusion.

Dissenters’ Right of Appraisal. Shareholders of the Acquired Funds do not have appraisal or dissenters’ rights under the organizational documents of the Acquired Funds.

Other Business. The Board of the Acquired Funds do not know of any matters to be presented at the Meeting other than the Reorganizations. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed proxy card and/or voting card instruction.

Adjournment. If the quorum required for the Meeting has not been met for any Acquired Fund, the persons named as proxies may propose adjournment of the Meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the Meeting has been met, but sufficient votes in favor of one or more proposals are not received by the time scheduled for the Meeting, then the persons named as proxies may move for one or more adjournments of the Meeting as to one or more proposals to allow further solicitation of shareholders. For each Acquired Fund, the Meeting may be adjourned, whether or not a quorum is present, by the vote of a majority of the shares present in person or represented by proxy at the Meeting. The persons named as proxies will vote in favor of adjournment with respect to a proposal those shares they are entitled to vote in favor of such proposal. They will vote against any such adjournment those shares they are required to vote against such proposal. The costs of any additional solicitation and of any adjourned Meeting will be borne in the same manner as the other expenses associated with the proposals described herein.

CAPITALIZATION AND OWNERSHIP OF FUND SHARES

Capitalization of Acquired Funds and Acquiring Funds

Each Acquiring Fund will be the successor to the accounting and performance information of the corresponding Acquired Fund after consummation of the Reorganizations. Only pro forma capitalization information is shown for the Acquiring Funds because the Acquiring Funds will not commence investment operations until the completion of the Reorganizations. The following table shows the capitalization as of January 22, 2025 for each Acquired Fund and, with respect to each Acquiring Fund, on a pro forma basis, assuming the Reorganizations had taken place as of that date and that the Fund’s assets were valued based upon the Acquiring Fund’s valuation procedures. The valuation procedures of the Acquired Funds and the Acquiring Funds are substantially the same.

Current and Pro Forma Capitalization of each Acquired Fund and each Acquiring Fund

			Shares
		Net asset	outstanding
			(rounded to
		value per	the nearest
Fund	Net assets	share	share)*
Pioneer Bond VCT Portfolio (Current) (Acquired
Fund)
Class I ...........................................................................	$23,143,506.90	$9.36	2,472,796
Class II...........................................................................	$104,565,018.39	$9.38	11,146,742
...............................................................................Total	$127,708,525.29		13,619,538
Victory Pioneer Bond VCT Portfolio (Pro Forma)
(Acquiring Fund)
Class I ...........................................................................	$23,143,506.90	$9.36	2,472,796
Class II...........................................................................	$104,565,018.39	$9.38	11,146,742
...............................................................................Total	$127,708,525.29		13,619,538
Pioneer Equity Income VCT Portfolio (Current)
(Acquired Fund)
Class I ............................................................................	$55,534,257.06	$13.41	4,142,025
Class II...........................................................................	$24,343,528.20	$13.80	1,764,127
...............................................................................Total	$79,877,785.26		5,906,152
Victory Pioneer Equity Income VCT Portfolio (Pro
Forma) (Acquiring Fund)
Class I ...........................................................................	$55,534,257.06	$13.41	4,142,025
Class II...........................................................................	$24,343,528.20	$13.80	1,764,127
...............................................................................Total	$79,877,785.26		5,906,152

Pioneer Fund VCT Portfolio (Current) (Acquired

Fund)

			Shares
		Net asset	outstanding
			(rounded to
Fund	Net assets	value per	the nearest
		share	share)*
Class I ...........................................................................	$123,329,613.54	$19.49	6,327,944
Class II...........................................................................	$35,913,236.64	$19.72	1,820,877
...............................................................................Total	$159,242,850.18		8,148,821
Victory Pioneer Fund VCT Portfolio (Pro Forma)
(Acquiring Fund)
Class I ...........................................................................	$123,329,613.54	$19.49	6,327,944
Class II...........................................................................	$35,913,236.64	$19.72	1,820,877
...............................................................................Total	$159,242,850.18		8,148,821
Pioneer High Yield VCT Portfolio (Current)
(Acquired Fund)
Class I ...........................................................................	$23,646,235.93	$8.59	2,752,010
Class II...........................................................................	$6,522,909.38	$8.47	770,221
...............................................................................Total	$30,169,145.31		3,522,231
Victory Pioneer High Yield VCT Portfolio (Pro
Forma) (Acquiring Fund)
Class I ...........................................................................	$23,646,235.93	$8.59	2,752,010
Class II...........................................................................	$6,522,909.38	$8.47	770,221
...............................................................................Total	$30,169,145.31		3,522,231
Pioneer Mid Cap Value VCT Portfolio (Current)
(Acquired Fund)
Class I ...........................................................................	$33,927,325.41	$11.86	2,861,173
Class II...........................................................................	$75,856,575.29	$11.67	6,499,978
...............................................................................Total	$109,783,900.70		9,361,151
Victory Pioneer Mid Cap Value VCT Portfolio (Pro
Forma) (Acquiring Fund)
Class I ...........................................................................	$33,927,325.41	$11.86	2,861,173
Class II...........................................................................	$75,856,575.29	$11.67	6,499,978
...............................................................................Total	$109,783,900.70		9,361,151
Pioneer Select Mid Cap Growth VCT Portfolio
(Current) (Acquired Fund)
Class I ...........................................................................	$103,999,984.58	$29.60	3,513,395
Total...............................................................................	$103,999,984.58		3,513,395
Victory Pioneer Select Mid Cap Growth VCT
Portfolio (Pro Forma) (Acquiring Fund)
Class I ...........................................................................	$103,999,984.58	$29.60	3,513,395
...............................................................................Total	$103,999,984.58		3,513,395
Pioneer Strategic Income VCT Portfolio (Current)
(Acquired Fund)
Class I ...........................................................................	$3,989,164.80	$8.88	449,462
Class II...........................................................................	$24,373,192.36	$8.86	2,751,168
...............................................................................Total	$28,362,357.16		3,200,630
Victory Pioneer Strategic Income VCT Portfolio
(Pro Forma) (Acquiring Fund)
Class I ...........................................................................	$3,989,164.80	$8.88	449,462
Class II...........................................................................	$24,373,192.36	$8.86	2,751,168
...............................................................................Total	$28,362,357.16		3,200,630

_______________

* Assumes the Reorganizations were consummated on January 22, 2025 and is for informational purposes only.

Interest of Certain Persons in the Reorganizations

Acquired Funds

Exhibit F sets forth certain additional information regarding the persons who owned of record or beneficially 5% or more of the outstanding shares of each Acquired Fund, as of January 15, 2025.

As of January 15, 2025, the officers and Trustees of each Acquired Fund, as a group, owned less than 1% of the outstanding shares of such Fund.

Acquiring Funds

No shares of the Acquiring Funds were outstanding as of the date of this Proxy Statement/Prospectus (other than a single share of each Acquiring Fund issued to Victory Capital for approval of certain organizational matters). It is expected that the officers and trustees of each Acquiring Fund, as a group, will own less than 1% of the outstanding shares of the Acquiring Funds immediately after the consummation of the Reorganizations.

Financial Highlights

Acquired Funds

The financial highlights that are included in the Acquired Funds’ report filed on Form N-CSR for the most recently completed fiscal year ends are incorporated by reference into this Proxy Statement/Prospectus as described in Exhibit G.

Acquiring Funds

Audited financial information for the Acquiring Funds is not available because the Acquiring Funds have not commenced operations as of the date of the Proxy Statement/Prospectus. For this reason, no financial highlights of the Acquiring Funds are included herein. Each Acquired Fund will be the accounting and performance survivor of its respective Reorganization.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of December 30, 2024, by and among Victory Variable Insurance Funds II, a Delaware statutory trust (the “Acquiring Trust”), on behalf of each series set forth on Schedule A (each, an “Acquiring Fund”), and Pioneer Variable Contracts Trust, a Delaware statutory trust (the “Acquired Trust”), on behalf of each series set forth on Schedule A (each, an “Acquired Fund”), and, for purposes of Sections 7.8, 7.9, 7.10 and 9.2 only, Victory Capital Management Inc. (“Victory Capital”) and, for purposes of Section 9.2 only, Amundi Asset Management US, Inc. (“Amundi US”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

This Agreement applies to each reorganization between an Acquired Fund and its corresponding Acquiring Fund as if each reorganization is the subject of a separate agreement. Each Acquired Fund and the Acquired Trust, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Acquiring Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). With respect to each Acquired Fund and the corresponding Acquiring Fund, the reorganization, including the transactions described below, (the “Reorganization”) will consist of, in accordance with the terms and conditions set forth in this Agreement:

1)the transfer of all of the assets of such Acquired Fund in exchange solely for full and fractional shares of beneficial interest of Class I shares of the corresponding Acquiring Fund (“Class I Acquisition Shares”) and Class II shares of the corresponding Acquiring Fund (“Class II Acquisition Shares”, and, together with the Class I Acquisition Shares, the “Acquiring Fund Shares”) of beneficial interest, $0.001 par value per share, of the Acquiring Fund;

2)the assumption by such Acquiring Fund of all of the Liabilities (as hereinafter defined) of the corresponding Acquired Fund; and

3)as consideration therefor, the distribution, immediately after the closing date provided in Section 3.1 (the “Closing Date”), of each of the Class I Acquisition Shares pro rata to each of the Acquired Fund Shareholders (as hereinafter defined) holding Class I shares of such Acquired Fund and each of the Class II Acquisition Shares pro rata to each of the Acquired Fund Shareholders holding Class II shares of such Acquired Fund, and the termination, dissolution and complete liquidation of such Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each Acquired Fund and each Acquiring Fund is a separate series of a registered investment company classified as an open-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of each Acquired Fund for the applicable Acquiring Fund Shares and the assumption of all of the Liabilities of each Acquired Fund by the corresponding Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of each Acquiring Fund and that the interests of each Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated hereby; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that each Reorganization is in the best interests of each Acquired Fund and its shareholders and that the interests of each Acquired Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, covenant and agree as follows:

1.TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES, THE ACQUIRING FUND SHARES AND LIQUIDATION OF EACH ACQUIRED FUND.

1.1Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)Each Acquired Fund will assign, convey, deliver and otherwise transfer to the corresponding Acquiring Fund, and such Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of such Acquired Fund as set forth in Section 1.2.

(b)In consideration therefor, the applicable Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the corresponding Acquired Fund that number of full and fractional shares of a corresponding class of such Acquiring Fund, having a net asset value equal to the net asset value of the corresponding Acquired Fund Class, computed in the manner and as of the time and date set forth in Section 2.2, as follows:

Acquired Fund Class	Acquiring Fund Class
Class I	Class I
Class II	Class II

and (ii) assume all of the liabilities, debts, obligations and duties of the corresponding Acquired Fund existing on the Closing Date, whether absolute or contingent, accrued or unaccrued, known or unknown, including, without limitation, the Acquired Fund’s obligations to indemnify the Trustees and Officers of the Acquired Trust under the Amended and Restated Agreement and Declaration of Trust of the Acquired Trust (collectively, “Liabilities”). Such transactions shall take place at the closing provided for in Section 3 (the “Closing”). The Acquiring Trust, on behalf of each applicable Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of each Acquired Trust’s current and former trustees and officers, acting in their capacities as such, with respect to each applicable Acquired Fund, under the Acquired Trust’s declaration of trust and bylaws as in effect as of the date of this Agreement, shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund and Acquiring Trust and its successors or assigns.

(c)Upon consummation of the transactions described in subsections (a) and (b) above and immediately thereafter, in each Reorganization, the applicable Acquired Fund shall distribute (or cause its transfer agent to distribute) in complete liquidation to its shareholders of record as of the Closing Date (the “Acquired Fund Shareholders”) the Acquiring Fund Shares received by it, each Acquired Fund Shareholder being entitled to receive that number of, as applicable, full and fractional Class I Acquisition Shares and Class II Acquisition Shares, in each case, of the corresponding Acquiring Fund, equal to the total of (i) the number of Class I shares and Class II shares, as applicable, of the Acquired Fund (the “Acquired Fund Shares”) held by such shareholder divided by the number of such Class I shares and Class II shares, as applicable, of such Acquired Fund outstanding on such date multiplied by (ii) the total number of Class I Acquisition Shares of the Acquiring Fund to be distributed to Class I shareholders of the Acquired Fund and Class II Acquisition Shares of the Acquiring Fund to be distributed to Class II shareholders of the Acquired Fund as of the Closing Date. The aggregate net asset value of the Acquiring Fund shares to be received by each Acquired Fund shareholder shall equal the aggregate net asset value of the Acquired Fund shares that the Acquired Fund shareholder holds at the Closing Date.

1.2The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, cash equivalents, securities, instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends and interest receivable, receivables for shares sold and all other properties and assets of any nature whatsoever which are owned by the Acquired Fund on the Closing Date and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3[Intentionally omitted.]

1.4Each Acquired Fund will endeavor to discharge all of its known Liabilities, including for this purpose any obligations that are or will become due prior to the Closing Date, other than those incurred in the ordinary course of business that are associated with assets of the Acquired Fund to be transferred to the Acquiring Fund, prior to Closing. Any such liabilities incurred prior to the Closing Date in the ordinary course of business that are associated with the assets of the Acquired Fund to be transferred to the Acquiring Fund not so discharged and existing at Closing shall be assumed by the Acquiring Fund. Any reporting responsibility of an Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (the “SEC” or the “Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.5As provided in Section 3.4, as soon after the Closing Date as practicable, each Acquired Fund will liquidate and distribute (or cause its transfer agent to distribute) pro rata to its (i) Class I shareholders of record the Class I Acquisition Shares received by such Acquired Fund and (ii) Class II shareholders of record the Class II Acquisition Shares received by such Acquired Fund, as contemplated by Section 1.1. The date of such liquidation and distribution shall be referred to herein as the “Liquidation Date”. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the corresponding Acquired Fund. Each Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.6With respect to the Acquiring Fund Shares distributable pursuant to Section 1.5 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date (as defined in Section 2.3), the Acquiring Fund will not permit such shareholder to receive Acquiring Fund Share certificates therefor, exchange such Acquiring Fund Shares for shares of other series of the Acquiring Trust, effect an account transfer of such Acquiring Fund Shares, or pledge or redeem such Acquiring Fund Shares until the Acquiring Fund has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund Shares or, in the event of lost certificates, posted adequate bond.

1.7As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution, liquidation and termination. As promptly as practicable after the liquidation of each Acquired Fund and the liquidation of all other outstanding series of shares of the applicable Acquired Trust, such Acquired Trust shall be dissolved pursuant to the provisions of the Acquired Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws and applicable law, and its legal existence terminated. Any reporting responsibility of each Acquired Fund for periods ending prior to the Closing Date is and shall remain the responsibility of such Acquired Fund up to and including the Closing Date and thereafter.

1.8Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Funds or the Acquiring Funds, as the case may be, and shall not otherwise be obligations or liabilities of the Acquired Trust or the Acquiring Trust, and, for clarity, under no circumstances will any other series of the Acquired Trust or the Acquiring Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

1.9At or before the Closing Date, each Acquiring Fund shall redeem one (1) Acquiring Fund Share (the “Initial Share”), the issuance of which was duly authorized and issued to Victory Capital or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that the Board of Trustees of the Acquiring Trust determines), to vote on the investment management, distribution and service plan, and other agreements and plans and to take whatever action it may be required to take as each Acquiring Fund’s sole shareholder.

2.VALUATION.

2.1On the Closing Date, each Acquiring Fund will deliver to the corresponding Acquired Fund a number of Class I Acquisition Shares and Class II Acquisition Shares (including fractional shares, if any) having a net asset value equal to the value of the assets acquired by such Acquiring Fund on the Closing Date attributable to the Class I and Class II shares, respectively, of the corresponding Acquired Fund, less the value of the Liabilities of such Acquired Fund attributable to the Class I and Class II shares, respectively, of such Acquired Fund, determined as hereafter provided in this Section 2.

2.2The value of each Acquired Fund’s net assets will be computed as of the Valuation Date (as defined in Section 2.3) using the valuation procedures for the corresponding Acquiring Fund set forth in the Acquiring Trust’s currently-effective Amended and Restated Trust Instrument dated as of December 16, 2024 (the “Trust Instrument”) and the Acquiring Fund’s currently effective prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), in each case after giving effect to the condition precedent set forth in Section 7.11.

2.3The Valuation Date shall be 4:00 p.m. Eastern time (or, if different, the time for calculation of net asset value as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information) on the Closing Date, or such other date and time as may be mutually agreed upon in writing by the parties hereto (such time and date being referred to as the “Valuation Date”).

2.4Each Acquiring Fund shall issue the Acquiring Fund Shares to the corresponding Acquired Fund on one share deposit receipt registered in the name of the corresponding Acquired Fund. Each Acquired Fund shall distribute in liquidation, as applicable, the Class I Acquisition Shares and Class II Acquisition Shares received by it hereunder pro rata to, as applicable, its Class I and Class II shareholders, as set forth in Section 1.1(b), by redelivering such share deposit receipt to the Acquiring Trust’s transfer agent, which will immediately set up open accounts for such Acquired

Fund Shareholders of record in accordance with written instructions furnished by such Acquired Fund.

2.5Each Acquired Fund shall pay or cause to be paid to the corresponding Acquiring Fund any interest, cash, cash equivalents, securities, instruments, claims or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below). Any such distribution shall be deemed included in the assets transferred to the corresponding Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex-dividend” prior to the Valuation Date, in which case any such distribution that remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund.

2.6All computations of value shall be made by the administrator for the applicable Acquiring Fund, in accordance with its regular practice in pricing the shares of the Acquiring Fund and assets of such Acquiring Fund using the valuation procedures set forth in the Trust Instrument and the Acquiring Fund Prospectus.

3.CLOSING AND CLOSING DATE.

3.1All acts necessary to consummate a Reorganization shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m. ET) on [●], or at such other date and time to which the parties may agree (such date and time being hereinafter referred to as the “Closing Date”). The Closing shall be held at the offices of Victory Capital or at such other place as the parties may agree.

3.2On the Closing Date, such portfolio securities and cash and cash equivalents of each Acquired Fund shall be delivered by the Acquired Fund to The Bank of New York Mellon as custodian for the corresponding Acquiring Fund (the “Custodian”) for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “The Bank of New York Mellon, custodian for [·] Fund.”

3.3In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for the portfolio securities of the Acquired Fund (each, an “Exchange”) is closed for trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is deemed impracticable by of the Board of the applicable Acquired Trust or Acquiring Trust, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties may agree.

3.4At the Closing, each Acquired Fund, or its transfer agent, shall deliver to the corresponding Acquiring Fund, or its designated agent, a list of the names and addresses of such Acquired Fund record shareholders and the number of outstanding shares of such Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by any duly elected officer of the applicable Acquired Trust on behalf of such Acquired Fund. Each

A-5

Acquiring Fund will provide to the corresponding Acquired Fund evidence reasonably satisfactory to the corresponding Acquired Fund that the Acquiring Fund Shares issuable pursuant to Section

1.1 have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence reasonably satisfactory to the corresponding Acquired Fund that such Acquiring Fund Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund Shareholders as provided in Section 1.5.

3.5At the Closing, each Acquired Fund’s custodian shall deliver evidence that: (i) the Acquired Fund’s assets have been delivered in proper form to the corresponding Acquiring Fund as of the Closing Date, and (ii) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities. At the Closing, each Acquiring Fund’s custodian shall deliver a certificate to the Acquired Fund that all such assets have been received.

3.6At the Closing, each Acquired Fund and each Acquiring Fund shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.REPRESENTATIONS AND WARRANTIES.

4.1Representations and Warranties of the Acquired Trust, on behalf of the Acquired Funds.

The Acquired Trust, on behalf of each Acquired Fund, represents and warrants the following to the Acquiring Trust and the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)The Acquired Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Trust is not required to qualify as a foreign entity in any jurisdiction. The Acquired Trust and each Acquired Fund has all necessary federal, state and local authorizations to carry on its respective business as now being conducted.

(b)The Acquired Trust is duly registered as an investment company classified as an open-end management company under the 1940 Act, and its registration with the SEC as an investment company has not been revoked or rescinded and is in full force and effect, and each Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the currently-effective Amended and Restated Agreement and Declaration of Trust of the Acquired Trust and applicable law.

(c)Each Acquired Fund is not in material violation of any provision of its currently-effective Amended and Restated Agreement and Declaration of Trust or Amended and Restated By- Laws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or to which it is otherwise bound, and the execution, delivery and performance of this Agreement will not result in any such material violation or constitute a default under any of such governing document, agreement, indenture, instrument, contract, lease or other undertaking.

(d)Each Acquired Fund’s current prospectus and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund

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Prospectus”) conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to either an Acquired Trust or an Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)At the Closing Date, each Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the corresponding Acquiring Fund pursuant to Section 1.2 and will have full right, power and authority to assign, deliver and otherwise transfer the Acquired Fund’s assets, and upon delivery and payment for the Acquired Fund’s assets as contemplated herein, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)Except as previously disclosed to the Acquiring Trust and the Acquiring Fund in writing, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquired Trust or an Acquired Fund, threatened as to any Acquired Fund or any of its properties or assets, or any known or reasonably known person whom an Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. No Acquired Trust and no Acquired Fund knows of any facts which might form the basis for the institution of such proceedings or investigation and no Acquired Trust and no Acquired Fund is known to be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby.

(g)For each Acquired Fund, the statements of assets and liabilities, statements of operations, statements of changes in net assets and schedules of portfolio investments (indicating their market values) of the Acquired Fund at, as of and for the fiscal period ended on December 31 (the “Fiscal Year End”), audited by [ ], independent registered public accounting firm to the Acquired Fund, copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such date and for the period then ended in accordance with accounting principles generally accepted in the United States consistently applied. For each Acquired Fund, the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the most recent Fiscal Year End.

(h)Since the applicable Fiscal Year End, there has not been any material adverse change in an Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by an Acquired Fund of indebtedness for borrowed money maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the corresponding Acquiring Fund, prior to the Closing Date. For the purposes of this clause (h), a decline in net asset value per share of Acquired Fund shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, distributions of net income and net realized capital gains, changes in portfolio securities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

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(i)As of the Closing Date, all federal and other tax returns and reports of each Acquired Fund required by law to have been filed by such date (giving effect to extensions) have been timely filed and such tax returns were true, correct and complete in all material respects as of the time of their filing, and all taxes of each Acquired Fund that are due and payable have been timely paid. No Acquired Fund is liable for taxes of any person other than itself, and no Acquired Fund is a party to any tax sharing or allocation agreement. All tax liabilities of each Acquired Fund have been adequately provided for on its books. Each Acquired Fund has no outstanding tax deficiency or liability asserted against it or any question with respect thereto raised, and to each Acquired Fund’s knowledge, it is not under audit by the Internal Revenue Service or by any state or local tax authority.

(j)Each Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year. Each Acquired Fund will continue to qualify as a RIC during the taxable year that includes the Closing Date and at all times through the Closing Date. Each Acquired Fund is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. With respect to each Acquired Fund, there is no other unpaid tax liability (federal, foreign, state, local) except for those that are accurately reflected on its books. Each Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. Each Acquired Fund will not be subject to taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by each Acquired Fund and claimed for the dividends paid deduction during the six years ended on the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)Each Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in Section 4.1(i) or (j) hereof.

(l)As of the time of the Closing Date, each Acquired Fund does not have an 80% Corporate Shareholder. For this purpose, an “80% Corporate Shareholder” means a corporation for U.S. federal income tax purposes that owns shares of the Acquired Fund possessing at least 80% of the total voting power of the stock of the Acquired Fund and having a value equal to at least 80% of the total value of the stock of the Acquired Fund.

(m)The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquired Trust may authorize from time to time. The outstanding shares of beneficial interest of each Acquired Fund are divided into Class I and Class II shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 3.4. All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, free and clear at the time of issuance of all liens, pledges, security interests or other encumbrances, and are and will continue to be issued in compliance with all applicable federal and state securities laws. No options, warrants or

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other rights to subscribe for or purchase, or securities convertible into, any shares of an Acquired Fund are outstanding.

(n)The execution, delivery and performance of this Agreement have been duly authorized by

(i)the Board of Trustees of the Acquired Trust, which is directed by the applicable Amended and Restated Agreement and Declaration of Trust to oversee the affairs of the Acquired Trust and has been granted the powers necessary to carry out such responsibility, and (ii) at the time of Closing, all other necessary trust action on the part of each Acquired Trust and each Acquired Fund.

(o)Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of the Acquired Trust and each Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(p)The Acquiring Fund Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund Shareholders as provided in Section 1.1(c).

(q)The information relating to the Acquired Trust and each Acquired Fund furnished in writing by the Acquired Trust and each Acquired Fund to the Acquiring Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(r)The information regarding each Acquired Trust and each Acquired Fund that has been provided to the corresponding Acquiring Fund in writing for inclusion in the proxy statement and prospectus of the Acquired Funds (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Acquiring Trust in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby (the “Registration Statement”), as of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, complies in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the “1934 Act”) and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it contains information relating to each Acquired Trust or each Acquired Fund furnished to the Acquiring Trust by each Acquired Trust or each Acquired Fund or their representatives in writing for inclusion therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(s)There are no material contracts outstanding to which an Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus or in the Registration Statement.

(t)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940

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Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(u)Each Acquired Fund currently complies, and during the six (6) years ending on the Closing Date has complied, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

(v)As of both the Valuation Date and the Closing Date, each Acquired Fund will have full right, power and authority to assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Funds to be transferred to the Acquiring Funds pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the corresponding Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third-party creditor of an Acquired Fund, and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Funds’ investments shown on the audited schedule of its portfolio investments as of the most recent Fiscal Year End, referred to in Section 4.1(g) hereof, as supplemented with such changes as an Acquired Fund shall make after the most recent Fiscal Year End, which changes shall be disclosed to the corresponding Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions as of the Closing Date.

(w)For each Acquired Fund, during the six years ending on the Closing Date, to the best of each Acquired Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund have taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

(x)The execution and delivery of this Agreement by each Acquired Trust on behalf of each applicable Acquired Fund did not, and the performance by each Acquired Trust and each applicable Acquired Fund of their obligations hereunder will not, result in the acceleration of any obligation or the imposition of any penalty under any agreement listed in Part C of the Acquired Trust’s Registration Statement to which each Acquired Trust or each applicable Acquired Fund is a party, or by which it is bound.

4.2Representations and Warranties of the Acquiring Trust and the Acquiring Funds.

The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants the following to the corresponding Acquired Trust and Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)The Acquiring Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction. The Acquiring Trust and each Acquiring Fund has all necessary federal, state and local authorizations to carry on its respective business as now being conducted.

(b)The Acquiring Trust is duly registered as an investment company classified as an open-end management company under the 1940 Act, and its registration with the SEC as an

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investment company has not been revoked or rescinded and is in full force and effect, and each Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Trust Instrument and applicable law.

(c)Each Acquiring Fund is not in material violation of any provision of the Trust Instrument or currently-effective Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or to which it is otherwise bound, and the execution, delivery and performance of this Agreement will not result in any such material violation or constitute a default under any of such governing document, agreement, indenture, instrument, contract, lease or other undertaking.

(d)As of the Closing Date, the Acquiring Fund Prospectus will conform in all material respects to the applicable requirements of the 1933 Act, the 1940 Act, and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to either the Acquiring Trust or an Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Acquiring Trust or an Acquiring Fund, threatened as to an Acquiring Fund or any of its properties or assets, or any known or reasonably known person whom an Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Acquiring Trust nor an Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings or investigation and neither the Acquiring Trust nor an Acquiring Fund is known to be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated hereby.

(f)Each Acquiring Fund has not yet commenced investment operations and has no known liabilities of a material nature, contingent or otherwise.

(g)Each Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, will not have carried on any business activities (other than such activities as are customary to the organization of a new series of an open- end management company under the 1940 Act prior to its commencement of operations) and will not have had any liabilities and will not have held any property or have any tax attributes immediately before the Closing other than a de minimis amount of assets to facilitate its organization or maintain its legal existence and tax attributes related to holding those assets. Assuming the accuracy of all the representations under Section 4.1(j), each Acquiring Fund will qualify as a RIC in its taxable year in which the Closing occurs and will take all steps necessary to ensure that it qualifies for treatment as a RIC under Sections 851 and 852 of the Code.

(h)The Initial Share that is redeemed under Section 1.9 was issued by each Acquiring Fund prior to the Closing solely to facilitate the organization of the Acquiring Fund and maintain its legal existence.

(i)The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. As of the date of this

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Agreement, no Acquiring Fund has any outstanding shares of any class, except its Initial Share. As of the Closing Date, the outstanding shares of beneficial interest of each Acquiring Fund will be divided into Class I and Class II shares, each having the characteristics described in the applicable Acquiring Fund Prospectus. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of an Acquiring Fund are outstanding.

(j)The execution, delivery and performance of this Agreement have been duly authorized by

(i) the Board of Trustees of the Acquiring Trust, which is directed by the Trust Instrument to oversee the affairs of the Acquiring Trust and has been granted the powers necessary to carry out such responsibility, and (ii) all other necessary trust action on the part of the Acquiring Trust and the Acquiring Funds, and constitute the valid and binding obligation of the Acquiring Trust and the Acquiring Funds enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(k)The Acquiring Fund Shares to be issued and delivered to each corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class I and Class II shares of beneficial interest in the Acquiring Funds, and will be fully paid and non- assessable by the corresponding Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws, and no shareholder of the corresponding Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(l)The information furnished by the Acquiring Trust and each Acquiring Fund for use in no- action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(m)As of the effective date of the Registration Statement, the date of the meeting of shareholders of each Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, will not, insofar as it relates to the Acquiring Trust and the Acquiring Funds, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n)There are no material contracts outstanding to which an Acquiring Fund is a party, other than as disclosed in the Acquiring Fund Prospectus and the Registration Statement.

(o)The books and records of each Acquiring Fund made available to the corresponding Acquired Fund and/or their counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p)No consent, approval, authorization or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

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(q)The Acquiring Trust has in place (1) a directors and officers/errors and omissions insurance policy, and (2) an independent directors liability (IDL) or similar insurance policy, providing coverage in favor of the Trustees of the Acquiring Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust for any expenses, losses, claims, damages and liabilities to the extent permitted by law relating to all periods on and after the date such persons became Trustees and officers of the Acquiring Trust, upon such terms as may be reasonably acceptable to the independent Trustees of the Acquiring Trust (after the election of such Trustees as contemplated by Section 8.6).

(r)Each Acquiring Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

5.COVENANTS OF THE PARTIES.

5.1The Acquired Trust and the Acquiring Trust, and the Acquired Funds and the Acquiring Funds each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that, with respect to the Acquired Funds, such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of Acquired Fund Shares, and regular and customary periodic dividends and distributions and any other distribution that may be advisable, and with respect to the Acquiring Funds, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of investment operations and such actions as are otherwise contemplated by this Agreement.

5.2The Acquired Trust will call a meeting of the Acquired Funds shareholders as soon as reasonably practicable after the date of effectiveness of the Registration Statement, which will be held prior to the Closing Date for the purpose of (i) considering the Reorganization as herein provided, including adopting this Agreement, and (ii) taking all other action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3In connection with the Acquired Funds shareholders’ meeting referred to in Section 5.2, the Acquiring Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Acquiring Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Funds’ shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Trust and each Acquired Fund shall assist the Acquiring Trust and each corresponding Acquiring Fund in preparing the notice of meeting, form of proxy, and the Prospectus/Proxy Statement to be used in connection with the shareholder meeting and the Registration Statement. Each Acquired Fund will also assist each Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the corresponding Acquired Fund.

5.4Each of the Acquired Trust, the Acquired Funds, the Acquiring Trust and the Acquiring Funds will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and any guidance of the SEC or its staff, including comments of the SEC staff regarding disclosures in the Registration Statement, to be set forth in the Registration Statement, including the Prospectus/Proxy Statement.

5.5Each Acquired Fund shall cause to be timely filed (taking into account extensions) any previously unfiled tax returns required to be filed with respect to it for any taxable year ending on or before the Closing Date, and shall cause to be paid any taxes shown as due thereon. The Acquired Trust and

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each Acquired Fund shall reasonably cooperate with the Acquiring Trust and the corresponding Acquiring Fund in connection with the tax preparation and filing of tax returns with respect to the corresponding Acquired Fund that are due after the Closing Date.

5.6Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date. Each Acquiring Fund and each Acquired Fund will take or cause to be taken all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

5.7Each Acquired Fund shall furnish to the corresponding Acquiring Fund on the Closing Date a final statement of the total amount of such Acquired Fund’s assets and liabilities as of the Closing Date.

5.8Following the transfer of each Acquired Fund’s assets by the Acquired Fund to the corresponding Acquiring Fund and the assumption of the liabilities in exchange for the corresponding Acquiring Fund Shares as contemplated herein, the Acquired Fund will file, or provide to be included in an Acquiring Trust filing of, any final regulatory reports promptly after the Closing Date.

5.9The Acquired Trust and the Acquired Funds agree that the dissolution, liquidation and termination of the Acquired Funds will be effected in the manner provided in the Acquired Trust’s currently- effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws in accordance with applicable law as promptly as practicable, and that on and after the Closing Date, the Acquired Funds shall not conduct any business except in connection with their prompt dissolution, liquidation and termination.

5.10If at any time prior to the effective date of the Registration Statement a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the Registration Statement, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

The obligations of the Acquiring Trust and each Acquiring Fund to complete the transactions provided for herein shall be subject to the performance by the corresponding Acquired Trust and the corresponding Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1The Acquired Trust and each Acquired Fund shall have delivered to the corresponding Acquiring Fund a certificate executed on its behalf by the Acquired Trust’s duly authorized officer, in form and substance reasonably satisfactory to the corresponding Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust and each Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and each Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2Each Acquired Fund shall have furnished to the corresponding Acquiring Fund a statement of the Acquired Funds’ assets and liabilities, with values determined as provided in Section 2 of this

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Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on the Acquired Fund’s behalf by each applicable Acquired Trust’s duly authorized officer.

6.3[Intentionally omitted.]

6.4All proceedings taken by the Acquired Trust or each Acquired Fund in connection with the transactions contemplated by this Agreement and all material documents related thereto shall be reasonably satisfactory in form and substance to the corresponding Acquiring Fund.

6.5Each Acquired Fund shall have furnished to the corresponding Acquiring Fund a certificate, signed on its behalf by a duly authorized officer of each applicable Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the corresponding Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the corresponding Acquiring Fund may reasonably request. Each Acquired Fund shall have furnished to the corresponding Acquiring Fund any other tax information reasonably requested by the corresponding Acquiring Fund.

6.6The custodian to each Acquired Fund shall have delivered to the corresponding Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

6.7The transfer agent to each Acquired Fund shall have provided to the corresponding Acquiring Fund’s transfer agent (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the transfer agent as of the Closing Date, (ii) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date, and (iii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date. The transfer agent to each Acquired Fund shall have delivered to the corresponding Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the acts specified in the preceding sentence have been taken and that the shareholder records of the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

6.8The administrator, fund accountant and custodian to each Acquired Fund shall have delivered to the corresponding Acquiring Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the books and records of the Acquired Fund covered by their contracts with the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

6.9Each Acquiring Fund shall have received a favorable opinion of Richards, Layton & Finger, P.A. (with respect to matters of Delaware law), as counsel to each Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Richards, Layton & Finger, PA appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)The Acquired Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Declaration of Trust and By-Laws and the Act to execute, deliver and perform its obligations under the Agreement.

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(b)The execution and delivery of the Agreement by the Acquired Trust, on behalf of each Acquired Fund, and the consummation by the Acquired Trust, on behalf of each Acquired Fund, of the transactions contemplated thereby have been duly authorized by the Acquired Trust under the Declaration of Trust, the By-Laws and the Act. The Agreement has been duly executed and delivered by the Acquired Trust, on behalf of each Acquired Fund.

(c)The Agreement constitutes a legal, valid and binding agreement of the Acquired Trust, on behalf of each Acquired Fund, enforceable against the Acquired Trust, on behalf of each Acquired Fund, in accordance with its terms.

(d)Each Acquired Fund has been duly established as a separate series of the Acquired Trust under the Declaration of Trust and Section 3806(b)(2) of the Act.

(e)Neither the execution and delivery by the Acquired Trust on behalf of each Acquired Fund, nor the performance by the Acquired Trust, on behalf of each Acquired Fund, of its obligations under the Agreement, nor the consummation by the Acquired Trust, on behalf of each Acquired Fund, of the transactions contemplated thereby, violates (i) the Declaration of Trust or By-Laws or (ii) any law, rule or regulation of the State of Delaware applicable to the Acquired Trust and each Acquired Fund.

(f)Neither the execution and delivery by the Acquired Trust, on behalf of each Acquired Fund, nor the performance by the Acquired Trust, on behalf of each Acquired Fund, of its obligations under the Agreement, nor the consummation by the Acquired Trust, on behalf of each Acquired Fund, of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trusts of the Acquired Trust.

In rendering such opinion, Richards, Layton & Finger, P.A. may assume all conditions precedent set forth in the Agreement have been satisfied, including to the extent applicable the Acquired Funds Shareholders have duly approved the Reorganization in the manner contemplated by the Trust Documents, and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the trustees of the Acquired Trust have complied with their fiduciary duties in approving the Agreement, and that the Reorganization is fair in all respects. Such counsel need not express an opinion with respect to federal laws, including without limitation, the 1940 Act or the rules and regulations thereunder, including the effect of, or compliance with, any such federal laws that are expressly incorporated into the Declaration of Trust or By-Laws or that may preempt applicable Delaware law or the provisions of the Declaration of Trust or By-laws or that may prohibit, or impose restrictions or conditions on, the consummation of the matters referenced in such opinion. In addition, with respect to the enforceability of the Agreement, such counsel need not express an opinion with respect to (i) any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquired Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement, (ii) any provision that relates to the dissolution or liquidation of the Acquired Trust or any Acquired Fund, or (iii) any provisions of the Agreement that purport to obligate the Acquired Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provision relates to actions of such other persons or entities.

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6.10Each Acquiring Fund shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, as counsel to each Acquired Fund, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morgan, Lewis & Bockius LLP, appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquiring Fund, to the following effect:

(a)The execution and delivery of this Agreement by each Acquired Trust on behalf of each applicable Acquired Fund did not, and the performance by each Acquired Trust and each applicable Acquired Fund of their obligations hereunder will not, violate any provision of any agreement listed in Part C of the Acquired Trust’s Registration Statement to which each Acquired Trust or each applicable Acquired Fund is a party, or by which it is bound or any judgment or decree to which each Acquired Trust or each applicable Acquired Fund is a party or by which it is bound, specified in a Certificate of Officer of each Acquired Trust.

(b)No consent, approval, authorization or order of any federal governmental authority is required for the consummation by an Acquired Trust or an Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(c)Each Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Trust and each Acquired Fund to complete the transactions provided for herein shall be subject, at their election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1The Acquiring Trust and each Acquiring Fund shall have delivered to the corresponding Acquired Fund a certificate executed on their behalf by the Acquiring Trust’s duly authorized officer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2The Acquiring Trust, on behalf of each Acquiring Fund, shall have executed and delivered to the corresponding Acquired Fund an of Assumption of Liabilities dated as of the Closing Date and all such other agreements and instruments as the Acquired Fund and the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (i) the Acquiring Fund’s assumption of all Liabilities of the Acquired Fund, (ii) the Acquired Fund’s title and possession of the Acquisition Shares to be delivered hereunder, and to otherwise carry out the intent and purpose of this Agreement.

7.3All proceedings taken by the Acquiring Trust or an Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the corresponding Acquired Fund.

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7.4Each Acquired Fund shall have received a favorable opinion of Morris, Nichols, Arsht & Tunnell LLP (with respect to matters of Delaware law), as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Morris, Nichols, Arsht & Tunnell LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

(a)The Acquiring Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Trust Instrument and Bylaws and the Act to execute, deliver and perform its obligations under the Agreement, and each Acquiring Fund is a separate series thereof duly established in accordance with the Trust Instrument and the Bylaws of the Acquiring Trust, each as amended, and Section 3806(b)(2) of the Act.

(b)This Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of each Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Acquired Trust, on behalf of each Acquired Fund, is the valid and binding obligation of the Acquiring Trust, on behalf of each Acquiring Fund enforceable against the Acquiring Trust, on behalf of each Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)The execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund did not, and the performance by the Acquiring Trust, on behalf of each Acquiring Fund, of its obligations hereunder will not, violate the Trust Instrument or Bylaws.

(d)No consent, approval, authorization or order of any Delaware state governmental authority is required for the consummation by the Acquiring Trust, on behalf of any Acquiring Fund, of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(e)Assuming that a consideration not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class I and Class II shares of beneficial interest in each Acquiring Fund.

In rendering such opinion, Morris, Nichols, Arsht & Tunnell may assume all conditions precedent set forth in the Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions. In addition, such counsel need not express an opinion with respect to any provisions of the Agreement to the extent that such provisions purport to bind or limit the trustees of the Acquiring Trust in the exercise of their fiduciary duties or to bind parties not a signatory to the Agreement.

7.5Each Acquired Fund shall have received a favorable opinion of Sidley Austin LLP, as counsel to the Acquiring Trust, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of Sidley Austin LLP appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Acquired Fund, to the following effect:

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(a)The Acquiring Trust is registered with the Commission as an investment company under the 1940 Act.

(b)The execution and delivery of this Agreement by the Acquiring Trust on behalf of each Acquiring Fund did not, and the performance by the Acquiring Trust and each Acquiring Funds of their obligations hereunder will not, violate any provision of any agreement specified in a Certificate of Officer, or result in the acceleration of any obligation or the imposition of any penalty under any such agreement, or any judgment, or decree to which the Acquiring Trust or an Acquiring Fund is a party, or by which it is bound, specified in the aforementioned Certificate of Officer.

(c)No consent, approval, authorization or order of any federal governmental authority is required for the consummation by the Acquiring Trust or an Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained.

(d)The Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued.

7.6Before the Closing, the Acquiring Trust’s Board shall have authorized the issuance of, and Acquiring Fund shall have issued, the Initial Share to Victory Capital or its affiliate to elect the Trustees of the Acquiring Trust and to vote on the investment management, distribution and service plan and other agreements and plans referred to in Section 7.7 as may be required by applicable law and to take whatever action it may be required to take as Acquiring Fund’s sole shareholder.

7.7The Acquiring Trust, on each Acquiring Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for Acquiring Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the Acquiring Trust’s Board (after the election of the independent Trustees of the Acquiring Trust as contemplated by Section 8.6) and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Trust, and by Victory Capital or its affiliate as the Acquiring Fund’s sole shareholder.

7.8Prior to the Closing, Victory Capital shall have purchased, and shall maintain in full force and effect for at least six (6) years after the Closing Date, non-cancelable “tail” insurance policy providing coverage in favor of the Board of Trustees of each Acquired Trust for any expenses, losses, claims, damages and liabilities relating to periods prior to the Closing Date, including the transactions contemplated hereby, upon such terms as may be reasonably acceptable to the Board of Trustees of the Acquired Trust. Victory Capital shall not, and shall not permit any affiliate to, take any action that would prejudice the rights of, or otherwise impede recovery by, the beneficiaries of any such insurance.

7.9Prior to the Closing, Victory Capital and the Acquiring Trust shall have arranged for (1) a directors and officers/errors and omissions insurance policy, and (2) an independent directors liability (IDL) or similar insurance policy, providing coverage in favor of the Trustees of the Acquiring Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquiring Trust for any expenses, losses, claims, damages and liabilities relating to periods following the Closing Date, upon such terms as may be reasonably acceptable to the independent Trustees of the Acquiring Trust (after the election of such Trustees as contemplated by Section 8.6).

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7.10The Acquiring Trust agrees that for a period of three (3) years after the Closing Date of each Reorganization, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Trust (or any successor) are not “interested persons” (as defined in the 1940 Act) of Victory Capital or Amundi US; and Victory Capital agrees that for a period of two (2) years after the Closing Date of each Reorganization, neither Victory Capital nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund or (any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

7.11Before the Closing, the Acquiring Trust shall have adopted valuation policies and procedures for the Acquiring Fund that are materially the same as the valuation policies and procedures adopted by the Acquired Trust for the Acquired Fund, and Victory Capital shall have adopted Rule 2a-5 valuation policies and procedures with respect to the Acquiring Fund that are materially the same as the Rule 2a-5 valuation policies and procedures adopted by Amundi US with respect to the Acquired Fund. The procedures adopted by the Acquiring Trust and Victory Capital pursuant to this section shall be the valuation procedures used to compute the value of each Acquired Fund’s net assets pursuant to Section 2.2 of this Agreement.

7.12Before the Closing, the Acquiring Trust shall have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that are reasonably acceptable to the Board of Trustees of the Acquired Trust.

8 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

The respective obligations of the Acquiring Trust, each Acquiring Fund, the Acquired Trust and each Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1As to each Acquired Fund, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding voting securities of the Acquired Fund in accordance with the provisions of its currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws and the requirements of applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to each corresponding Acquiring Fund.

8.2On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by the Acquired Trust, each Acquired Fund, the Acquiring Trust or each Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of an Acquiring Fund or an Acquired Fund.

8.4The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties

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hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of each Acquiring Fund shall have become effective and no stop order suspending the effectiveness thereof shall have been issued.

8.6The Trustees of each Acquired Trust who are not “interested persons” (as that term is defined in the 1940 Act) of the Acquiring Trust shall have been duly elected as Trustees of the Acquiring Trust by Victory Capital or its affiliate as the sole shareholder of the Acquiring Trust and, other than David Brown, shall be the only Trustees of the Acquiring Trust.

8.7Each Acquired Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with Section 1.1

8.8With respect to each Reorganization, the Acquiring Trust, on behalf of each Acquiring Fund, and the applicable Acquired Trust, on behalf of each Acquired Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Trust, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a)(i) the transfer of all of the assets of each Acquired Fund (“Assets”) solely in exchange for the corresponding Acquiring Fund Shares (including fractional shares) and the assumption by the corresponding Acquiring Fund of the Liabilities followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, and (ii) the dissolution, liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)no gain or loss will be recognized by an Acquiring Fund upon the receipt of the Assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(c)no gain or loss will be recognized by an Acquired Fund upon the transfer of the Assets of the Acquired Fund to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders followed by the complete dissolution, liquidation and termination of the Acquired Fund;

(d)no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of their corresponding Acquiring Fund Shares pursuant to the Reorganization;

(e)the aggregate tax basis of Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder;

(f)the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the

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Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares are held as capital assets at the time of the Reorganization;

(g)the tax basis of the Assets acquired by each Acquiring Fund will be the same as the tax basis of such Assets to the corresponding Acquired Fund immediately before the Reorganization; and

(h)the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the corresponding Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the applicable Acquired Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of each Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, including Section 8.10, neither the corresponding Acquiring Fund nor the corresponding Acquired Fund may waive the conditions set forth in this paragraph 8.8.

8.9All of the conditions to the closing of the transactions contemplated by the Contribution Agreement, dated July 8, 2024 (as amended and in effect from time to time, the “Contribution Agreement”), by and among Victory Capital Holdings, Inc., Amundi Asset Management S.A.S. and, solely for certain purposes, Amundi S.A., shall have been satisfied or waived and the closing of the transactions contemplated by the Contribution Agreement shall occur simultaneously with the Closing on the Closing Date.

8.10At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1 and Section 8.8) may be jointly waived by the Board of Trustees of the Acquired Trust and the Board of Trustees of the Acquiring Trust, if, in the judgment of the Board of Trustees of the Acquired Trust, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquired Fund and, if, in the judgment of the Board of Trustees of the Acquiring Trust, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquiring Fund. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

9.BROKERAGE FEES; EXPENSES.

9.1Each of the Acquired Trust, the Acquired Funds, the Acquiring Trust and the Acquiring Funds represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2Victory Capital and Amundi US agree to share the costs and expenses incurred by the Acquiring Trust, the Acquiring Funds, each Acquired Trust, and the Acquired Funds in connection with the transactions contemplated by this Agreement. Victory Capital and Amundi US agree that all such costs and expenses shall be paid prior to Closing to the extent such costs and expenses have been submitted for payment two weeks prior to Closing and promptly after Closing in all other cases. No Acquiring Trust, Acquiring Fund, Acquired Trust or Acquired Fund will under any circumstances incur any costs or expenses in connection with the transactions contemplated by this Agreement, including, but not limited to, costs incurred in connection with soliciting shareholder approvals, legal expenses, trustees fees, brokerage expenses that are incurred solely as a result of the

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transactions and not in connection with the ordinary course investment management of the Acquired Fund or Acquiring Fund, payment of termination charges or other charges under any contract of the Acquired Trust or any Acquired Fund, or any other costs or expenses incurred in connection with the transactions contemplated by this Agreement. Amundi US agrees that it will pay or reimburse each Acquired Trust and Acquired Fund for all such costs and expenses of such Acquired Trust and Acquired Fund if the Closing does not occur, including if this Agreement is Terminated, without regard to any right to seek reimbursement from Victory Capital. This Section 9.2 shall survive the Closing and any termination of this Agreement pursuant to Section 11.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1This Agreement supersedes all previous correspondence and oral communications among the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and may not be changed except by a letter of agreement signed by each party hereto.

10.2The representations, warranties and covenants contained in this Agreement or in any other document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except Sections 1.1, 1.5, 1.7, 9, 14 and 15 which shall survive for two (2) years after the Closing Date and Sections which will survive for the applicable statutory period of limitations for assessments of tax deficiencies.

11.TERMINATION.

11.1This Agreement may be terminated by the Acquired Trust, on behalf of an Acquired Fund, or the Acquiring Trust, on behalf of an Acquiring Fund, at any time prior to the Closing Date of the Reorganization of such Acquired Fund or Acquiring Fund, provided that the Board of Trustees of the Acquiring Trust or the Acquired Trust, as appropriate determines, in good faith, and in a manner consistent with its fiduciary duties, that this Agreement, and the transactions contemplated thereby, are no longer in the best interests of the shareholders of such Acquiring Fund or Acquired Fund. This Agreement shall terminate in the event of the termination of the Contribution Agreement in accordance with its terms.

11.2If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided however that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

11.3In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, except as otherwise provided herein, this Agreement shall become void and have no effect except that (a) Sections 9.1, 14 and 15 shall survive for two (2) years after any termination of this Agreement, and (b) notwithstanding anything to the contrary contained in this Agreement, no party shall be relieved or released from any liability or damages arising out of any breach of any provision of this Agreement by any party prior to the date of termination.

12.TRANSFER TAXES.

Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the corresponding Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

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13.AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Acquired Trust; provided, however, that following the shareholders’ meeting called by the Acquired Funds pursuant to Section 5.2 no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to shareholders of the Acquired Funds under this Agreement to the detriment of such shareholders without their further approval.

14.NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or transmitted by facsimile, electronic delivery, personal service (including by overnight courier) or certified mail addressed to:

Acquired Trust c/o Amundi US 60 State Street Boston, MA 02109 Attention: [●]

with a copy to:

Morgan, Lewis & Bockius LLP

One Federal Street, Boston, MA 02109 Attention:

Lea Anne Copenhefer (leaanne.copenhefer@morganlewis.com) Toby Serkin (toby.serkin@morganlewis.com)

Acquiring Trust

c/o Victory Capital Management

4900 Tiedeman Road, Brooklyn, OH 44144 Attention: [●]

with a copy to: Sidley Austin LLP

787 Seventh Avenue, New York, NY 10019 Attention:

Jay G. Baris (jbaris@sidley.com) Matthew J. Kutner (mkutner@sidley.com)

or to any other address that an Acquired Trust or the Acquiring Trust shall have last designated by notice to the other party.

15.MISCELLANEOUS.

15.1The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or

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provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6A copy of the Acquired Trust’s Certificate of Trust, to which reference is hereby made is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquired Trust and the Acquired Funds by the Trustees or officers of the Acquired Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquired Funds individually but are binding only upon the assets and property of the Acquired Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.7A copy of the Acquiring Trust’s Certificate of Trust, to which reference is hereby made, is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law. This Agreement was executed or made by or on behalf of the Acquiring Trust and the Acquiring Funds by the Trustees or officers of the Acquiring Trust as Trustees or officers and not individually and the obligations of this Agreement are not binding upon any of them or the shareholders of the Acquiring Funds individually but are binding only upon the assets and property of the Acquiring Trust or upon the assets belonging to the series or class for the benefit of which the Trustees have caused this Agreement to be made.

15.8It is expressly agreed that the obligations of the Acquiring Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property of the Acquiring Funds, as provided in the Trust Instrument. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Funds and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the Board of Trustees of the Acquiring Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Acquiring Trust property of the Acquiring Funds as provided in the Trust Instrument.

15.9It is expressly agreed that the obligations of each Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Acquired Trust personally, but shall bind only the Acquired Trust property of the Acquired Funds, as provided in the Acquired Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquired Trust on behalf of the Acquired Funds and signed by authorized officers of the Acquired Trust, acting as such. Neither the authorization by the Board of Trustees of the Acquired Trust nor the execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them

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personally, but shall bind only the Acquired Trust property of the Acquired Funds as provided in the Acquired Trust’s currently-effective Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

Pioneer Bond VCT Portfolio, a series of Pioneer Variable

Contracts Trust, individually and not jointly

By:

Name:

Title:

Pioneer Equity Income VCT Portfolio, a series of Pioneer

Variable Contracts Trust, individually and not jointly

By:

Name:

Title:

Pioneer Fund VCT Portfolio, a series of Pioneer Variable

Contracts Trust, individually and not jointly

By:

Name:

Title:

Pioneer High Yield VCT Portfolio, a series of Pioneer

Variable Contracts Trust, individually and not jointly

By:

Name:

Title:

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Pioneer Mid Cap Value VCT Portfolio, a series of Pioneer Variable Contracts Trust, individually and not jointly

By:

Name:

Title:

Pioneer Select Mid Cap Growth VCT Portfolio, a series of Pioneer Variable Contracts Trust, individually and not jointly

By:

Name:

Title:

Pioneer Strategic Income VCT Portfolio, a series of Pioneer Variable Contracts Trust, individually and not jointly

By:

Name:

Title:

VICTORY VARIABLE INSURANCE FUNDS II, on behalf of each of its series listed on Schedule A, individually and not jointly

By:

Name: Thomas Dusenberry

Title: President

For purposes of Sections 7.8, 7.9, 7.10 and 9.2 only:

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo II

Title: President, Chief Financial Officer and Chief Administrative Officer

For purposes of Section 9.2 only:

AMUNDI ASSET MANAGEMENT US, INC. By:

Name:

Title:

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SCHEDULE A

Acquired Fund, each a series of Pioneer Variable	Acquiring Fund, each a series of Victory Variable
Contracts Trust	Insurance Funds II
Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT Portfolio
Pioneer Equity Income VCT Portfolio	Victory Pioneer Equity Income VCT Portfolio
Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT Portfolio
Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio	Victory Pioneer Mid Cap Value VCT Portfolio
Pioneer Select Mid Cap Growth VCT Portfolio	Victory Pioneer Select Mid Cap Growth VCT Portfolio
Pioneer Strategic Income VCT Portfolio	Victory Pioneer Strategic Income VCT Portfolio

A-29

EXHIBIT B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES AND

LIMITATIONS

Each Fund has adopted certain fundamental investment policies which, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of: (1) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

Each Fund’s fundamental investment policies are set forth below:

Policy	Acquired Funds	Acquiring Funds
Borrowing	Each Acquired Fund may not borrow money	Same
except as permitted by (i) the 1940 Act, or
interpretations or modifications by the SEC, SEC
staff or other authority of competent jurisdiction,
or (ii) exemptive or other relief or permission
from the SEC, SEC staff or other authority of
competent jurisdiction.

Underwriting	Each Acquired Fund may not engage in the	Same
business of underwriting the securities of other
issuers except as permitted by (i) the 1940 Act, or
interpretations or modifications by the SEC, SEC
staff or other authority of competent jurisdiction,
or (ii) exemptive or other relief or permission
from the SEC, SEC staff or other authority of
competent jurisdiction.

Lending	Each Acquired Fund may lend money or other	Same
assets to the extent permitted by (i) the 1940 Act,
or interpretations or modifications by the SEC,
SEC staff or other authority of competent
jurisdiction or (ii) exemptive or other relief or
permission from the SEC, SEC staff or other
authority of competent jurisdiction.

Senior	Each Acquired Fund may not issue senior	Same
Securities	securities except as permitted by (i) the 1940 Act,
or interpretations or modifications by the SEC,
SEC staff or other authority of competent
jurisdiction, or (ii) exemptive or other relief or
permission from the SEC, SEC staff or other
authority of competent jurisdiction.

Real Estate	Each Acquired Fund may not purchase or sell real	Same
estate except as permitted by (i) the 1940 Act, or
interpretations or modifications by the SEC, SEC
staff or other authority of competent jurisdiction,
B-1
Policy	Acquired Funds	Acquiring Funds
or (ii) exemptive or other relief or permission
from the SEC, SEC staff or other authority of
competent jurisdiction.

Commodities	Each Acquired Fund may purchase or sell	Same
commodities or contracts related to commodities
to the extent permitted by (i) the 1940 Act, or
interpretations or modifications by the SEC, SEC
staff or other authority of competent jurisdiction,
or (ii) exemptive or other relief or permission
from the SEC, SEC staff or other authority of
competent jurisdiction.

Concentration Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each Acquired Fund may not make any investment if, as a result, the Acquired Fund’s investments will be concentrated in any one industry.

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each Acquiring Fund may not make any investment if, as a result, the Acquiring Fund’s investments will be concentrated in any one industry or group of industries

Under the 1940 Act, a Fund cannot change its classification from diversified to non-diversified without shareholder approval. Each Fund’s non-fundamental investment policies and limitations, which may be changed by the Board of Trustees without approval of shareholders, are set forth below:

Acquiring
Acquired Funds	Funds
Each Acquired Fund ’s investment objective is non-fundamental.	Same

Each Acquired Fund is currently classified as a diversified fund under the 1940 Act. A diversified	Same
fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the
U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

B-2

EXHIBIT C

PRINCIPAL RISKS

An investment or type of security specifically identified in a prospectus generally reflects a principal investment. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the risks of the Funds is described below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. In addition, investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time.

Although the Funds are designed to serve as a component of a broader investment portfolio, no single Fund should be considered to constitute a complete investment program. The Funds may use the investments or strategies discussed earlier to different degrees, and, therefore, may be subject to the risks described below to different degrees.

You may lose money by investing in any Fund. The likelihood of loss may be greater if you invest for a shorter period of time. By itself, a Fund does not constitute a complete investment plan and should be considered a long-term investment by investors who can afford to weather changes in the value of their investment.

The descriptions of the principal risks below, as applicable, are the same for the Acquired Funds and Acquiring Funds. As used below, “fund” refers to both Acquired Funds and corresponding Acquiring Funds.

Collateral risk	The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Uncollateralized loans involve a greater risk of loss.
Credit default swap index risk	The fund may invest in credit default swap index products (“CDX”)
(swaps based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds) in an effort to obtain exposure to a diversified portfolio of credits or to hedge against existing credit risks. CDX have similar risks as other credit default swaps contracts. The use of CDX is subject to the risk that the fund’s counterparty will default on its obligations. Investments in CDX are also subject to credit risk with respect to the issuers of the underlying reference obligations in the index, liquidity risk and operational risks. The fund will also normally indirectly bear its proportionate share of any expenses paid by a CDX in addition to the expenses of the fund.
Credit default swap risk	Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Credit risk	If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any
C-1
underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Currency risk	The fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Cybersecurity risk	Cybersecurity failures by and breaches of the adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund’s ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the fund or their investment in the fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Debt securities risk	Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Derivatives risk	For Pioneer Bond VCT Portfolio,
Pioneer High Yield VCT Portfolio,
Pioneer Strategic Income VCT Portfolio,
and each corresponding Acquiring Fund:
Using swaps, futures and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund’s net asset value and may not provide the result intended.
Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying
C-2
security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing
derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
For Victory Pioneer Equity Income VCT Portfolio,
Victory Pioneer Fund VCT Portfolio,
Pioneer Mid Cap Value VCT Portfolio,
Pioneer Select Mid Cap Growth VCT Portfolio,
and each corresponding Acquiring Fund:
Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative.
Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing
derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Equity securities risk	Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer's bankruptcy.
ESG risk	For Pioneer Bond VCT Portfolio,
Pioneer Equity Income VCT Portfolio,
Pioneer High Yield VCT Portfolio,
Pioneer Mid Cap Value VCT Portfolio,
Pioneer Select Mid Cap Growth VCT Portfolio,
C-3
Pioneer Strategic Income VCT Portfolio,
and each corresponding Acquiring Fund:
The adviser may consider ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. In considering
ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
For Pioneer Fund VCT Portfolio,
and its corresponding Acquiring Fund:
The portfolio’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the portfolio as compared with other funds that do not consider ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG factors.
Accordingly, the portfolio may underperform other funds that do not utilize an investment strategy that considers ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. In considering ESG factors, the portfolio’s adviser may use third party
ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Expense risk	Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Extension risk	During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.
Forward foreign currency	The fund may not fully benefit from or may lose money on forward
transactions risk	foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Growth style risk	The fund’s investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market. Growth securities may also be more volatile than other investments because they often do not pay dividends. The values of growth securities tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows.
High yield or “junk” bond risk	Debt securities that are below investment grade, called “junk bonds,”
are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Inflation-linked securities risk	The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-
linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-
linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.
Interest rate risk	The market prices of the fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments.
Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments.
Large capitalization companies	Large capitalization companies may fall out of favor with investors and
risk	underperform the overall equity market.
Leveraging risk	The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous
C-5
to do so to satisfy its obligations. New derivatives regulations require the fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Liquidity risk	For Pioneer Bond VCT Portfolio,
Pioneer High Yield VCT Portfolio,
Pioneer Strategic Income VCT Portfolio,
and each corresponding Acquiring Fund:
Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
For Pioneer Fund VCT Portfolio,
Pioneer Equity Income VCT Portfolio,
Pioneer Mid Cap Value VCT Portfolio,
Pioneer Select Mid Cap Growth VCT Portfolio,
and each corresponding Acquiring Fund:
Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Market risk	For Pioneer Bond VCT Portfolio,
Pioneer High Yield VCT Portfolio,
Pioneer Strategic Income VCT Portfolio,
and each corresponding Acquiring Fund:
The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the fund’s
C-6

securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non- governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the fund’s investments may be negatively affected. The fund may experience a substantial or complete loss on any security or derivative position.

For Pioneer Fund VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio, and each corresponding Acquiring Fund:

The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non- governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the portfolio's investments, impair the portfolio's ability to satisfy redemption requests, and negatively impact the portfolio’s performance. In addition, inflation, rising interest rates, global supply chain disruptions and other market events could adversely affect the companies or issuers in which the portfolio invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.
For example, the U.S. has imposed tariffs and other trade barriers on
Chinese exports, has restricted sales of certain categories of goods to
China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S.
persons, such as the portfolio, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the portfolio's opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with
Taiwan that has included threats of invasion. If the political climate between the U.S. and China does not improve or continues to
deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the portfolio's assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
Market segment risk	For Pioneer Fund VCT Portfolio,
Pioneer Equity Income VCT Portfolio,
Pioneer Bond VCT Portfolio,
Pioneer Strategic Income VCT Portfolio,
and each corresponding Acquiring Fund:
To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
For Pioneer High Yield VCT Portfolio,
Pioneer Mid Cap Value VCT Portfolio,
and each corresponding Acquiring Fund:
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to
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the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates, credit rating downgrades, decreased liquidity in credit markets, and general economic activity and are generally subject to extensive government regulation.
For Pioneer Select Mid Cap Growth VCT Portfolio,
and its corresponding Acquiring Fund:
To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of, or inability to enforce, those rights.
Mid-size companies risk	Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Mortgage dollar roll transactions	The benefits to the fund from mortgage dollar roll transactions depend
risk	upon the adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
Mortgage-related and asset-	The value of mortgage-related securities, including commercial
backed securities risk	mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to interest rate, prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of
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default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Municipal securities risk	The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.
Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress.
Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the fund invests significantly in a single state, city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the fund will be more susceptible to associated risks and developments.
Portfolio selection risk	For Pioneer Bond VCT Portfolio,
Pioneer High Yield VCT Portfolio,
Pioneer Strategic Income VCT Portfolio,
and each corresponding Acquiring Fund:
The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
For Pioneer Fund VCT Portfolio,
Pioneer Equity Income VCT Portfolio,
Pioneer Mid Cap Value VCT Portfolio,
Pioneer Select Mid Cap Growth VCT Portfolio,
and each corresponding Acquiring Fund:
The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not
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Portfolio turnover risk

Preferred stocks risk

Prepayment or call risk

Redemption risk

Risk of disadvantaged access to confidential information

Risks of convertible securities

Risks of initial public offerings

produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.

If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Also, the market prices of preferred stocks are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stocks do not carry voting rights. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than other securities. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The fund also may lose any premium it paid on the security.

The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the fund, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance.

The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.

Risks of instruments that allow for balloon payments or negative amortization payments

Risks of investments in real estate related securities

Risks of investing in insurance- linked securities

Risks of investing in inverse floating rate obligations

Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

The fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance- linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The fund may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The fund has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.

The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Risks of investing in loans

Risks of investment in other funds

For Pioneer Bond VCT Portfolio, Pioneer High Yield VCT Portfolio,

and each corresponding Acquiring Fund:

Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the fund, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

For Pioneer Strategic Income VCT Portfolio, and its corresponding Acquiring Fund:

Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the portfolio may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Loans may not be considered “securities,” and purchasers, such as the portfolio, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Investing in other investment companies, including other funds managed by the adviser, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own

Risks of investments in real estate related securities

Risks of non-U.S. investments

expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value. Such funds may trade at a discount for an extended period and may not ever realize their net asset value.

Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

For Pioneer Bond VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Strategic Income VCT Portfolio, and each corresponding Acquiring Fund:

Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, auditing and financial recordkeeping requirements, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund’s investments.

If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.

Sanctions or other government actions against certain countries could negatively impact the fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the United States, the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain fund investments, on fund performance and the value of an investment in the fund.

For Pioneer Fund VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio, and each corresponding Acquiring Fund:

Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, auditing and financial recordkeeping requirements, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.

Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China's long-running conflict over Taiwan's sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market

Risks of investing in when-issued, delayed delivery, to be announced and forward commitment transactions

Risks of subordinated securities

Risks of warrants and rights

Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities

U.S. government agency obligations risk

disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The U.S. and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio.

The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. There is also a risk that the security will not be issued or that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the fund missing the opportunity to obtain a favorable price or yield elsewhere.

A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund’s interest in the issuing company.

These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.

The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage- backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S.
government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
U.S. Treasury obligations risk	The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline.
Valuation risk	For Pioneer Bond VCT Portfolio,
Pioneer High Yield VCT Portfolio,
Pioneer Strategic Income VCT Portfolio,
and each corresponding Acquiring Fund:
Nearly all of the fund’s investments are valued using a fair value methodology. The sales price the fund could receive for any particular fund investment may differ from the fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
For Pioneer Fund VCT Portfolio,
Pioneer Equity Income VCT Portfolio,
Pioneer Mid Cap Value VCT Portfolio,
Pioneer Select Mid Cap Growth VCT Portfolio,
and each corresponding Acquiring Fund::
The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology.
These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation methodology had been used. The ability to value the portfolio’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Value style risk	The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market. A value stock may not increase in price as anticipated by the adviser if
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other investors fail to recognize the company’s value and bid up the price or the factors that the adviser believes will increase the price of the security do not occur or do not have the anticipated effect.

EXHIBIT D

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Below is additional information regarding the Acquiring Funds. The information presented below also is applicable to the Acquired Funds, except where noted otherwise, either below or in the body of the Proxy Statement/Prospectus. All references to a Fund or the Funds in this Exhibit D refer to an Acquiring Fund or the Acquiring Funds, respectively, unless otherwise noted.

Additional Information About Strategies and Techniques

In addition to the principal investment strategies described in the “Comparison of Investment Objective(s), Principal Investment Strategies, and Principal Risks” sections, the Acquiring Funds may at times use additional strategies and techniques, which involve certain special risks. This Proxy Statement/Prospectus does not attempt to describe all of the various investment techniques and types of securities that the portfolio management team might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

Additional information about the use of additional strategies and techniques by each Fund can be found in its prospectus, incorporated by reference herein.

Portfolio Managers

Information about the portfolio managers who are jointly and primarily responsible for overseeing each Fund’s investments is shown below. The SAI provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interest they may have in each Fund.

John Arege. John Arege is a Managing Director, Director of Large Cap Value, US, and Portfolio Manager. As leader of the Large Cap Value Team, John is responsible for overseeing the management our Equity Income and Intrinsic Value strategies. He is also a portfolio manager on our Mid-Cap Value strategy. John joined Amundi US from Genter Capital Management where he was Portfolio Manager of Core and Value Equities and was a member of the Investment Policy Committee. He also served as an Adjunct Professor of Corporate Finance at New York University. Prior to Genter Capital, John worked for 12 years at Goldman Sachs Asset Management as Managing Director, Co-Head of Value & Core equities and was a portfolio manager. Prior to Goldman, he was a Senior Equity Analyst at Merrill Lynch Investment Managers, where he focused on large-cap value and mid-cap value equity funds. Earlier in his career, he was a Research Analyst for Standard & Poor’s, an Associate Attorney in New York and as a Judicial Lawyer for the Superior Court of the State of New Jersey. John has an M.S. in Banking and Financial Services from Boston University, a J.D. from the Jacob D. Fuchsberg Law Center in New York, and a B.A. in Accounting and Financial Management from Catholic University in Washington, D.C. He is a CFA® charterholder, a licensed attorney in New York, New Jersey and Washington, D.C.

Andrew Feltus. Andrew Feltus is a Managing Director, Co-Director of High Yield and a Portfolio Manager on the high yield team’s funds and separate accounts. He is also a Portfolio Manager on the firm’s Multi-Sector Fixed Income strategies. He has extensive experience managing a wide range of debt securities globally, including emerging markets and foreign exchange, and has previously managed money market portfolios. He is a member of Amundi US’s Investment Committee. Andrew joined Amundi US as a fixed income analyst and was promoted to portfolio manager in 2001. Prior to joining Amundi US, he worked on the bond desk at Massachusetts Financial Services. Andrew has been actively managing US fixed income portfolios since 1994, and managing derivatives (bond futures—since 1992, currency forwards—since 1994, and credit default swaps—since 2008) which are used in a number of portfolios under his management. He holds a BA in quantitative economics and philosophy from Tufts University (1991). He is a CFA® Charterholder.

Shaji John. Shaji John is a Senior Vice President and Portfolio Manager at Amundi US responsible for managing growth strategies. Before joining Amundi US, Shaji worked at JT Venture Partners, a technology focused venture capital firm as a Managing General Partner. He was also the Chairman and CEO of IBRIX, Inc., a scalable file storage software company that was acquired by Hewlett Packard in 2009. Previously, he worked as an Equity Research

Analyst at MFS Investment Management, and Fidelity Management and Research Company. Early in his career, Shaji was a software engineer at the General Electric Company. He holds a B.E. in Mechanical Engineering from the National Institute of Technology, Allahabad, an M.S. in Industrial Engineering from the University of Massachusetts, and an M.B.A. from the Tuck School of Business at Dartmouth College.

Brad Komenda. Brad Komenda is Managing Director, Director of Investment Grade Corporates, and Portfolio Manager. As Director of Investment Grade Corporates, he leads a team that supports the management of high-grade credit exposure across all fixed income portfolios managed by Amundi US, including crossover and high-grade CDS exposure. He is a member of the team managing stand-alone long duration and high-grade credit strategies, including portfolios with ESG mandates. Brad is also responsible for managing multisector fixed income portfolios. Prior to joining Amundi US in 2008, Brad spent ten years as an Investment Grade and High Yield Analyst at Columbia Management. He began his career with General Electric Capital and Assurance as an investment grade and high yield research associate where he worked for fi ve years. He holds a B.A. in Accounting and Business Administration from Central Washington University (1991). He is a CFA® charterholder.

Jeff Kripke. Jeff Kripke is Senior Vice President, Portfolio Manager, and Head of the US Core team, specializing in large-cap equity investing. He leads a team managing core equity portfolios with an ESG mandate. Prior to joining Amundi US, Jeff was Co-CIO of the Disciplined Equity Group at Allianz Global Investors, and Portfolio Manager of a core equity strategy. Before that, he was an Associate Partner and Portfolio Manager for 13 years at Wellington Management Co., where he worked on a high-quality core equity strategy. Before joining Wellington, Jeff held portfolio management roles at Merrill Lynch Asset Management and Morgan Stanley Asset Management. Prior to becoming a portfolio manager, Jeff was a utilities analyst at the former Prudential Securities Inc. Jeff has a B.A. in Economics from Tufts University and an M.B.A. in Finance from Columbia Business School.

Kenneth Monaghan. Ken Monaghan is a Managing Director, Co-Director of High Yield, a Portfolio Manager, and member of the team managing US High Yield and Global High Yield portfolios and separate accounts. He is a member of Amundi US’s Investment Committee. Prior to joining Amundi US in 2014, Ken was a Partner and Portfolio Manager at Rogge Global Partners where he was responsible for US High Yield and was an integral part of Rogge’s Global High Yield strategy; he also ran Rogge’s New York office. He joined Rogge in 2008 from ING Investment Management where he was Managing Director and Portfolio Manager responsible for US High Yield. Ken brought ING’s institutional US high yield strategy to Rogge. He co-founded the strategy in 1996 at a predecessor organization to ING and was co-portfolio manager of the strategy from its inception and the sole senior portfolio manager from 2007 through June 2014 when he left Rogge. Prior to becoming a portfolio manager, Ken spent 13 years at Salomon Brothers, starting as a high yield analyst eventually heading Salomon’s high yield research eff ort in New York. He subsequently spent five years in London as head of Salomon’s London credit research team and upon his return to New York in 1991 launched Salomon’s nascent distressed credit eff ort. He spent his final years at Salomon as a Director of Institutional Sales. He began his career as a credit analyst at Lord, Abbett & Co. Ken is a graduate of Colgate University and holds both a Master of Business Administration (MBA)

Timothy Rowe. Tim Rowe is Managing Director and Portfolio Manager at Amundi US. Tim is a portfolio manager for investment-grade core bond portfolios, which he has managed at the firm since 1994, and works with the sector teams to construct portfolios that seek to meet clients’ risk and return objectives. Prior to his current role, Tim was the Director of Multi-Sector Fixed Income where he oversaw a team of investment professionals responsible for managing institutional strategies and retail funds for US and international investors. Prior to that, his responsibilities included managing agency mortgage-backed security portfolios and leading the Securitized Credit team. Before joining the fi rm in 1988, Tim was an Assistant Economist at the Federal Reserve Bank of Richmond, Virginia. He holds a Master of Business Administration with specialization in Finance from the University of Chicago Booth School of Business and a Bachelor of Arts in Economics and History from Duke University.

Jonathan Scott. Jonathan Scott is a Senior Vice President, Deputy Director of Multi-Sector Fixed Income, and Portfolio Manager. As Deputy Director of Multi-Sector Fixed Income, he helps oversee a team of investment professionals who are responsible for managing multi-sector fixed income strategies and retail funds for US and international investors. He is also a member of portfolio management teams responsible for managing Multi-Sector Fixed Income portfolios. Jonathan joined Amundi US in 2008, working first in the firm’s Fund Accounting department, and in 2011 as a Fixed Income Risk Analyst for the Investment Risk Management Team, where he worked closely with the Fixed Income team. He joined the Fixed Income team in 2012 as an Investment Associate where he supported portfolio construction and traded Investment Grade Corporate bonds. He was promoted to Associate

Portfolio Manager in 2016 and in 2018, was named as a Multi-Sector Portfolio Manager. He also assumed portfolio management responsibilities for a US TIPS portfolio. In 2021, he was promoted to Deputy Director of Multi-Sector Fixed Income. Jonathan holds a B.A. in Economics and East Asian Studies with a concentration in Chinese from Colby College. He is a CFA® charterholder.

Matthew Shulkin. Matt Shulkin is a Senior Vice President, Portfolio Manager, and a member of the High Yield team. He is a Portfolio Manager on all of the high yield accounts. In addition, he contributes to the selection of US high yield investments for multi-sector strategies. Prior to joining Amundi US, Matt spent five years as a high yield analyst covering a wide variety of sectors at MAST Capital Management, a credit hedge fund in Boston. Before MAST, Matt was the sole member of the US credit operation for Tisbury Capital, a London-based hedge fund. At Tisbury, in coordination with the credit team in London, he invested in distressed and high-yield corporate bonds, bank loans and asset-backed securities. Prior to Tisbury, Matt was a Vice President as part of Putnam Investments’ high yield analyst team. In addition to his high yield sector coverage at Putnam, Matt was named the group’s primary distressed analyst in January 2006. Prior to Putnam, Matt worked as a high yield analyst at Morgan Stanley Dean Witter, as part of a five-person team managing a fund. He started his career as a junior research analyst on the high yield sales and trading desk at CIBC World Markets in New York City, where he worked from 1996 through 1999. Matt earned his B.A. from Cornell University in 1996, and his M.B.A. from The Wharton School of the University of Pennsylvania in 2003. He is a CFA® Charterholder.

David Sobell. David Sobell is a Senior Vice President, Portfolio Manager, and a member of the Growth team at Amundi US. David focuses on biotechnology, medical device and healthcare stocks. Prior to joining Amundi US, David was a Vice President at Hambrecht & Quist Capital Management, where he assisted in the management of a closed-end investment fund. David also worked for Rodman & Renshaw, Inc., as a sell-side equity analyst focusing on the pharmaceutical, drug delivery, and biotechnology industries. Earlier in his career he was a research scientist at the Massachusetts Institute of Technology and at GENE-TRAK Systems, where he worked on developing diagnostic tests for infectious diseases. David holds a B.A. in Molecular, Cellular and Developmental Biology from the University of Colorado. He also holds a Certificate of Special Studies in Administration and Management from Harvard Extension School, and a Master’s in Management from the M.I.T. Sloan School of Management.

Timothy P. Stanish. Tim Stanish is Managing Director, Director of Mid Cap Equities, US, and Portfolio Manager. As leader of the US Mid Cap Equities team, Tim is responsible for overseeing the evolution of the investment processes and risk management across all Mid Cap portfolios. Tim is also a member of portfolio management teams managing Mid Cap Growth and Mid Cap Value portfolios. Prior to joining Amundi US, Timothy was Managing Director and Global Head of Fundamental Research at EVA Dimensions LLC in New York, an independent equity research fi rm. At EVA, Timothy managed a research team that published company, industry, and thematic research based on the Economic Value Added (EVA)-based framework. Additionally, he consulted with asset management and hedge fund clients on all aspects of their fundamental investment decision process; engaged in bespoke client projects; and actively contributed to continuous improvement of the EVA platform. Prior to that, Timothy was a Senior Equity Analyst at Harrier Capital Advisors LLC covering all sectors with a focus on US and European IT, and Industrials and co-managed the fundamental US equity long/short portfolios at both Credit Suisse and Saba Principal Strategies. He also was the Technology and Media sector specialist at Credit Suisse HOLT. Timothy has an M.B.A. from New York University and a B.A. from Hamilton College in Clinton, NY. He is an FSA Credential Holder.

Craig Sterling. Craig Sterling is a Managing Director, Head of Equity Research, US, Director of the Core Equity and a Portfolio Manager at Amundi US. Craig directs the central research team of fundamental and quantitative equity analysts who serve as the primary analytical resource of the firm’s US managed equity and multi-asset portfolios. As Director of Core Equity, Craig oversees the large cap core equity portfolio management team. He is also lead portfolio manager of the research-based, “best ideas” strategies. In both portfolio management roles, Craig specializes in fundamental research, ESG integration, security selection, portfolio construction and risk management. He serves on the Amundi US US Investment Committee, the Amundi ESG Committee, the Amundi US Fair Valuation Committee, and the Amundi US Retirement Plans Committee. Prior to joining Amundi US, he was Managing Director and Global Head of Equity Research at EVA Dimensions (now a division of Institutional Shareholder Services) in New York, an independent equity research firm. Prior to June 2011, he served as a Director in the HOLT Group at Credit Suisse. Before Credit Suisse, Craig worked in the Global Industrials Group of the Investment Bank of UBS and the Investment Services Division of Mesirow Financial. Craig holds an undergraduate business degree from Washington University (St. Louis) and an MBA from the University of Chicago Booth School of Business.

Kenneth J. Taubes. Ken Taubes is Executive Vice President and Portfolio Manager at Amundi US. He is a member of the Multi-Sector Fixed Income team and Portfolio Manager on a number of multi-sector fixed income portfolios. Ken is a member of the US Investment Committee. Prior to his current role, Ken was Chief Investment Officer, US, for Amundi US, where he oversaw the US investment team. Prior to joining Amundi US in 1998, Ken was a Senior Vice President and Senior Portfolio Manager at Putnam Investments. Ken also served as Senior Vice President and Corporate Treasurer of Home Owners Savings Bank in Boston, a large New England thrift holding company and one of the nation’s largest mortgage banks, where he worked from 1986 to 1990. He began his career in 1980 as a treasury officer with Bank of New England’s international treasury division. Ken received a Bachelor of Science in accounting from Utica University and an M.B.A. from Suffolk University in Boston.

Sammi Truong. Sammi Le Truong is Vice President and Portfolio Manager. She is a member of a team responsible for managing US Dividend Equity strategies. Prior to managing strategies, Sammi was a Quantitative Research Analyst at Amundi US where she focused on quantitative analysis of equity markets. She participated in the design, development and implementation of models for securities selection, securities evaluation, equity portfolios optimization and portfolio construction. She holds a BSc degree in Management with a concentration in Finance from Massachusetts Institute of Technology. She is a CFA® charterholder.

Ken Winston. Ken Winston is Senior Vice President and Portfolio Manager at Amundi US. He is responsible for managing mid-cap growth strategies. Ken joined Amundi US from Hartford Investment Management Company, where he was Senior Vice President with portfolio management and analyst responsibilities for small-and mid-cap growth portfolios. Previously, he was a Partner and Portfolio Manager at Lee Munder Capital Group, where he managed small- and mid-cap growth portfolios. Earlier in his career, he was a Senior Analyst and Principal for Needham & Company, a sell-side investment banking and brokerage firm, where he covered information technology and media companies. He holds a B.S. from Babson College and an M.B.A. from Harvard Business School.

James Yu. James Yu is Senior Vice President and Portfolio Manager. He focuses on Large Cap Core strategies incorporating ESG factors. James joined Amundi US from Wells Capital Management, where he was a Senior Research Analyst supporting Wells Capital’s small-cap value and mid-cap value strategies, with a focus on consumer discretionary, industrial, aerospace & defense, energy, and materials. At Wells, he specialized in small- and mid-cap value companies with market caps in the $250 million to $30 billion range. Prior to Wells, James was Co-Manager of alarge cap blend strategy at Putnam Investments. Prior to Putnam, he was Co-Manager of small-cap value and large- cap value strategies at John Hancock. He also held a portfolio management position at Merrill Lynch and an equity research position at Gabelli & Co. James has a B.S. from Rutgers, an M.B.A. from Columbia University, and a Master’s in History from Harvard University. He also attended Harvard Business School’s Executive Education Program. He is a CFA® charterholder.

Payments to Broker-Dealers and Other Financial Intermediaries

Like the Acquired Funds, you purchase an Acquiring Fund through a broker-dealer or other financial intermediary (such as an insurance company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

In addition, shares of the Acquiring Funds are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The Funds and their related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the Fund over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Net Asset Value

Each Acquiring Fund’s net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The Acquiring Funds calculates\ a net asset value for each class of shares every day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the NYSE is closed for trading, including certain holidays listed in the SAI, a net asset value is not calculated. The Acquiring Funds’ most recent net asset value is available on the Acquiring Funds’ website, vcm.com.

Debt securities and certain derivative instruments are generally valued by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, a pricing matrix, or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. If no reliable prices are available from either the primary or an alternative pricing service, broker quotes will be solicited. Event- linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities and certain derivative instruments that are traded on an exchange are generally valued using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The Adviser, the Acquiring Funds’ valuation designee, may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that an Acquiring Fund invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When an Acquiring Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of an Acquiring Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

The Adviser has been designated as the Acquiring Funds’ valuation designee, with responsibility for fair valuation subject to oversight by the Acquiring Funds’ Board of Trustees. When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by the Adviser to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by the Adviser to be unreliable, the Adviser uses other fair value methods to value the Acquiring Funds’ securities. The Adviser also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which each Acquiring Fund’s net asset value is calculated. Because the Acquiring Funds may invest in securities rated below investment grade – some of which may be thinly traded and for which prices may not be readily available or may be unreliable – the Adviser may use fair value methods more frequently with respect to the Acquiring Funds’ investments than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the Acquiring Funds’ shares to differ from the net asset value that would be calculated only using market prices.

The prices used by the Adviser to value the Acquiring Funds’ securities may differ from the amounts that would be realized if these securities were sold, and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Investment in Shares of the Funds

Purchasing Shares

Each Acquiring Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the Acquiring Funds’ are sold at net asset value. Investments in the Acquiring Funds are expressed in terms of the full and fractional shares of the Fund purchased. Investments in the Acquiring Funds are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the Acquiring Fund. Investments will be processed at the net asset value next determined after an order is received and accepted by the Fund. The offering of shares of the Acquiring Funds may be suspended for a period of time and the Acquiring Funds reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser’s opinion, they are of a size or frequency that would disrupt the management of an Acquiring Fund.

Since you may not directly purchase shares of the Acquiring Funds, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the Acquiring Funds.

The interests of Variable Contracts and Qualified Plans investing in the Fund could conflict due to differences of tax treatment and other considerations. The Acquiring Funds currently do not foresee any disadvantages to investors arising out of the fact that the Acquiring Funds may offer their shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the Acquiring Funds may offer its shares to Qualified Plans. Nevertheless, the Acquiring Funds’ Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in an Acquiring Fund and shares of another Fund may be substituted. This might force the Acquiring Funds to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of an Acquiring Fund to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Insurance companies and plan fiduciaries are required to notify the Acquiring Funds if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The Acquiring Funds may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The Acquiring Funds will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the Acquiring Funds or the Adviser for losses incurred by an Acquiring Fund or the Adviser as a result of such action.

Selling Shares

Shares of the Acquiring Funds may be sold on any business day. Fund shares are sold at net asset value next determined after receipt by the Acquiring Funds of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the Fund but in no event later than seven days following receipt of instructions.

Under normal circumstances, the Acquiring Funds expect to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling Fund assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of an Acquiring Fund’s investments, the Fund may be more likely to be forced to sell Fund assets to meet redemptions than under normal market circumstances. Under such circumstances, an Acquiring Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The Acquiring Funds also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

The Acquiring Funds may pay all or a portion of redemption proceeds by delivering securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). In that event, the Acquiring Funds generally may deliver a proportionate share of the securities owned by the Fun Acquiring Funds, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the Acquiring Funds may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.

During periods of deteriorating or stressed market conditions, when an increased portion of the an Acquiring Fund may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.

Distributions and Taxes

The Funds expect to distribute substantially all of its ordinary income and capital gains each year. Ordinarily, the Funds declare and pays dividends from its net investment income annually. However, the Funds may not always pay a dividend or distribution for a given period. Capital gains distributions, if any, from the Funds will be made annually. In addition, the Funds may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions made by the Funds will be reinvested automatically in additional shares of the Fund.

Taxes

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to U.S. federal income tax on its net earnings and net capital gains that are distributed to its shareholders. In addition, each Fund intends to comply with the diversification requirements of the Code and Treasury Regulations applicable to segregated asset accounts underlying variable annuity contracts or variable life insurance policies (referred to as “variable contracts”) so that the holders of the contracts receive tax- deferred treatment generally afforded holders of annuities or life insurance policies under the Code.

If a regulated investment company satisfies certain conditions, the regulated investment company will not be treated as a single investment of a segregated asset account for purposes of determining whether the account is adequately diversified, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Fund intends to satisfy these conditions so that the segregated asset account will be treated as owning its proportionate share of the Fund’s assets for such purposes.

The Code requires that a segregated asset account underlying a variable contract must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A segregated asset account invested in the Fund is intended to be treated as owning its proportionate share of the Fund’s assets for purposes of determining whether the account is adequately diversified. If a segregated asset account underlying a contract were not in compliance with these diversification requirements at the end of any calendar quarter, the contract would not be eligible to be treated as an annuity or life insurance contract under the Code for such period and any subsequent period and the contract holder would not be eligible for tax-deferred treatment.

This discussion of U.S. federal income tax consequences is based on tax laws and regulations in effect as of the date of this Proxy Statement/Prospectus, and may change as a result of legislative, administrative, or judicial action. As this discussion is for general information only, you also should review the more detailed discussion of U.S. federal income tax considerations that is contained in the separate account prospectus and the SAI.

You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes, which may differ from the federal income tax consequences described.

Comparison of Acquired Funds’ Shares Classes and Acquiring Funds’ Share Classes

The Funds offer two classes of shares through a prospectus: Class I and Class II.

Class I and Class II shares are substantially similar, except that Class II shares of the Funds pay a distribution fee at the annual rate of up to 0.25% of the Funds’ average daily net assets. The distribution fee is intended to compensate Amundi Distributor US, Inc., in the case of the Acquired Funds, and Victory Capital Services, Inc., in the case of the Acquiring Funds, for its Class II distribution services to the Funds. There is no distribution plan with respect to its Funds’ Class I shares.

EXHIBIT E

COMPARISON OF ORGANIZATIONAL DOCUMENTS

This chart shows the material terms of the Agreement and Declaration of Trust and By-Laws of the Acquired Funds and the Trust Instrument and By-Laws of the Acquiring Funds.

Policy	Acquired Funds
Governing	The Acquired Trust is a Delaware statutory
law/organizational	trust governed by the Delaware Statutory
documents	Trust Act. The Acquired Trust is governed
by the Trust’s Certificate of Trust, the
Agreement and Declaration of Trust, and
the By-Laws.
Capital structure	The Agreement and Declaration of Trust
provides that the beneficial interest in the
trust is divided into such separate series and
classes as the trustees shall establish and
create from time to time; the number of
shares of any series and class is unlimited;
and the trustees have full power and
authority to determine the rights and
preferences of the shares.
Shareholder	Shareholders of the trust are protected from
Liability	liability under Delaware statutory law,
which provides that shareholders of a
Delaware statutory trust have the same
limitation of personal liability as is
extended to shareholders of a private
corporation for profit incorporated in the
state of Delaware.
In addition, any shareholder or former
shareholder exposed to liability by reason of
his or her being or having been a
shareholder and not because of his acts or
omissions or for some other reason, the
shareholder or former shareholder (or his or
her heirs, executors, administrators or other
legal representatives or in the case of a
corporation or other entity, its corporate or
other general successor) shall be entitled out
of the assets of the trust or, if the trust has
more than one series, the applicable series,
to be held harmless from and indemnified
against all loss and expense arising from
such liability; provided, however, there
shall be no liability or obligation of the trust
or any series arising hereunder to reimburse
any shareholder for taxes paid by reason of
such shareholder’s ownership of any shares
or for losses suffered by reason of any
changes in value of any trust assets.
E-1

Acquiring Funds

The Acquiring Trust is a Delaware statutory trust governed by the Delaware Statutory Trust Act. The Acquiring Trust is governed by the Trust’s Certificate of Trust, the Trust Instrument, and the By-Laws.

The Trust Instrument provides that the beneficial interest in the trust is divided into such separate series and classes as the trustees shall establish and create from time to time; the number of shares of any series and class is unlimited; and the trustees have full power and authority to determine the rights and preferences of the shares.

Shareholders of the trust are protected from liability under Delaware statutory law, which provides that shareholders of a Delaware statutory trust have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the state of Delaware.

In addition, any shareholder or former shareholder exposed to liability by reason of a claim or demand relating solely to his or her being or having been a shareholder of the trust, and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such claim or demand.

Policy	Acquired Funds	Acquiring Funds
Shareholder	As determined by the trustees without the
Voting Rights	vote or consent of shareholders, on any
matter submitted to a vote of shareholders
either (i) each whole share shall be entitled
to one vote as to any matter on which it is
entitled to vote and each fractional share
shall be entitled to a proportionate fractional
vote, or (ii) each whole share or fractional
share outstanding on the record date shall
entitle the holder thereof to a number of
votes as to any matter on which the
shareholder is entitled to vote equal to the
net asset value of the share or fractional
share in United States dollars determined at
the close of business on the record date.

As determined by the trustees without the vote or consent of shareholders (except as required by the 1940 Act), either (i) each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote or (ii) each dollar of net asset value shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

The shareholders shall not have the power to vote on any matter except: (i) for the election or removal of trustees to the extent and as provided in the Declaration of Trust; and (ii) with respect to such additional matters relating to the trust as may be required by law or as the trustees may consider and determine necessary or desirable.

The shareholders have the power to vote (i) for the election or removal of trustees, (ii) with respect to any investment advisory contract as required under the 1940 Act, or other law, contract or order applicable to the trust, (iii) with respect to an amendment of the Trust Instrument as may be required by law or by the trust’s registration statement filed with the SEC and on any amendment submitted to them, and (iv) with respect to such additional matters relating to the trust as may be required by federal law, including the 1940 Act, by the Trust Instrument, or by any registration of the trust with the SEC or any state, or as the trustees may consider desirable. Notwithstanding the foregoing, the trustees may take action without a shareholder vote if (i) the trustees have obtained an opinion of counsel that a vote or approval of such action by shareholders is not required under the 1940 Act or any other applicable federal laws, or any registrations, undertakings, or agreements of the trust known to such counsel, and if the trustees determine that the taking of such action without a shareholder vote would be consistent with the best interests of the shareholders (considered as a group).

There shall be no cumulative voting in the election of trustees or on any other matter submitted to a vote of the shareholders.

On any matter submitted to a vote of the shareholders of the trust, all shares of all series and classes then entitled to vote shall be voted together, except that (i) when

There is no cumulative voting in the election of trustees.

On any matter submitted to a vote of shareholders, all shares will be voted separately by individual series, and whenever the trustees determine that the

Policy	Acquired Funds
required by the 1940 Act to be voted by
individual series or class, shares shall be
voted by individual series or class, and (ii)
when the trustees have determined that the
matter affects only the interests of
shareholders of one or more series or
classes, only shareholders of such one or
more series or classes shall be entitled to
vote thereon.
Shareholder	The Bylaws indicate that there shall be no
Meetings	annual shareholder meetings except as
required by law.
Shareholder meetings may be called by the
trustees, the chair, or the president and shall
be called by the secretary upon the order of
the trustees upon the written request of
shareholders owning at least one third of the
shares of the trust entitled to vote.
Shareholder	The holders of outstanding shares entitled to
Quorum	vote and present in person or by proxy
representing thirty percent (30%) of the
voting power of the trust shall constitute a
quorum at any meeting of the shareholders,
except that where pursuant to any provision
of law, the Declaration of Trust or the By-
Laws a vote shall be taken by individual
series or class then outstanding shares
entitled to vote and present in person or by
proxy representing thirty percent (30%) of
the voting power of that series or class shall
be necessary to constitute a quorum for the
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Acquiring Funds

matter affects only certain series, may be submitted for a vote by only such series, except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the trustees in their discretion may determine). The trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes.

The Trust Instrument and By-Laws do not address annual shareholder meetings.

Except as required by federal law including the 1940 Act, shareholders shall not be entitled to call, or to have the secretary call, special meetings of the shareholders or to provide shareholders seeking the opportunity of furnishing the materials to other shareholders with a view to obtaining signatures on a request for a meeting. To the extent required by federal law including the 1940 Act, special meetings of the shareholders shall be called by the secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act.

Except when a larger quorum is required by federal law, including the 1940 Act, the presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined votes of all shares of each series or class, or of the Trust, as applicable, entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting with respect to such series or class or with respect to the entire Trust, respectively.

Policy	Acquired Funds
transaction of business by that series or
class.
Any meeting of shareholders may, by action
of the person presiding thereat, be adjourned
with respect to one or more matters to be
considered at such meeting, if a quorum is
not present with respect to such matter; any
meeting of shareholders may, by motion of
the person presiding thereat, be adjourned
with respect to one or more matters to be
considered at such meeting, even if a
quorum is present with respect to such
matters, when such adjournment is approved
by the vote of holders of shares representing
a majority of the voting power of the shares
present and entitled to vote with respect to
the matter or matters adjourned.
The shareholders shall take action by the
affirmative vote of the holders of shares
entitled to vote and representing a majority
of votes cast at a meeting of shareholders at
which a quorum is present, except in the
case of the election of trustees which shall
only require a plurality and except as may
be otherwise required by applicable law or
any provision of the Declaration of Trust or
the Bylaws.
Shareholder	Any action required or permitted to be taken
Consent	at a meeting of the shareholders may be
taken, if so directed by the trustees, without
a meeting by written action executed by
shareholders, as of a record date specified in
accordance with the Bylaws, holding not
less than the minimum voting power that
would have been necessary to take the
action at a meeting, assuming that the
shareholders holding all of the outstanding
shares entitled to vote on that action were
present and voting at that meeting.
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Acquiring Funds

Any Shareholders’ meeting may be adjourned by the chairman of the meeting one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. A shareholders’ meeting may be adjourned by the chairman of the meeting as to one or more proposals regardless of whether action has been taken on other matters.

At all meetings of the shareholders, a quorum being present, the trustees shall be elected by a vote of a plurality of the votes cast by shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by shareholders present in person or by proxy; provided, that if the Trust Instrument, the Bylaws or applicable federal law permits or requires that Shares be voted on any matter by individual series or class, then a majority of the votes cast by the shareholders of that series or class present in person or by proxy shall decide that matter insofar as that series or class is concerned; provided, further, that if the matter to be voted on is one for which by express provision of the 1940 Act, a different vote is required, then in such case such express provision shall control the decision of such matter.

Any action taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of meetings of shareholders of the trust. The consent will be treated for all purposes as a vote taken at a meeting of shareholders.

Policy	Acquired Funds
Notice to	Notice of all meetings of shareholders,
Shareholders of	stating the purposes of the meeting and the
Record Date	time and place thereof, shall be given by the
secretary or the trustees in accordance with
the Bylaws at least seven days and not more
than 120 days before the date for the
meeting set forth in such notice, to each
shareholder of record of the applicable
series or class on the record date.

The trustees may from time to time fix a time, or may authorize the officers to fix a time, which shall be not more than 120 days before the date set for any meeting of shareholders (without regard to any adjournments or postponements thereof) as the record date for determining the shareholders of the trust or such series or class having the right to notice of and to vote at such meeting and any adjournment or postponements thereof notwithstanding any transfer of shares on the books of the Trust after the record date.

Acquiring Funds

Written notice of any meeting of shareholders shall be (i) given either by hand delivery, telephone, overnight courier, facsimile, electronic mail or any other electronic means or by mail, postage prepaid, (ii) given or addressed to the shareholder at the phone number, address, facsimile number, e-mail address or other contact information of that Shareholder appearing on the books of the Trust or its transfer agent or (iii) given through a press release or other broadly disseminated means of communication, subject to any applicable requirements of federal law and the laws of the State of Delaware not less than ten (10) days (or such other number of days as the Board of Trustees shall determine in its sole discretion) before the date of the meeting, to each Shareholder entitled to vote at such meeting.

The trustees may fix in advance a date, not exceeding 90 days preceding the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting.

Shareholder	Shares may be voted in person or by proxy.
Proxies	When any share is held jointly by several

persons, any one of them may vote at any
meeting in person or by proxy in respect of
such share, but if more than one of them
shall be present at such meeting in person or
by proxy and such joint owners or their
proxies so present disagree as to any vote to
be cast, such vote shall not be received in
respect of such share, but shall be counted as
present at the meeting for all other purposes.
A proxy purporting to be executed by or on
behalf of a shareholder shall be deemed
valid unless challenged at or prior to its
exercise, and the burden of proving
invalidity shall rest on the challenger.
Trustee Power to	The trustees may by vote of a majority of
Amend	the trustees then in office amend or
E-5

Shares may be voted in person or by proxy.

A proxy with respect to shares held in the name of two or more persons will be valid if executed by any one of them unless at or prior to exercise of the proxy the trust receives a specific written notice to the contrary from any one of them in which case such proxy shall not be valid and no vote shall be received in respect of such Shares unless all persons holding such Shares shall agree on their manner of voting. A proxy purporting to be exercised or executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity rests on the challenger.

The trustees may, without shareholder vote, amend or otherwise supplement the Trust

Policy	Acquired Funds
Organizational	otherwise supplement the Declaration of
Document	Trust by making an amendment, a
Declaration of Trust supplement or an
amended and restated Declaration of Trust,
provided, however, that an amendment to
any provision of the Trustees Article in the
Declaration of Trust shall require the vote of
two-thirds (2/3) of the trustees then in
office.

Acquiring Funds

Instrument by making an amendment, a Trust Instrument supplement, or an amended and restated trust instrument; provided that shareholders shall have the right to vote (a) on any amendment as may be required by federal law including the 1940 Act, but only to the extent so required, or by the trust’s registration statement filed with the SEC and (b) on any amendment submitted to them by the trustees.

Termination of The trust or any series of the trust may be

Trustterminated at any time by the trustees for any reason they deem appropriate, with notice to the shareholders of the trust or such series as the case may be.

The trustees may dissolve, liquidate and terminate the trust, any series or class at any time without shareholder approval.

Merger or	Subject to applicable law, the trust may
Consolidation	merge or consolidate with or into one or
more statutory trusts or other business
entities or series or classes thereof formed or
organized or existing under the laws of
Delaware or any other state or the United
States or any foreign country or other
foreign jurisdiction by the affirmative vote
of two-thirds (2/3) of the trustees. Pursuant
to and in accordance with section 3815(f) of
the Delaware Act, and notwithstanding
anything to the contrary contained in the
Declaration of Trust, an agreement of
merger or consolidation so approved by the
Trustees in accordance with the Declaration
of Trust may (a) effect any amendment to
the governing instrument of the trust; or (b)
effect the adoption of a new governing
instrument of the trust if it is the surviving
or resulting trust in the merger or
consolidation.
The Agreement and Declaration of Trust
provides that the trustees may authorize the
trust or any series or class to sell or
otherwise dispose of all or substantially all
of its assets to any one or more trusts or
other entities upon such terms and
conditions as may be authorized by a
majority of the trustees.

The trustees may, subject to a vote of a majority of the trustees and any shareholder vote required under the 1940 Act, if any, cause the trust to merge or consolidate with or into one or more trusts, partnerships, associations, limited liability companies, or corporations formed, organized or existing under the laws of a state, commonwealth, possession, or colony of the United States.

The Trust Instrument provides that a majority of the trustees, subject to any shareholder, trustee and regulatory approvals required under applicable law, including the 1940 Act, may sell or convey all or substantially all of the assets of the trust or any series or class to another trust or entity that is an open-end management investment company for adequate consideration, or may sell or convert into money all of the assets of the trust or any series.

Vote Required for Except as may be otherwise required by

Election of	applicable law or any provision of the
Trustees	Declaration of Trust or the Bylaws, the
election of trustees which shall require a
plurality.
E-6

Except as may be otherwise required by the Trust Instrument, the Bylaws or applicable federal law, the trustees shall be elected by a vote of a plurality.

Policy	Acquired Funds	Acquiring Funds
Removal of	Trustees may be removed from office only	Trustees may be removed at any meeting of
Trustees	(i) by action of at least two-thirds (2/3) of	shareholders by a vote of shareholders
	the voting power of the outstanding shares,	owning at least two-thirds of the
	or (ii) by the action of a majority of the	outstanding shares of the trust. Any trustee
	remaining trustees.	may be removed at any time by written
instrument, signed by at least two-thirds of
the number of trustees prior to such
removal.
Trustee	The trustees may by resolution appoint
Committees	committees consisting of one or more, but
less than the whole number of, trustees then
in office and such other members as the
trustees shall approve, which committees
may be empowered to act for and bind the
trustees and the trust, as if the acts of such
committees were the acts of all the trustees
then in office.

The trustees may establish one or more committees to delegate any of the powers of the trustees to said committees and to adopt a committee charter providing for such responsibilities, membership, and any other characteristics of said committees as the trustees may deem proper.

Extent of trustee The Agreement and Declaration of Trust

dutiesprovides that no trustee shall owe any duty to any person other than to the trust, and that the Agreement and Declaration of Trust eliminates any such duty to the extent such duty may be eliminated. The Agreement and Declaration of Trust is silent as to the fiduciary duties of the trustees, Per Section 3806(l) of the Delaware Statutory Trust Act, except to the extent otherwise provided in the governing instrument, trustees of a statutory trust that is registered as an investment company shall have the same fiduciary duties as directors of private Corporations under Delaware General Corporation Law.

The Trust Instrument provides that except as required by applicable federal law, including the 1940 Act, no trustee shall owe any fiduciary duty to the trust or any shareholder. The Trust Instrument provides that the trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interest of the trust. The Trust Instrument provides that these provisions restrict or eliminate other duties and liabilities of the trustees and replace them with the duties and liabilities specifically set forth in the Trust Instrument.

Trustee Liability No person who is or has been a trustee shall be subject to any personal liability whatsoever to any person, other than the trust or any series, in connection with the affairs of the trust; and all persons shall look solely to the trust property or property of a series for satisfaction of claims of any nature arising in connection with the affairs of the trust or such series. No person who is or has been a trustee shall be liable to the trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

The trustees shall not, when acting in such capacity, be personally liable to any person other than the trust or the shareholders for any act, omission, or obligation of the trust, any trustee or any officer of the trust. The trustees shall not be liable for any act or omission or any conduct whatsoever in his capacity as trustee of the trust, provided that nothing contained herein or in the Delaware Statutory Trust Act (“Delaware Act”) shall protect any trustee of the trust against any liability to the trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of trustee of the trust.

Policy	Acquired Funds	Acquiring Funds

Without limiting the foregoing limitations of liability contained immediately above, a trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the trust, nor shall any trustee be responsible or liable for the act or omission of any other trustee (or for the failure to compel in any way any former or acting trustee to redress any breach of trust), except in the case of such trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the trust or the trustees or any of them in connection with the trust shall be conclusively deemed to have been executed or done only in or with respect to their or his capacity as trustees or trustee and neither such trustees or trustee nor the shareholders shall be personally liable thereon. All persons extending credit to, contracting with or having any claim against the trust or a series shall look only to the assets of the trust property or the trust property of such series for payment under such credit, contract or claim; and neither the trustees, nor any of the trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Except as required by applicable federal law, including the 1940 Act, no trustee shall owe any fiduciary duty (whether arising at law or in equity) to the trust or any series or class or any shareholder. Unless another standard is specified in the Trust Instrument, in conducting the business of the trust, each series and each class, and in exercising their rights and powers hereunder, the trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the trust (or such series or class, as applicable). Unless otherwise expressly provided herein or required by applicable federal law, including the 1940 Act, the trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the trustees otherwise existing at law or in equity, are agreed by the trust, each series, each class, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no

Policy	Acquired Funds

The Agreement and Declaration of Trust provides that the appointment, designation or identification of a trustee as the chair of the board, a member or chair of any board committee, an expert on any topic or in any area (including an audit committee financial expert), or as having experience, attributes or skills in any area, shall not impose on that person any standard of care or liability that is greater than that imposed on the trustee in the absence of the appointment, designation or identification, and no trustee who has special attributes, skills or experience, or is appointed, identified or designated as aforesaid, shall be held to a higher standard of care by virtue thereof.

Trustee	Every person who is, or has been, a trustee
Indemnification	of the trust shall be indemnified by the trust
or the applicable series to the fullest extent
permitted by law against liability and
against all expenses reasonably incurred or
paid by him in connection with any claim,
action, suit or proceeding in which he
becomes involved as a party or otherwise by
virtue of his being or having been a trustee
and against amounts paid or incurred by him
in settlement thereof. However, no
indemnification shall be provided to a
trustee to the extent such indemnification is
prohibited by applicable federal law.
Dividends	The trustees may from time to time declare
and authorize the payment of, or may
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Acquiring Funds

implied duties, covenants or obligations shall be read into this Trust Instrument against the trustees.

The appointment, designation or identification (including in any proxy or registration statement or other document) of a trustee as chair of the trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent trustee, or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a trustee in the absence of the appointment, designation or identification, and no trustee who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses.

Every person who is, or has been, a trustee of the trust or is or was serving at the request of the Trust as a trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise shall be indemnified by the trust and each series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a trustee and against amounts paid or incurred by him or her in the settlement thereof.

No indemnification shall be provided hereunder to a trustee to the extent that such indemnification is prohibited by applicable federal law.

The trustees may from time to time declare and pay dividends or other distributions

Policy	Acquired Funds
prescribe and set forth in a duly adopted
vote or votes of the trustees, the bases and
time or frequency, which may be monthly or
otherwise, for the declaration and payment
of, such dividends and distributions on
shares of a particular series or class thereof
as they may deem necessary or desirable,
after providing for actual and accrued
expenses and liabilities (including such
reserves as the Trustees may establish)
determined in accordance with good
accounting practices.. Such distributions
may be paid in cash and/or in securities or
other property, and the composition of any
such distribution shall be determined by the
trustees and may be different among
shareholders (including differences among
shareholders in the same series or class).
Capitalization	The beneficial interest in the trust shall be
divided into an unlimited number of shares.
The Declaration of Trust and Bylaws do not
address the par value of shares.
Number of	The Declaration of Trust and Bylaws do not
Trustees and	address the minimum number of trustees
Vacancies	required or a maximum allowed. However,
the trustees may from time to time establish
the number of trustees by a majority vote or
consent of the trustees as may then be in
office.
The death, resignation, retirement, removal,
or incapacity of one or more of the trustees,
or all of them, shall not operate to annul the
trust or to revoke any existing agency
created pursuant to the terms of the
Declaration of Trust. Whenever a vacancy in
the number of trustees shall occur, until such
vacancy is filled as provided in the
Declaration of Trust, or the number of
trustees as fixed is reduced, the trustees in
office, regardless of their number, shall have
all the powers granted to the trustees, and
during the period during which any such
vacancy shall occur, only the trustees then in
office shall be counted for the purposes of
the existence of a quorum or any action to
be taken by such trustees. Any trustee
vacancy may be filled by the affirmative
vote or consent of a majority of the trustees
then in office, except as prohibited by the
1940 Act, or, if for any reason there are no
trustees then in office, vacancies may be
filled by the officers of the Trust, or may be
E-10

Acquiring Funds

with respect to any series and/or class of a series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other trust property shall be wholly in the discretion of the trustees. Without limiting the generality of the foregoing, but subject to applicable federal law, including the 1940 Act, any dividend or distribution may be paid in cash and/or securities or other property, and the composition of any such distribution shall be determined by the trustees (or by any officer of the Trust or any other person or persons to whom such authority has been delegated by the trustees) and may be different among shareholders including differences among shareholders of the same series or class.

The beneficial interest in the trust shall be divided into an unlimited number of shares. Each share shall have a par value of $0.001.

The number of trustees shall be at least two (2), and thereafter shall be fixed from time to time by a majority of the trustees.

In case of the declination to serve, death, resignation, retirement, removal, physical or mental incapacity, or inability to serve, or if there is an increase in the number of trustees, a vacancy shall occur. Whenever a vacancy in the board of trustees shall occur, until such vacancy is filled, the other trustees shall have all the powers granted by the Trust Instrument and the certificate of the other Trustees of such vacancy shall be conclusive. In case of a vacancy, the remaining trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit, to the extent consistent with the limitations provided under the 1940 Act. An appointment of a trustee may be made by the trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, or increase in number of trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement,
Policy	Acquired Funds
filled in any other manner permitted by the
1940 Act.
Inspection of	The original or a copy of the Declaration of
Books and	Trust and of each amendment and/or
Records	restatement hereto shall be kept in the office
of the trust where it may be inspected by any
shareholder.
The Agreement and Declaration of Trust
provides that as provided in Section 3819 of
the Delaware Statutory Trust Act,
shareholders shall only have such rights to
inspect trust records as may be granted from
time to time by the trustees, and subject to
such reasonable standards (including
standards governing what documents and
information are to be furnished and at what
time and at whose expense) as the trustees
may establish from time to time.
Involuntary	Subject to the provisions of the 1940 Act,
Redemption of	the trust may redeem some or all of the
Accounts	shares of the trust or one or more series or
classes held by any shareholder for any
reason and under terms set by the trustees,
including by way of illustration, for the
following reasons: (i) the value of such
shares held by such shareholder being less
than the minimum amount established from
time to time by the trustees; (ii) the
determination that direct or indirect
ownership of shares by any person has
become concentrated in such shareholder to
any extent that would disqualify that series
as a regulated investment company under
the Internal Revenue Code of 1986, as
amended; (iii) the failure of a shareholder to
supply a tax identification or other
identification or if the trust is unable to
verify a shareholder’s identity; (iv) the
failure of a shareholder to pay when due for
the purchase of shares issued to such
shareholder; (v) the failure of a shareholder
to meet or maintain the qualifications for
ownership of a particular class or series of
shares; (vi) the payment of account fees or
other charges, expenses and/or fees as set by
the trustees, including without limitation any
small account fees permitted by the
Declaration of Trust; (vii) the determination
that ownership of shares by a particular
shareholder is not in the best interests of the
remaining shareholders of the trust or
applicable series or class; (viii) the failure of
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Acquiring Funds

resignation, or increase in the number of trustees.

The original or a copy of the Trust Instrument and of each amendment thereto is kept at the office of the Trust where it may be inspected by any shareholder.

The trustees may require shareholders to redeem shares for any reason under terms set by the trustees, including, but not limited to, (i) the determination of the trustees that direct or indirect ownership of shares of any series has or may become concentrated in such shareholder to an extent that would disqualify any series as a regulated investment company under the Internal Revenue Code of 1986, as amended, (ii) the failure of a shareholder to supply a tax identification number if required to do so, or to have the minimum investment required, (iii) the failure of a shareholder to make payment when due for the purchase of shares issued to him, (iv) the shares owned by such shareholder being below the minimum investment set by the trustees, from time to time, for investments in the trust or in such series or classes thereof, as applicable, or (v) notwithstanding anything to the contrary contained in the Trust Instrument, the trustees may, without shareholder approval (unless required by the 1940 Act), engage in a dissolution or termination transaction that could be undertaken pursuant to the Trust Instrument but for the fact that one or more assets of the Trust or a series or class thereof is prohibited by applicable law, rule or regulation from being sold, conveyed or transferred and, in that situation, (i) the Trust or any series or class may sell and convey the other assets of the Trust or any

Policy	Acquired Funds
a holder of shares or other securities of the
trust to comply with a demand for the
disclosure of shareholder holdings pursuant
to the Declaration of Trust; (ix) in
connection with the termination of any
series or class of shares; or (x) when the
trust is requested or compelled to do so by
governmental authority or applicable law.

Derivative Actions Subject to the Delaware Act, no shareholder may bring a derivative or similar action or proceeding in the right of the trust or any series to recover a judgment in its favor (a “derivative action”) unless certain conditions provided in the Declaration of Trust are met, including that prior to the commencement of such derivative action, the complaining shareholders have made a written demand on the trustees requesting that the trustees cause the trust to file the action itself on behalf of the affected series or class (as provided in the Declaration of Trust) and shareholders owning shares representing at least ten percent (10%) of the voting power of the affected series or class must join in initiating the derivative action. Those trustees who are independent for purposes of considering the demand or a committee comprised of some or all of such trustees will consider, with the assistance of counsel who may be retained by such trustees on behalf and at the expense of the

Acquiring Funds

affected series or classes to another trust, partnership, association, corporation, limited liability company or other business entity, or to separate series or classes of shares thereof, organized under the laws of any state which trust, partnership, association, corporation, limited liability company or other business entity is an open-end management investment company as defined in the 1940 Act, or is a series or class thereof, for adequate consideration which may include the assumption of obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected series or classes, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association, corporation, limited liability company or other business entity or of series or classes thereof (“share consideration”), (ii) the Trust, series or classes may redeem the all of the shares of the shareholders of the Trust or such Series or Classes in accordance with the Trust Instrument, and the payment for such redemption may be in the form of share consideration, and (iii) the Trust Instrument may be amended and/or restated to permit and reflect such transaction, in each case all without shareholder approval (unless required by the 1940 Act).

Subject to applicable law, shareholders of the Trust or any series or class may not bring a derivative action to enforce the right of the Trust or an affected series or class, as applicable, unless certain conditions provided in the Trust Instrument are met, including that prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the board of trustees requesting that they cause the Trust or affected series or class, as applicable, to file the action itself and no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected series or class, as applicable, must join in bringing the derivative action (provided, that this 10% requirement shall not apply to derivative claims brought under federal securities law). Demands for

Policy	Acquired Funds
trust, the merits of the claim and determine
whether maintaining a suit would be in the
best interests of the trust or the affected
series, as applicable. The Agreement and
Declaration of Trust generally gives the
trustees 90 calendar days from receipt of the
demand to consider the merits of the claim
and determine what to do. The trust or the
affected series shall be responsible for
payment of attorneys’ fees and legal
expenses incurred by a shareholder bringing
a derivative or direct action in any
circumstances only if required by law.
Neither the trust nor the affected series shall
be obligated to pay any attorneys’ fees so
incurred by a shareholder other than fees
that are reasonable and that do not exceed an
amount calculated using reasonable hourly
rates. The Agreement and Declaration of
Trust provides that if the trustees reject a
shareholder demand, the shareholder will be
responsible for the trust’s costs incurred in
considering the demand if a court
determines that the demand was made
without reasonable cause or for an improper
purpose. The Agreement and Declaration of
Trust provides that any shareholder that
brings a direct or derivative claim in
contravention of the provisions of the
declaration shall reimburse the trust for its
costs and expenses incurred in connection
with the claim if the claim is dismissed for
failure to comply the declaration.

Acquiring Funds

derivative action submitted in accordance with the Trust Instrument will be considered by those trustees who are not deemed to be Interested Persons of the Trust. Within 90 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be Interested Persons of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected series or class, as applicable.

EXHIBIT F

PRINCIPAL HOLDERS

To the knowledge of the Acquired Funds, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of a class of each Acquired Fund, as of January 15, 2025:

Pioneer Bond VCT Portfolio

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave NE Ste 1200	I	535,101.320	21.616
Bellevue WA 98004-5135
American United Life
AUL American Individual Variable
Life Unit Trust Separate Account	I	198,532.152	8.0199
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
American United Life
AUL Individual Unit Trust
Separate Account B	I	134,363.203	5.4277
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
Great-West Life & Annuity
FBO Schwab Annuities Advisor Choice	I	408,943.033	16.5197
8515 E Orchard Rd 2t2

Greenwood VLG CO 80111-5002
Nationwide Life Insurance Company
NWPP
C/O IPO Portfolio Accounting	I	1,011,210.817	40.8489
PO Box 182029
Columbus OH 43218-2029
Guardian Insurance & Annuity
Co Inc (B)	II	857,904.020	7.6813
6255 Sterners Way

Bethlehem PA 18017-8993
Guardian Insurance & Annuity
Co Inc (Product B 2012. Fund# 4b4)	II	2,087,748.130	18.6928
6255 Sterners Way

Bethlehem PA 18017-8993
Midland National Life Insurance Co
8300 Mills Civic Parkway	II	4,774,773.076	42.7512
West Des Moines IA 50266
Jefferson National Life Ins Co
ATTN Separate Accounts	II	3,253,774.343	29.1329
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175

Pioneer Equity Income VCT Portfolio

F-1

		Number of	% of
Record Holder	Class	Shares	Class
American United Life
AUL American Individual Variable
Unit Trust	I	330,714.938	7.9644
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
American United Life
AUL American Individual Variable
Life Unit Trust Separate Account	I	546,619.678	13.1639
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
American United Life
AUL Individual Unit Trust
Separate Account B	I	323,468.772	7.7899
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
Voya Retirement Insurance And
Annuity Company
Ing Fund Operations	I	2,735,078.394	65.8669
Conveyor Tn41

One Orange Way B3n
Windsor CT 06095-4773
Symetra Life Insurance Company	II	456,807.947	25.8817
777 108th Ave NE Ste 1200
Bellevue WA 98004-5135
Midland National Life Insurance Co
8300 Mills Civic Parkway	II	785,248.250	44.4905
West Des Moines IA 50266
Jefferson National Life Ins Co
ATTN Separate Accounts	II	379,292.017	21.4899
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175
Pioneer Fund VCT Portfolio

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave NE Ste 1200	I	4,744,122.931	74.9059
Bellevue WA 98004-5135
Voya Retirement Insurance And
Annuity Company
Ing Fund Operations	I	470,043.181	7.4216
Conveyor Tn41

One Orange Way B3n
Windsor CT 06095-4773
Talcott Resolution Life Insurance
Company	II	511,892.330	28.1122
PO Box 5051

Hartford CT 06102-5051
Midland National Life Insurance Co	II	182,291.712	10.0111
	F-2
		Number of	% of
Record Holder	Class	Shares	Class
8300 Mills Civic Parkway
West Des Moines IA 50266
Nationwide Life Insurance Company
Nwvaii
C/O Ipo Portfolio Accounting	II	151,044.438	8.2951
P.O. Box 182029
Columbus, OHIO 43218-2029
Jefferson National Life Ins Co
ATTN Separate Accounts	II	784,402.296	43.0779
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175
Pioneer High Yield VCT Portfolio

		Number of	% of
Record Holder	Class	Shares	Class
Voya Retirement Insurance And
Annuity Company
Ing Fund Operations	I	2,020,098.418	73.2638
Conveyor Tn41

One Orange Way B3n
Windsor CT 06095-4773
Nationwide Life Insurance Company
NWVLI4
C/O IPO Portfolio Accounting	I	205,022.029	7.4356
PO Box 182029
Columbus OH 43218-2029
Nationwide Life Insurance Company
NWPP
C/O IPO Portfolio Accounting	I	226,378.298	8.2102
PO Box 182029
Columbus OH 43218-2029
Reliastar Life Insurance Co
VED/VAD/FD
Ing Fund Operations	I	285,079.111	10.3391
1 Orange Way
Windsor CT 06095-4773
Transamerica Life
Insurance Company
Merrill Lynch Life Variable Annuity	II	158,949.023	24.8082
Separate Account A
4333 Edgewood Rd NE MS 4410
Jefferson National Life Ins Co Of
New York
C/O IPO Portfolio Accounting	II	109,968.326	17.1634
P.O. Box 182029
Columbus OH 43218-2029
Symetra Financial
52 Old Glory Ln	II	125,195.652	19.5401
Ellensburg WA 98926-9046
Midland National Life Insurance Co
8300 Mills Civic Parkway	II	62,196.425	9.7074
West Des Moines IA 50266
	F-3
		Number of	% of
Record Holder	Class	Shares	Class
Jefferson National Life Ins Co
Attn Separate Accounts	II	155,964.800	24.3424
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175
Pioneer Mid Cap Value VCT Portfolio

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave Ne Ste 1200	I	847,421.928	29.6004
Bellevue WA 98004-5135
United Of Omaha Life Ins Co
Attn: Product Acct Ing & Reporting
11th Floor	I	849,409.615	29.6698
Mutual Of Omaha Plaza
Omaha NE 68175-0001
Voya Retirement Insurance And
Annuity Company
Ing Fund Operations	I	963,518.214	33.6556
Conveyor Tn41

One Orange Way B3n
Windsor CT 06095-4773
Brighthouse Life Insurance Company
(BLIC)	II	1,586,673.364	24.2138
11225 N Community House Rd

Charlotte NC 28277-4435
Brighthouse Life Insurance Company
(BLIC)	II	4,015,362.094	61.2773
11225 N Community House Rd

Charlotte NC 28277-4435
Jefferson National Life Ins Co
Attn Separate Accounts	II	535,730.522	8.1756
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175
Pioneer Select Mid Cap Growth VCT Portfolio

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave Ne Ste 1200	I	2,151,477.774	61.2334
Bellevue WA 98004-5135
American United Life
AUL American Unit Investment Trust
ATTN Separate Accounts	I	394,801.928	11.2365
PO Box 368
Indianapolis IN 46206-0368
American United Life
AUL Group Retirement Annuity
Separate Account II	I	210,265.765	5.9844
Attn Separate Accounts
PO Box 368
	F-4
		Number of	% of
Record Holder	Class	Shares	Class
Indianapolis IN 46206-0368
Pioneer Strategic Income VCT Portfolio

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave NE Ste 1200	I	38,911.952	8.6512
Bellevue WA 98004-5135
Allmerica Financial Life Insurance
& Annuity Co	I	403,374.744	89.681
1 SW Security Benefit Pl

Topeka KS 66636-1000
Symetra Financial
52 Old Glory Ln	II	365,538.917	12.8085
Ellensburg WA 98926-9046
Midland National Life Insurance Co
8300 Mills Civic Parkway	II	1,067,595.874	37.4086
West Des Moines IA 50266
Jefferson National Life Ins Co
Attn Separate Accounts	II	1,263,095.329	44.2589
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175

F-5

EXHIBIT G

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUNDS

The “Financial Highlights” tables incorporated by reference as described below are intended to help you understand each Acquired Fund’s financial performance for the past five fiscal years and the six month period ended June 30, 2024. Certain information reflects financial results for a single Acquired Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The financial highlights for each Acquired Fund for the fiscal year ended December 31, 2024 will be audited by the Acquired Funds’ appointed independent registered public accounting firm, Deloitte & Touche LLP. The information for the prior fiscal years was audited by the Acquired Funds’ former independent registered public accounting firm, Ernst & Young LLP. The independent registered public accounting firms’ reports, along with such Funds’ financial statements, are included in the Acquired Funds’ Annual Reports to shareholders for the most recently completed fiscal year ends, which are available on request, or online at https://www.amundi.com/usinvestors/Products/Variable-Contract-Trusts .

The below documents have been filed with the SEC and contain additional information about the Acquired Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

(i)the audited financial statements and related independent registered public accounting firm’s report for the Acquired Funds and the financial highlights for the Acquired Funds contained in the Acquired Funds’ Form N-CSR filing for the fiscal year ended December 31, 2023 (SEC File No. 811-08786); and

(ii)the unaudited financial statements for the Acquired Funds and the financial highlights for the Acquired Funds contained in the Acquired Funds’ Form N-CSRS filing for the six months ended June 30, 2024 (SEC File No. 811-08786).

No other parts of the Acquired Funds’ Form N-CSR and Form N-CSRS filing are incorporated by reference herein.

G-1

EXHIBIT H

WHERE TO GET MORE INFORMATION

The below documents have been filed with the SEC and contain additional information about the Acquired Funds and are incorporated by reference into (and legally considered to be a part of) this Proxy Statement/Prospectus:

Pioneer Variable Contracts Trust

•Prospectus dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-08786);

•Statement of Additional Information (“SAI”) dated May 1, 2024, as supplemented through the date of this Proxy Statement/Prospectus (SEC File No. 811-08786); and

•Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Acquired Funds’ Form N-CSR filing for the fiscal year ended December 31, 2023 (SEC File No. 811- 08786).

H-1

STATEMENT OF ADDITIONAL INFORMATION

February 6, 2025

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the joint proxy statement/prospectus dated February 6, 2025 (the “Proxy Statement/Prospectus”) relating to the proposed reorganization (the “Reorganization”) of each fund identified in the chart below (each, an “Acquired Fund” and collectively, the “Acquired Funds”) into a corresponding, newly formed series identified below under the heading “Acquiring Funds” (each, an “Acquiring Fund,” and collectively, the “Acquiring Funds”).

This SAI relates specifically to the Joint Special Meeting of Shareholders to be held on March 27, 2025 for each Acquired Fund listed below:

Acquired Fund, each a series of Pioneer	Acquiring Fund, each a series of Victory
Variable Contracts Trust	Variable Insurance Funds II
Pioneer Bond VCT Portfolio	Victory Pioneer Bond VCT Portfolio

Pioneer Fund VCT Portfolio	Victory Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio	Victory Pioneer High Yield VCT Portfolio

Pioneer Mid Cap Value VCT Portfolio	Victory Pioneer Mid Cap Value VCT Portfolio

Pioneer Select Mid Cap Value VCT Portfolio	Victory Pioneer Select Mid Cap Value VCT
Portfolio
Pioneer Strategic Income VCT Portfolio	Victory Pioneer Strategic Income VCT Portfolio

Pioneer Equity Income VCT Portfolio	Victory Pioneer Equity Income VCT Portfolio

Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to Amundi Asset Management US, Inc., 60 State Street, Boston, Massachusetts 02109 or by calling 1-800-225-6292. You can also access this information at www.amundi.com/us.

SAI-1

CONTENTS OF THE SAI

This SAI consists of the cover page, the general information set forth below, and the documents described below, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein.

GENERAL INFORMATION

This SAI relates to the acquisition of the assets and liabilities of each Acquired Fund listed earlier by a corresponding Acquiring Fund. Each Acquiring Fund is a series of Victory Variable Insurance Funds II. Further information is included in the Joint Proxy Statement/Prospectus and in the documents, listed below, that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL

INFORMATION

Because each Acquiring Fund was newly created for purposes of this transaction, no Acquiring Fund has published an annual or semi-annual report to shareholders or financial statements. Pro forma financial statements are not presented for the reorganization of each Acquired Fund into the corresponding Acquiring Fund because each Acquiring Fund is a newly created shell series of Victory Variable Insurance Funds II with no assets or liabilities that will commence operations upon consummation of the respective reorganization and, immediately following the Reorganization, continue the operations of the corresponding Acquired Fund. Each Acquired Fund shall be the accounting and performance survivor in the Reorganization and each corresponding Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the Acquired Fund. This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

The Statement of Additional Information of the Acquired Funds, dated May 1, 2024, (File No. 033-84546), filed with the SEC on April 25, 2024, as supplemented through the date of the Proxy Statement/Prospectus.

The N-CSR Filing of the Acquired Funds, (File No. 033-84546), which includes the Acquired Funds’ audited financial statements and related report of the independent registered public accounting firm for the fiscal year ended December 31, 2023 and the Acquired Fund’s Annual Report to Shareholders, filed with the SEC on March 5, 2024.

The Certified Shareholder Report of the Acquired Funds on Form N-CSRS (File No. 033-84546), which includes the Acquired Funds’ unaudited financial statements for the fiscal period ended June 30, 2024, and the Acquired Fund’s Semi-Annual Reports to Shareholders, filed with the SEC on September 5, 2024.

The Statement of Additional Information of the Acquiring Funds is included as Exhibit A.

SAI-2

EXHIBIT A

STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUNDS

The Acquiring Funds are newly created shell series of Victory Variable Insurance Funds II. The attached Statement of Additional Information (“SAI”) for the Acquiring Funds generally provides additional information about the Acquiring Funds that is not required to be in the Acquiring Funds’ prospectuses.

SAI-3

VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares Held: 1,234,567	Household ID: 000000

VOTE REGISTERED TO:

REG LINE1

REG LINE2

REG LINE3

REG LINE4

REG LINE5

SHAREHOLDER’S REGISTRATION PRINTED HERE *BOXES FOR TYPSETTING PURPOSES ONLY*

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES

YOU OWN. PLEASE CAST YOUR VOTE TODAY!

Voting Instruction Form

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Call (888) 227-9349 to reach an automated touch- tone voting line or call the number below to speak with a live representative Monday through Friday 9 a.m. to 10 p.m. EST.

(800) 628-8532

VOTE BY MAIL

Mail your signed and voting instruction form and mail back in the postage paid envelope provided.

“FUND NAME HERE”

VOTING INSTRUCTION FORM FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 2025

INSURANCE COMPANY NAME PRINTS HERE

The undersigned, revoking any previously executed voting instruction forms, hereby directs the above-mentioned insurance company/Qualified Plan to vote the shares of the Fund mentioned above that are attributable to the undersigned’s interest as a policy owner on February 7, 2025 at the Special Meeting of Shareholders of the Fund (the “Special Meeting”) scheduled to be held on March 27, 2025, at 11:00 a.m. Eastern Time at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, MA 02110 and at any adjournments, postponements, continuation or rescheduling thereof. Receipt of the related Joint Proxy Statement/Prospectus and accompanying Notice of the Special Meeting that describes the proposal to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Form, depending on your separate account, the Insurance Company/Qualified Plan will vote all shares attributable to your account value in proportion to the votes of policy owners for which voting instructions have been received.

Shares will be voted in the manner specified in this Voting Instruction Form when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Form is returned, the Insurance Company/Qualified Plan will vote in favor of the Proposal.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free (800) 628-8532. Representatives are available to assist you Monday through Friday 9:00 a.m. – 10:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on March 27, 2025. The Joint Proxy Statement/Prospectus for the Special Meeting is available at: https://vote.proxyonline.com/pioneer/docs

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

“FUND NAME HERE”

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Joint Proxy Statement/Prospectus of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Voting Instruction Form (reverse side). If the shares are held jointly, each holder should sign this Voting Instruction Form. Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

Voting Instruction Form

_____________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE)DATE

_____________________________________________________________

SIGNATURE (IF HELD JOINTLY)	DATE

By signing and dating above, you instruct the Separate Account/Qualified Plan to vote shares of the Fund attributable to your policy/account at the Special Meeting and all adjournments, postponements, continuation or rescheduling thereof. When properly executed, this Voting Instruction Form will be voted as indicated on the reverse side as “FOR” the Proposal if no choice is indicated. The Voting Instruction Form will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND THE PROPOSAL (SET FORTH BELOW) HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES. This Voting Instruction Form will be voted as instructed. If no specification is made, the Voting Instruction Form will be voted “FOR” the proposal. If this Voting Instruction Form is not returned or is returned and not properly executed the Insurance Company/Qualified Plan will vote your shares in the same proportion as it votes the shares for which it has received instructions. This Voting Instruction Form may be revoked prior to its exercise by filing with the Insurance Company/Qualified Plan an instrument revoking this Voting Instruction Form or a duly executed voting instruction bearing a later date.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL	FOR	AGAINST	ABSTAIN

1. To approve an Agreement and Plan of Reorganization pursuant to which the Pioneer Fund listed above will reorganize into a ○ ○ ○

corresponding series of Victory Variable Insurance Funds II.

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

VICTORY VARIABLE INSURANCE FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

February 6, 2025
FUND NAME	CLASS	CLASS
Victory Pioneer Bond VCT Portfolio	I	II
Victory Pioneer Equity Income VCT Portfolio	I	II
Victory Pioneer Fund VCT Portfolio	I	II
Victory Pioneer High Yield VCT Portfolio	I	II
Victory Pioneer Mid Cap Value VCT Portfolio	I	II
Victory Pioneer Select Mid Cap Growth VCT Portfolio	I	—
Victory Pioneer Strategic Income VCT Portfolio	I	II

(each, a “Fund” and collectively, the “Funds”)

Each Fund is a series of Victory Variable Insurance Funds II (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the joint proxy statement/prospectus, dated February 6, 2025, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference, in its entirety, into the Prospectus. Copies of the Prospectus can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539-3863) or at VictoryFunds.com or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

Reports to shareholders and other information, such as Fund financial statements, are available, without charge, at VictoryFunds.com, by writing to the address or calling the phone number noted above, or by calling your participating insurance company at the toll free number indicated on the prospectuses related to the insurance company separate accounts for which a Fund is an investment option.

A-1

TABLE OF CONTENTS
Page
GENERAL INFORMATION....................................................................................................................................	A-3
INVESTMENT POLICIES, RISKS AND LIMITATIONS......................................................................................	A-5
TRUSTEES AND OFFICERS ................................................................................................................................	A-50
INVESTMENT ADVISER .....................................................................................................................................	A-61
PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN.............................................................................	A-63
CUSTODIAN AND SUB-ADMINISTRATOR; TRANSFER AGENT.................................................................	A-65
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .......................................................................	A-65
PORTFOLIO MANAGEMENT .............................................................................................................................	A-65
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.............................................................	A-70
DESCRIPTION OF SHARES.................................................................................................................................	A-73
PRICING OF SHARES...........................................................................................................................................	A-76
TAXES ....................................................................................................................................................................	A-77
FINANCIAL STATEMENTS.................................................................................................................................	A-83
ANNUAL FEE, EXPENSE AND OTHER INFORMATION ................................................................................	A-83
APPENDIX A — DESCRIPTION OF RATINGS .................................................................................................	A-92
APPENDIX B — SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES..................................	A-106

A-2

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on October 21, 2024. The Trust currently consists of seven Funds.

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described below and in each Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or a new share class of an existing Fund or liquidate a Fund or share class at any time.

Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purpose of completing the reorganizations (“Reorganizations”) with corresponding series of Pioneer Variable Contracts Trust, a registered investment company (the “Predecessor Funds” or the “Amundi Funds”).

Each Fund is an investment vehicle for variable annuity and variable life insurance contracts (the “Variable Contracts”) offered by the separate accounts (the “Accounts”) of various insurance companies (“Participating Insurance Companies”). The Funds also may be offered to certain qualified pension and retirement plans (the “Qualified Plans”). The Trust currently consists of the following seven distinct Funds: Victory Pioneer Bond VCT Portfolio, Victory Pioneer Equity Income VCT Portfolio, Victory Pioneer Fund VCT Portfolio, Victory Pioneer High Yield VCT Portfolio, Victory Pioneer Mid Cap Value VCT Portfolio, Victory Pioneer Select Mid Cap Growth VCT Portfolio and Victory Pioneer Strategic Income VCT Portfolio. Each Fund is classified as diversified for purposes of the 1940 Act. Your Variable Contract or Qualified Plan may not offer all Funds. The terms and conditions of the Variable Contracts and any limitations upon the Funds in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the Funds in which such Plan may be invested are set forth in such Qualified Plan’s governing documents. The Trust reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any Fund.

Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of each Fund. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the Funds. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the Funds. Instructions for any such allocation, or for the purchase or redemption of shares of a Fund, must be made by the investor’s Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the Fund’s shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a Fund are different from the rights of contract holders and Qualified Plan participants. The term “shareholder” in this SAI refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.

Each Fund’s prospectus identifies the investment objective and the principal investment strategies and risks of the Fund. This SAI supplements the disclosure in each Fund’s prospectus and provides additional information on the Funds’ investment policies and restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after an investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid investments). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets, credit quality or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

The table below identifies certain investment securities and techniques that may be utilized by a Fund and related risks. Following the table is a discussion of each investment security and technique. Each security and technique involves certain risks. You should also consult each Fund’s prospectus for details regarding the principal investment strategies and techniques used by a Fund and the risks associated with these securities and techniques.

For purposes of the table, the Funds are organized into two categories, Equity Funds and Fixed Income Funds:

A-3

Equity Funds:	Fixed Income Funds:
Victory Pioneer Equity Income VCT Portfolio (“Equity	Victory Pioneer Bond VCT Portfolio (“Bond VCT”)
Income VCT”)
Victory Pioneer Fund VCT Portfolio (“Pioneer Fund	Victory Pioneer High Yield VCT Portfolio (“High Yield
VCT”)	VCT”)
Victory Pioneer Select Mid Cap Growth VCT Portfolio	Victory Pioneer Strategic Income VCT Portfolio
(“Select Mid Cap Growth VCT”)	(“Strategic Income VCT”)
Victory Pioneer Mid Cap Value VCT Portfolio (“Mid
Cap Value VCT”)
Fixed
	Equity	Income
Equity Securities and Related Investments	Funds	Funds

Investments in Equity Securities	X	X
Warrants and Stock Purchase Rights	X	X
Preferred Shares	X	X
Investments in Initial Public Offerings	X
Private Investments in Public Equity	X
Investment Company Securities and Real Estate Investment Trusts
Other Investment Companies	X	X
Exchange-Traded Funds	X	X
Real Estate Investment Trusts (“REITs”)	X	X
Debt Securities and Related Investments
Debt Securities Selection	X
Debt Securities Rating Information	X	X
U.S. Government Securities	X	X
Convertible Debt Securities	X	X
Municipal Obligations		X
Mortgage-Backed Securities	X	X
Guaranteed Mortgage Pass-Through Securities	X	X
Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations	X	X
(“CMOs”)

Stripped Mortgage-Backed Securities (“SMBS”)	X	X
Other Risk Factors Associated with Mortgage-Backed Securities	X	X
Asset-Backed Securities	X	X
Subordinated Securities		X
Structured Securities	X	X
Floating Rate Loans		X
Direct Investment in Loans		X
Assignments		X
Participation Interests	X	X
Other Information About Floating Rate Loans		X
Inverse Floating Rate Securities		X
Auction Rate Securities		X
Event-Linked Bonds and Other Insurance Linked Securities		X
Event-Linked Swaps		X
Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities		X
Inflation Protected Fixed Income Securities		X
Brady Bonds	X	X
Non-U.S. Investments
Equity Securities of Non-U.S. Issuers	X	X
Debt Obligations of Non-U.S. Governments	X	X
Eurodollar Instruments and Samurai and Yankee Bonds	X	X
Investments in Emerging Markets	X	X
Risks of Non-U.S. Investments	X	X
A-4
Fixed
	Equity	Income
Non-U.S. Securities Markets and Regulations	Funds	Funds
	X	X
Economic, Political and Social Factors	X	X
Risks Related to Invasion of Ukraine by Russia	X	X
Currency Risks	X	X
Custodian Services and Related Investment Costs	X	X
Withholding and Other Taxes	X	X
Investments in Depositary Receipts	X	X
Foreign Currency Transactions	X	X
Options on Foreign Currencies	X	X
Natural Disasters	X	X
Cybersecurity Issues	X	X
Derivative Instruments
Derivatives	X	X
Options on Securities and Securities Indices	X	X
Writing Call and Put Options on Securities	X	X
Writing Call and Put Options on Securities Indices	X	X
Purchasing Call and Put Options	X	X
Risks of Trading Options	X	X
Futures Contracts and Options on Futures Contracts	X	X
Futures Contracts	X	X
Hedging Strategies	X	X
Options on Futures Contracts	X	X
Other Considerations Regarding Futures Contracts	X	X
Financial Futures and Options Transactions	X	X
Interest Rate Swaps, Collars, Caps and Floors		X
Equity Swaps, Caps, Floors and Collars	X
Credit Default Swap Agreements		X
Credit Linked Notes		X
Exchange Traded Notes		X
Equity-linked Notes	X
Other Investments and Investment Techniques
Short-Term Investments	X	X
Illiquid investments	X	X
Repurchase Agreements	X	X
Reverse Repurchase Agreements	X	X
Short Sales Against the Box	X	X
Dollar Rolls	X	X
Asset Segregation	X	X
Portfolio Turnover	X	X
Lending of Portfolio Securities	X	X
Interfund Lending	X	X
When-Issued and Delayed Delivery Securities	X	X
Disclosure of Portfolio Holdings	X	X

INVESTMENT POLICIES, RISKS AND LIMITATIONS

Equity Securities and Related Investments

Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Warrants and Stock Purchase Rights

The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares

The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Investments in Initial Public Offerings

Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that the Fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

Private Investments in Public Equity

The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the Securities and Exchange Commission (the “SEC”) until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Investment Company Securities and Real Estate Investment Trusts

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act and the rules thereunder. Investing in other investment companies subjects the Fund to the risks of investing in the underlying securities held by those investment companies. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. Many ETFs have received exemptive orders issued by the SEC that would permit the Fund to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the Fund can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.

Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the Fund seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the Fund’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the Fund. An ETF’s use of these techniques will make the Fund’s investment in the ETF more volatile than if the Fund were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the Fund will limit its potential loss solely to the amount actually invested in the ETF (that is, the Fund will not lose more than the principal amount invested in the ETF).

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:

•The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes;

•Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments;

•The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses;

•A REIT in the Fund’s portfolio is, or is perceived by the market to be, poorly managed; and

•If the Fund’s real estate related investments are concentrated in one geographic area or property type, the Fund will be particularly subject to the risks associated with that area or property type.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Such indirect expenses are not reflected in the fee table or expense example in the Fund’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage- related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Debt Securities and Related Investments

Debt Securities Selection

In selecting debt securities for the Fund, the Adviser gives primary consideration to the Fund’s investment objectives, the attractiveness of the market for debt securities given the outlook of the Adviser for the equity markets and the Fund’s liquidity requirements. Once the Adviser determines to allocate a portion of the Fund’s assets to debt securities, the Adviser generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the Fund is investing in such instruments for income or capital gains. The Adviser selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

Debt Securities Rating Information

Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated

BBBare considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.

Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories.

Below investment grade debt securities or comparable unrated securities are commonly referred to as high yield bonds or “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments. Such securities may also be impacted by the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund’s net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its Fund holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the Fund’s portfolio securities, the Adviser will consider if any action is appropriate in light of the Fund’s investment objectives and policies. These ratings are used as criteria for the selection of Fund securities, in addition to the Adviser’s own assessment of the credit quality of potential investments.

U.S. Government Securities

U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance Fund liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Fund securities to satisfy the Fund’s distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Convertible Debt Securities

The Fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the Fund.

Municipal Obligations

The Fund may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund’s distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.

The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-Backed Securities

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage- backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non- governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage- backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-related securities without insurance or guarantees may be purchased if the Adviser determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Adviser may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid investments. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.

The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset Fund and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Subordinated Securities

The Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Structured Securities

The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating Rate Loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. Generally, the base rate is a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day U.S. Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The Fund may invest in loans in different ways. The Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans. It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The Fund may acquire participation interests from the financial institution or from another investor. The Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Other Information About Floating Rate Loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The Fund will generally rely upon the agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless the Fund has direct recourse against the borrower, the Fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The Fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The Fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The Fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

Reference Rate Transition Risk

The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark. As an alternative to LIBOR, the market has generally coalesced around the use of the SOFR as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Funds and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR-based term rates, such rates are intended to reflect a bank credit spread component.

Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that were based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.

It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.

Inverse Floating Rate Securities

The Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction Rate Securities

The Fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, the Fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the Fund.

Insurance-Linked Securities

The Fund may invest in insurance-linked securities (“ILS”). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event- linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.

In addition to event-linked bonds, the Fund also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, the Fund has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Reinsurance Notes and therefore place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to the Fund. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.

Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-Linked Swaps

The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero Coupon, Pay-In-Kind, Deferred and Contingent Payment Securities

The Fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the Fund may receive no interest.

Inflation-Protected Fixed Income Securities

The Fund may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding TIPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.

If the Fund invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.

Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

Brady Bonds

The Fund may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the “Brady Plan.” Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).

Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

Non-U.S. Investments

Equity Securities of Non-U.S. Issuers

The Fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.

Debt Obligations of Non-U.S. Governments

The Fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non- U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in Emerging Markets

The Fund may invest in securities of issuers in countries with emerging economies or securities markets. The Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. The Fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the Fund may invest in unquoted securities of emerging market issuers.

Risks of Non-U.S. Investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the Fund to accurately price its Fund securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the Fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;

(iii)internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the Fund could lose its entire investment in that country.

Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non- governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. The United Kingdom and the European Union have reached an agreement on the terms of their future trading relationship, which principally relates to the trading of goods rather than services, including financial services. Notwithstanding this agreement, uncertainty remains in the market regarding the ramifications of the United Kingdom’s withdrawal from the European Union. The impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements, and in potentially lower growth for companies in the United Kingdom, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Risks Related to Invasion of Ukraine by Russia. Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have divested interests or otherwise curtailed business dealings with certain Russian businesses. In addition, certain index providers have removed Russian securities from their indices. These actions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. In response to decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies, which may negatively impact such countries and companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including the U.S. and Europe. Russia may take additional countermeasures or retaliatory actions, which may also impair the value and liquidity of Russian securities and Fund investments. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions and/or countermeasures taken by Russia in response to the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments, and the value of such investments held by the Fund could be significantly impacted, which could lead to such investments being valued at zero. Any exposure that the Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s Fund. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals, restricting natural gas or other exports to other countries, seizure of U.S. and European residents’ assets, or undertaking or provoking other military conflict elsewhere in Europe) are impossible to predict. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Investments in China

Risks of investments in securities of Chinese issuers include market volatility, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. These actions may include regulatory measures, which may be adopted with little or no warning, that can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. The Chinese economy could be adversely affected by supply chain disruptions. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. The U.S. has also restricted the sale of certain goods to China. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has recently deteriorated. The United States government has acted to prohibit U.S. persons, such as the fund, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of the Fund.

The Fund may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. The Fund may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as the fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects the fund to numerous risks, including the risk that the Fund may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub- custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair the Fund’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for the Fund. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to the Fund.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly the Fund will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, the Fund could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are relatively new programs to the market and are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect and Bond Connect.

The Fund may invest in Chinese companies through a structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as the Fund, with exposure to Chinese companies in sectors in which foreign investment is not permitted. Under this structure, the Chinese operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands, which is then listed on a foreign exchange. The shell company has no equity ownership in the VIE but has exposure to the VIE through contractual arrangements. However, the Fund is not a VIE owner or shareholder and cannot exert influence on the VIE through proxy voting. Until recently, the VIE structure was not formally recognized under Chinese law; while China has recently proposed rules that would recognize this structure, there is significant uncertainty as to how these rules would operate. The inability to enforce the contracts through which the shell company derives its value could result in permanent loss of the Fund’s investment.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a Fund security caused by settlement problems could result either in losses to the Fund due to a subsequent decline in value of the Fund security or could result in possible liability to the Fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss or theft of its assets.

Withholding and Other Taxes

The Fund may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the Fund’s investments in such countries. These taxes may reduce the return achieved by the Fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

The Fund may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the Fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the Fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its Fund securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset Fund security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of Fund securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The Fund may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the Fund gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the Fund. For example, where the Fund’s security selection has resulted in an overweight or underweight exposure to a particular currency relative to the Fund’s benchmark, the Fund may seek to adjust currency exposure using forward currency exchange contracts.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the Fund securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

Options on Foreign Currencies

The Fund may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which Fund securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of Fund securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund’s securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of Fund securities will be partially offset by the amount of the premium received by the Fund.

Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash or liquid securities.

The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The Fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross- hedging may also include using a foreign currency as a proxy for the U.S. dollar, if the Adviser determines that there is a pattern of correlation between that currency and the U.S. dollar.

The Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

Natural Disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the Fund invests to conduct their businesses, and thus on the investments made by the Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Fund’s service providers regularly experience such attempts, and expect they will continue to do so. The Fund is unable to predict how any such attempt, if successful, may affect the Fund and its shareholders. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as The Bank of New York Mellon (“BNY Mellon”), the Fund’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

Derivative Instruments

Derivatives

The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for Funds investing in securities denominated in non- U.S. currencies, a Fund’s currency exposure, or, for Funds investing in fixed income securities, a Fund’s duration or credit quality); and as a cash flow management technique. The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Using derivatives exposes the Fund to additional risks and may increase the volatility of the Fund’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the Fund. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the Fund’s other investments or do not correlate well with the underlying assets, rate or index, the Fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the Fund if it cannot sell or terminate the derivative at an advantageous time or price. The Fund also may have to sell assets at inopportune times to satisfy its obligations. The Fund may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the Fund for a variety of reasons.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and, to the extent the Fund has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies. Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Rule 18f-4 under the 1940 Act permits a fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). Victory Pioneer Equity Income VCT Portfolio, Victory Pioneer Fund VCT Portfolio, Victory Pioneer Mid Cap Value VCT Portfolio and Victory Pioneer Select Mid Cap Growth Portfolio currently rely on the Limited Derivatives User Exception.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The Fund’s ability to use derivatives may be limited by tax considerations.

Options on Securities and Securities Indices

The Fund may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The Fund has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium and the investment. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund has no control over when it may be required to purchase the underlying securities. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the Fund will also be considered to be covered to the extent that the Fund’s liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” the Fund will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.

Purchasing Call and Put Options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying Fund securities.

The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Options Spreads and Straddles. Option spread and straddle transactions require a Fund to purchase and/or write more than one option simultaneously. A Fund may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.

A Fund also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange;

(v)the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over- the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid investments, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid investments may be calculated with reference to the formula.

Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

In addition to the risks of imperfect correlation between the Fund and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

Futures Contracts and Options on Futures Contracts

The Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The Fund may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities. Similarly, the Fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations Regarding Futures Contracts

The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Futures contracts and related options involve brokerage costs and require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Financial Futures and Options Transactions

The Adviser expects to claim an exclusion from registration as a “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (the “CEA”), and, therefore, the Adviser will not, with respect to its management of the Fund, be subject to registration or regulation as a commodity pool operator.

Under this exemption, each Fund will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the Fund may have to these instruments through investments in other funds. The Adviser may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, the Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Interest Rate Swaps, Collars, Caps and Floors

In order to hedge the value of the Fund against interest rate fluctuations or to enhance the Fund’s income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis.

The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The

Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the Fund’s ability to engage in interest rate swaps.

Equity Swaps, Caps, Floors and Collars

The Fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If the Adviser is incorrect in its forecast of market values, these investments could negatively impact the Fund’s performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Credit Default Swap Agreements

The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the Fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the Fund, as the seller, must pay the buyer the full notional value of the reference obligation. The Fund, as the seller, would be entitled to receive the reference obligation. Alternatively, the Fund may be required to make a cash settlement payment, where the reference obligation is received by the Fund as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the Fund pays to the buyer, resulting in a loss of value to the Fund as seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Regulations require most swaps to be executed through a centralized exchange or regulated facility and cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of these requirements, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

The Fund may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

Credit-Linked Notes

The Fund may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.

An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the Fund’s potential loss is limited to the amount actually invested in the ETN.

The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The Fund will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.

Equity-Linked Notes

An equity-linked note (ELN) is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. Equity- linked notes issued by foreign issuers will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk, counterparty risk and liquidity risk. In addition, equity-linked notes may exhibit price behavior that does not correlate with the underlying securities or a fixed income instrument.

Other Investments and Investment Techniques

Short-Term Investments

For temporary defensive or cash management purposes, the Fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non- governmental issuers; (e) money market funds; and (f) other cash equivalents or cash. Subject to the Fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by the Adviser to be of equivalent credit quality, the Fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the Fund’s illiquid investments exceeds this percentage limitation, the Fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to the Fund’s liquidity risk management program. The inability of the Fund to dispose of illiquid investments readily or at reasonable prices could impair the Fund’s ability to raise cash to satisfy redemption requests or for other purposes. If the Fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase Agreements

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. A repurchase agreement may be considered a loan by the Fund collateralized by securities. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the Fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. A Fund may enter into reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with the asset coverage requirements of Section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio, or treats all reverse repurchase agreements or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4 under the 1940 Act. The DRMP currently provides that reverse repurchase agreements will not be treated as derivatives for purposes of the DRMP and will be subject to the asset coverage requirements of Section 18. See “Derivatives.”

Short Sales Against the Box

The Fund may sell securities “short against the box.” A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The Fund may engage in short sales of securities only against the box.

If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may make short sales against the box.

A Fund must comply with Rule 18f-4 under the 1940 Act with respect to its short positions “against the box.” See “Derivatives.”

Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund.

For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

A Fund may enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Portfolio Turnover

It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders. See “Annual Fee, Expense and Other Information” for the Fund’s annual portfolio turnover rate.

Lending of Portfolio Securities

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the Fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The Fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the Fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the Fund in connection with loans of securities are not reflected in the fee table or expense example in the Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the Fund may take a loss on the loan. Where the Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower. The Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Fund’s policies and procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the Fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the Fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. The Fund will lend portfolio securities only to firms that have been approved in advance by the Adviser, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the Fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s total assets. The Funds did not engage in securities lending activity during its most recent fiscal year.

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund with the Victory Funds complex through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Victory Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.

No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

The Fund may enter into when-issued or delayed delivery transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives.”

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in their financial statements and are available upon request on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.

Generally, the Adviser will make a Fund’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. the Adviser normally will publish a Fund’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain Funds). Such information shall be made available on the Funds’ website and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, the Adviser generally makes publicly available information regarding a Fund’s top ten (10) holdings (including the percentage of a Fund’s assets represented by each security) within ten (10) business days after the end of each calendar month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider				Name of Service Provider			Timing of Release of
Portfolio Holdings Information
Adviser,	Administrator and		Fund	Victory	Capital Management		Daily.
Accountant				Inc.
Distributor				Victory Capital Services, Inc.			Daily.
Custodian				The Bank of New York			Daily.
Mellon
Sub-Administrator				The Bank of New York			Daily.
Mellon
Financial Data Service				FactSet	Research	Systems,	Daily.
Inc.
Liquidity	Risk	Management	Service	MSCI, Inc.			Daily.
Provider
Independent		Registered	Public	Deloitte & Touche LLP			Annual Reporting Period: within 15
Accounting Firm							business days of end of reporting
period.
Printer for Financial Reports				Toppan Merrill LLC			Up to 30 days before distribution to
shareholders.
Legal Counsel, for EDGAR filings on							Up to 30 days before filing with the
Forms N-CSR and Form N-PORT							SEC.
				Metropolitan Life		Insurance	Within 30 days after month end for
				Company			board materials and advance
preparation of marketing materials,
as needed to evaluate Victory
Pioneer funds
				Roszel Advisors			Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
				Oppenheimer & Co.			Within 30 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs
				UBS			Within 15 days after month end for
due diligence and review of certain
Victory Pioneer funds included in
fund programs

				Beacon Pointe Advisors			As needed for quarterly review of
certain Victory Pioneer funds
				Commonwealth		Financial	Within 30 days after month end for
				Network			risk analysis on funds on behalf of
their clients
				Hartford Retirement Services,			As needed for risk analysis on funds
				LLC			on behalf of their clients
				Transamerica Life		Insurance	As needed for performance and risk
				Company			analysis on funds on behalf of their
clients
A-45
	TIBCO Software Inc./Spotfire	As needed to evaluate and develop
	Division	portfolio reporting software)
	Curcio Webb, LLC	As needed for evaluation and
research purposes
	Fidelity Investments	As needed to evaluate Victory
Pioneer funds
Rating Agency	Egan Jones Ratings Company	As needed in order to evaluate and
		select	Nationally	Recognized
		Statistical Rating		Organizations
(NRSROs)
Rating Agency	DBRS Limited	As needed in order to evaluate and
select NRSROs
	Wells Fargo Advisors	As needed for risk analysis on funds
on behalf of their clients and product
review
	Capital Market Consultants	As needed to complete quarterly due
diligence research

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund. There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Additional Risk Factors and Special Considerations

Temporary Defensive Strategies. At times, the Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests. If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

New or Smaller Funds. Funds with limited operating history and/or small asset base may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size. Should a Fund not grow to or maintain an economically viable size, the Board may determine to liquidate the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

Impact of Activity by Other Shareholders. The Funds, like all mutual funds, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which may have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. To the extent a larger shareholder invests in a Fund or the markets are highly volatile, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.

Investment Restrictions

Fundamental Investment Policies

Each Fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. For this purpose, a majority of the outstanding shares of the Fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or

2.more than 50% of the outstanding shares of the Fund.

Each Fund’s fundamental policies are as follows:

(1)The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s Fund holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. The Fund may enter into reverse repurchase agreements and similar financing transactions provided that the Fund maintains asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate in accordance with Section 18 of the 1940 Act. See “Derivatives.” Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative instruments.

A Fund may pledge its assets and guarantee the securities of another company without limitation, subject to the Fund’s investment policies (including the Fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Fund’s policies on senior securities. If the Fund were to pledge its assets, the Fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Board and the Adviser regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no- action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of Fund securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or a subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other Funds. The Fund has obtained exemptive relief from the SEC to make short-term loans to other Victory Funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this SAI under “Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased. The Fund may enter into swaps, security-based swaps, futures contracts, forward contracts, options and similar instruments, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund complies with Rule 18f-4 under the 1940 Act. See “Derivatives” above. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a Fund’s purchases of illiquid investments to 15% of net assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a Fund may rely upon available industry classifications. With respect to the fundamental policy relating to concentration set forth in (7) above, Fund will consider the investments of affiliated underlying investment companies and consider the concentrated positions of unaffiliated underlying investment companies when determining compliance.

Following the closing of the Reorganizations, each Equity Fund expects to rely primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, each Fund may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P.

Following the closing of the Reorganizations, each Fixed Income Fund expects to rely primarily on the Bloomberg L.P. (“Bloomberg”) classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to be appropriate, the Fund may use industry classifications published by another source, which, as of the date of the SAI, is MSCI Global Industry Classification Standard (GICS).

The Adviser may assign an industry classification for an exchange-traded fund in which a Fund invests based on the constituents of the index on which the exchange-traded fund is based. The Funds may change any source used for determining industry classifications without shareholder approval.

Each Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Investment Objectives

Each Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval.

Diversification

Each Fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

TRUSTEES AND OFFICERS

The Funds’ Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Funds within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of Victory Variable Insurance Funds II, U.S. registered investment company with seven series for which Victory Capital serves as investment adviser (the “Victory Funds”). The address for all Trustees and all officers of the Funds is: 60 State Street, Boston, Massachusetts 02109. Each Independent Trustee served as an independent trustee of the Predecessor Funds’ various trusts prior to the Reorganizations.

Number
of
Name, Age and	Term of		Portfolios
Position(s)	Office and	Principal Occupation(s)	in Fund	Other Directorships Held by
Held With the	Length of	During At Least The Past Five	Complex	Trustee During At Least The
Trust	Service	Years	Overseen	Past Five Years
Independent
Trustees:

Thomas J.	Trustee since	Private investor (2004 – 2008	43	Director, Broadridge Financial
Perna (74)	2024. Serves	and 2013 – present); Chairman		Solutions, Inc. (investor
Chairman of the	until a	(2008 – 2013) and Chief		communications and securities
	successor	Executive Officer (2008 –		processing provider for financial
	trustee is	2012), Quadriserv, Inc.		services industry) (2009 –
A-50
Number
of
Name, Age and	Term of		Portfolios
Position(s)	Office and	Principal Occupation(s)	in Fund	Other Directorships Held by
Held With the	Length of	During At Least The Past Five	Complex	Trustee During At Least The
Trust	Service	Years	Overseen	Past Five Years
Board and	elected or	(technology products for		2023); Director, Quadriserv,
Trustee	earlier	securities lending industry); and		Inc. (2005 – 2013); and
	retirement or	Senior Executive Vice		Commissioner, New Jersey
	removal.	President, The Bank of New		State Civil Service Commission
		York (financial and securities		(2011 – 2015)
services) (1986 – 2004)

John E.	Trustee since	Of Counsel (2019 – present),	43	Chairman, The Lakeville
Baumgardner,	2024. Serves	Partner (1983-2018), Sullivan &		Journal Company, LLC,
Jr. (74)*	until a	Cromwell LLP (law firm).		(privately-held community
Trustee	successor			newspaper group) (2015 – 2021)
trustee is
elected or
earlier
retirement or
removal.

Diane Durnin	Trustee since	Managing Director – Head of	43	None
(67)	2024. Serves	Product Strategy and
Trustee	until a	Development, BNY Mellon
	successor	Investment Management
	trustee is	(investment management firm)
	elected or	(2012-2018); Vice Chairman –
	earlier	The Dreyfus Corporation (2005
	retirement or	– 2018): Executive Vice
	removal.	President Head of Product,
BNY Mellon Investment
Management (2007-2012);
Executive Director- Product
Strategy, Mellon Asset
Management (2005-2007);
Executive Vice President Head
of Products, Marketing and
Client Service, Dreyfus
Corporation (investment
management firm) (2000-2005);
Senior Vice President Strategic
Product and Business
Development, Dreyfus
Corporation (1994-2000)
Benjamin M.	Trustee since	William Joseph Maier Professor 43
Friedman (80)	2024. Serves	of Political Economy, Harvard
Trustee	until a	University (1972 – present)
successor
trustee is
elected or
earlier

Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 – 2008)

Number
of
Name, Age and	Term of		Portfolios
Position(s)	Office and	Principal Occupation(s)	in Fund	Other Directorships Held by
Held With the	Length of	During At Least The Past Five	Complex	Trustee During At Least The
Trust	Service	Years	Overseen	Past Five Years
retirement or
removal.

Craig C.	Trustee since	Senior Advisor, England &	43	Director, Equitable Holdings,
MacKay (61)	2024. Serves	Company, LLC (advisory firm)		Inc. (financial services holding
Trustee	until a	(2022 – present); Partner,		company) (2022 – present);
	successor	England & Company, LLC		Board Member of Carver
	trustee is	(advisory firm) (2012 – 2022);		Bancorp, Inc. (holding
	elected or	Group Head – Leveraged		company) and Carver Federal
	earlier	Finance Distribution,		Savings Bank, NA (2017 –
	retirement or	Oppenheimer & Company		present); Advisory Council
	removal.	(investment bank) (2006 –		Member, MasterShares ETF
		2012); Group Head – Private		(2016 – 2017); Advisory
		Finance & High Yield Capital		Council Member, The Deal
		Markets Origination, SunTrust		(financial market information
		Robinson Humphrey		publisher) (2015 – 2016); Board
		(investment bank) (2003 –		Co-Chairman and Chief
		2006); and Founder and Chief		Executive Officer, Danis
		Executive Officer, HNY		Transportation Company
		Associates, LLC (investment		(privately-owned commercial
		bank) (1996 – 2003)		carrier) (2000 – 2003); Board
Member and Chief Financial
Officer, Customer Access
Resources (privately-owned
teleservices company) (1998 –
2000); Board Member,
Federation of Protestant Welfare
Agencies (human services
agency) (1993 – 2022); and
Board Treasurer, Harlem
Dowling Westside Center
(foster care agency) (1999 –
2018)

Lorraine H.	Trustee since	Chief Investment Officer, 1199	43	None
Monchak (68)	2024. Serves	SEIU Funds (healthcare workers
Trustee	until a	union pension funds) (2001 –
	successor	present); Vice President –
	trustee is	International Investments
	elected or	Group, American International
	earlier	Group, Inc. (insurance
	retirement or	company) (1993 – 2001); Vice
	removal.	President Corporate Finance and
Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990 –
1993); Vice President –
Asset/Liability Management
Group, Federal Farm Funding
Corporation (government-
sponsored issuer of debt
A-52
Number
of
Name, Age and	Term of		Portfolios
Position(s)	Office and	Principal Occupation(s)	in Fund	Other Directorships Held by
Held With the	Length of	During At Least The Past Five	Complex	Trustee During At Least The
Trust	Service	Years	Overseen	Past Five Years

securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)

Fred J.	Trustee since	Private investor (2020 –	43	None
Ricciardi (77)	2024. Serves	present); Consultant (investment
Trustee	until a	company services) (2012 –
	successor	2020); Executive Vice
	trustee is	President, BNY Mellon
	elected or	(financial and investment
	earlier	company services) (1969 –
	retirement or	2012); Director, BNY
	removal.	International Financing Corp.
(financial services) (2002 –
2012); Director, Mellon
Overseas Investment Corp.
(financial services) (2009 –
2012); Director, Financial
Models (technology) (2005-
2007); Director, BNY Hamilton
Funds, Ireland (offshore
investment companies) (2004-
2007); Chairman/Director,
AIB/BNY Securities Services,
Ltd., Ireland (financial services)
(1999-2006); Chairman, BNY
Alternative Investment Services,
Inc. (financial services) (2005-
2007)

Interested
Trustee:

David C.	Trustee since	Chief Executive Officer and	159	Trustee, Victory Portfolios (37
Brown (52)**	2024. Serves	Chairman (2013-present),		portfolios); Trustee Victory
Trustee	until a	Victory Capital Management		Portfolios II (30 portfolios);
	successor	Inc.; Chief Executive Officer		Trustee, Victory Portfolios III
	trustee is	and Chairman (2013-present),		(45 portfolios); Trustee, Victory
	elected or	Victory Capital Holdings, Inc.;		Portfolios IV (29 portfolios);
	earlier	Director, Victory Capital		Trustee, Victory Variable
		Services, Inc. (2013-present);		Insurance Funds (6 portfolios)
Director, Victory Capital
A-53
Number
of
Name, Age and	Term of		Portfolios
Position(s)	Office and	Principal Occupation(s)	in Fund	Other Directorships Held by
Held With the	Length of	During At Least The Past Five	Complex	Trustee During At Least The
Trust	Service	Years	Overseen	Past Five Years
	retirement or	Transfer Agency, Inc. (2019-
	removal	present)

Fund Officers:

Thomas	Since 2024.	Director, Fund Administration,	159	None
Dusenberry	Serves at the	the Adviser; Treasurer and
(47) President	discretion of	Principal Financial Officer (May
	the Board	2023-present); Manager, Fund
Administration, the Adviser;
Treasurer and Principal
Financial Officer (2020-2022),
Assistant
Treasurer (2019), Salient MF
Trust, Salient Midstream,
MLP Fund and Forward Funds;
Principal Financial Officer
(2018-2021) and Treasurer
(2020-2021), Salient Private
Access Funds and Endowment
PMF Funds; Senior Vice
President of Fund Accounting
and Operations, Salient Partners
(2020-2022); Director of Fund
Operations, Salient Partners
(2016-2019). Mr. Dusenberry
also serves as resident of
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios
IV and Victory Variable
Insurance Funds
Scott A.	Since 2024.	Director, Third-Party Dealer	159	None
Stahorsky (55)	Serves at the	Services & Reg Administration,
Vice President	discretion of	Fund Administration, the
	the Board	Adviser
(2023-present); Vice President,
Victory Capital Transfer
Agency, Inc. (2023-present);
Manager, Fund Administration,
the Adviser 2015- 2023). Mr.
Stahorsky also serves as Vice
President Victory Portfolios,
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios
IV and Victory Variable
Insurance Funds

Number
of
Name, Age and	Term of		Portfolios
Position(s)	Office and	Principal Occupation(s)	in Fund	Other Directorships Held by
Held With the	Length of	During At Least The Past Five	Complex	Trustee During At Least The
Trust	Service	Years	Overseen	Past Five Years
Patricia	Since 2024.	Director, Regulatory	159	None
McClain (62)	Serves at the	Administration, Fund
Secretary	discretion of	Administration, the Adviser
	the Board	(2019-present). Ms.
McClain also serves as
Secretary of Victory Portfolios,
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios
IV and Victory Variable
Insurance Funds
Carol D.	Since 2024.	Director, Financial Reporting,	159	None
Trevino (59)	Serves at the	Fund Administration
Treasurer	discretion of	(2023-present); Director,
	the Board	Accounting and Finance, the
Adviser (2019-2023);
Accounting/ Financial
Director, USAA (2013-2019).
Ms. Trevino also
serves as Treasurer of Victory
Portfolios, Victory Portfolios II,
Victory Portfolios III, Victory
Portfolios IV and Victory
Variable Insurance Funds
Christopher	Since 2024.	Director, Fund and Broker	159	None
Ponte (40)	Serves at the	Dealer Finance, Fund
Assistant	discretion of	Administration, (2023-present);
Treasurer	the Board	Victory Capital
Transfer Agency, Inc. (2023-
present); Manager, Fund
Administration, the Adviser
(2017-2023); Chief
Financial Officer, Victory
Capital Services, Inc. (since
2018). Mr. Ponte also serves as
Assistant Treasurer of
Victory Portfolios, Victory
Portfolios II, Victory Portfolios
III, Victory Portfolios IV and
Victory Variable Insurance
Funds
Sean Fox (48)	Since 2024.	Sr. Compliance Officer, the	159	None
Chief	Serves at the	Adviser (2019-Present);
Compliance	discretion of	Compliance Officer, the Adviser
Officer	the Board	(2015-2019). Mr. Fox
also serves as Chief Compliance
Officer for Victory Portfolios,
Victory Portfolios II, Victory
Portfolios III, Victory Portfolios
IV and Victory Variable
Insurance Funds
A-55
Number
of
Name, Age and	Term of		Portfolios
Position(s)	Office and	Principal Occupation(s)	in Fund	Other Directorships Held by
Held With the	Length of	During At Least The Past Five	Complex	Trustee During At Least The
Trust	Service	Years	Overseen	Past Five Years
D. Brent Rowse	Since 2024.	Sr. Compliance Officer, the	159	None
(43) Anti-	Serves at the	Adviser (2023-present);
Money	discretion of	Compliance Officer, the Adviser
Laundering	the Board	(2019-2023). Mr.
Officers and		Rowse also serves as the Anti-
Identity Theft		Money Laundering
Officer		Compliance Officer and Identity
Theft Officer for
Victory Portfolios, Victory
Portfolios II, Victory Portfolios
III, Victory Portfolios IV and
Victory Variable Insurance
Funds, and the Anti-Money
Laundering Compliance Officer
for Victory Capital
Services, Inc.

*Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Fund.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Board Committees

The Board of Trustees is responsible for overseeing the Fund’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. Since the Trust is newly formed, two meetings were held during the fiscal year.

The Independent Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Mr. Brown, his association with Victory Capital. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all expected to be part of the Victory Funds complex, and has substantial experience protecting fund shareholders’ interests. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the Fund’s business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; and Mr. Brown, investment management experience as an executive and leadership roles with Victory Capital and its affiliates. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

The Board of Trustees has four standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee and the Policy Administration Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee, of which he is a non-voting, ex- officio member.

Since the Trust is newly formed, during the most recent fiscal year, the Independent Trustees, Governance and Nominating and Policy Administration Committees held no meetings. During the most recent fiscal year, the Audit Committee held one meeting.

Independent Trustees Committee

John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair) and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee

Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).

The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the Fund, oversees the quality and integrity of the Fund’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the Fund’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the Fund’s accounting firm and all permissible non-audit services provided by the Fund’s accounting firm to Victory Capital and any affiliated service providers of the Fund if the engagement relates directly to the Fund’s operations and financial reporting. In addition, the Audit Committee reviews the reports and other information provided to the Committee by Victory Capital, as the valuation designee of the Funds, and assists the Board in the oversight of Victory Capital as the valuation designee of the Funds.

Governance and Nominating Committee

John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.

The Governance and Nominating Committee considers governance matters affecting the Board and the Funds. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:

•whether the person has a reputation for integrity, honesty and adherence to high ethical standards;

•whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and whether the person is willing and able to contribute positively to the decision-making process of the Funds;

•whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Funds and the responsibilities of a trustee of an investment company;

•whether the person has the ability to understand the sometimes conflicting interests of the Funds and the management company, and to act in the interests of the Funds;

•whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee;

•that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis prescribed by law;

•that nominees should have, or be willing to acquire, an appreciation and understanding for the oversight of publicly offered investment companies and the management, administration and distribution services provided by service providers to the companies and their shareholders, and the regulatory context within which these activities are carried out;

•that nominees should have a collegial, collaborative approach: people who will work efficiently, effectively and in the spirit of candor and respect for fellow board members and the staffs of the service providers;

•that nominees should have the willingness and ability to serve on appropriate committees, and contribute to and engage meaningfully in the deliberations thereof; and

•that nominees should be committed to diversity and inclusion among Board members.

The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the Fund’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.

Policy Administration Committee

Thomas J. Perna (Chair), John E. Baumgardner, Jr. and Diane Durnin.

The Policy Administration Committee, among other things, oversees and monitors the Fund’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund’s policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the Funds, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Victory Capital and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Funds, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other Fund service providers.

The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

Most of the Funds’ investment management and business operations are carried out by or through Victory Capital, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the Funds and their shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, Victory Capital and the affiliates of Victory Capital, or other service providers to the Funds, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and Victory Capital’s chief compliance officer, as well as various personnel of Victory Capital and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment- related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Funds or Victory Capital and its affiliates or other service providers. Because most of the Funds’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

It is important to note that the Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Compensation of Officers and Trustees

The Funds compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual

Fees, Expense and Other Information – Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is expected to be allocated among the Funds as follows:

•each Fund with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.

•the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.

The officers of the Funds receive no compensation directly from the Funds for performing the duties of their offices.

See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”

Other Information

The Amended and Restated Trust Instrument provides that neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Statutory Trust Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Predecessor Funds, including additional funds managed by Amundi Asset Management US, Inc. (“Amundi US”), was approximately $660,871 and $573,790 in each of 2023 and 2024.

Share Ownership

See “Annual Fee, Expense and Other Information” for information on the ownership of portfolio shares by the Trustees, the Trust portfolio’s officers and owners in excess of 5% of any class of shares of a portfolio and a table indicating the value of shares that each Trustee beneficially owns in the Trust portfolio and in all the Pioneer Funds.

Proxy Voting Policies

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

Summaries of the proxy voting policies and procedures for the Adviser are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863), by accessing the Funds’ website at VictoryFunds.com or by accessing the SEC’s website at sec.gov.

INVESTMENT ADVISER

Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of September 30, 2024, the Adviser managed assets totaling in excess of $181.1 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated December 16, 2024 (the “Advisory Agreement”).Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one- year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in accordance with applicable law. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Prior to the closing of the Reorganizations, Amundi US served as investment adviser to the Predecessor Funds.

Advisory Fees

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Management Fee as a Percentage of
Fund	Portfolio’s Average Daily Net Assets
Bond VCT Portfolio	0.40%
Equity Income VCT Portfolio	0.65% up to $1 billion and 0.60% on assets over $1 billion
Pioneer Fund VCT Portfolio	0.65%
High Yield VCT Portfolio	0.65% up to $1 billion and 0.60% on assets over $1 billion
Mid Cap Value VCT Portfolio	0.65%
Select Mid Cap Growth VCT Portfolio	0.74%
Strategic Income VCT Portfolio	0.65%

The above management fees are accrued daily and paid monthly.

Expense Limitation Agreements. The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time as described in a Fund’s Prospectus. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by agreement of the Board and the Adviser. There can be no assurance that the Adviser will extend the expense limitations indefinitely. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Since the Funds had not commenced operations, Victory Capital has not waived its management fee and/or reimbursed the Funds as a result of the Funds’ expense limitation agreement for the last three fiscal years ended December 31.

These expense limitations are in effect through for at least three years following the closing of the Reorganizations. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Board.

See “Annual Fee, Expense and Other Information” for the management fees paid to Amundi US by the Predecessor Funds during recently completed fiscal years.

Administration Agreement. The Trust entered into an administration agreement with Victory Capital (the “Fund Administration and Accounting Agreement”), pursuant to which Victory Capital acts as each Fund’s administrator, performing certain accounting and administration services for the Funds. Victory Capital is reimbursed for its costs of providing such services. The costs of providing these services is based on direct costs and costs of overhead, subject to the Board. See “Annual Fee, Expense and Other Information” for fees the Funds paid to Victory Capital for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the Funds pursuant to an agreement between each Fund and BNY Mellon.

Under the Fund Administration and Accounting Agreement, for the administration and fund accounting services that Victory Capital provides, the Funds pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of all Companies and Funds (as defined in the Fund Administration and Accounting Agreement) together with all other registered investment companies for which Victory Capital acts as administrator (the Companies, the Funds and all such other registered investment companies are referred to herein as the “Clients”), and allocating to each Fund on a pro rata basis calculated based on the Fund’s average daily net assets: 0.08% of the first $15 billion in aggregate Client net assets; plus 0.05% of aggregate Client net assets in excess of $15 billion to $30 billion; plus 0.04% of aggregate Client net assets in excess of $30 billion to $85 billion; plus 0.03% of aggregate Client net assets in excess of $85 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust reimburses Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Fund Administration and Accounting Agreement, including costs associated with implementing new reports required by new rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Fund Administration and Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of two years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Fund Administration and Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Fund Administration and Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides are adequate and complete.

Victory Capital also performs fund accounting services for each Fund. As fund accountant, Victory Capital calculates or oversees the calculation of each Fund’s NAV, its dividend and capital gain distributions, if any, and its yield. As fund accountant, Victory Capital also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.

Prior to the closing of the Reorganizations, Amundi US acted as each Predecessor Fund’s administrator, and performed certain accounting, administration and legal services for the Funds.

Prior to the closing of the Reorganizations, BNY Mellon performed certain sub-administration services for the Predecessor Funds pursuant to an agreement with Amundi US and the predecessor trust.

Potential Conflicts of Interest. The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less- liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Code of Ethics. Each of the Trust, the Adviser, and Victory Capital Services, Inc. (the “Distributor”) has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN

Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated December 16, 2024 (the “Distribution Agreement”). The Distributor is controlled by VCH. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and

(2)by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Prior to the closing of the Reorganizations, Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, served as the principal underwriter for the predecessor trust, on behalf of the Predecessor Funds, in connection with the continuous offering of shares of the Predecessor Funds. Amundi Distributor US, Inc. was an indirect wholly owned subsidiary of Amundi and a wholly owned subsidiary of Amundi US.

Class II 12b-1 Plan

The Trust, on behalf of its Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the Fund will pay a distribution fee at the annual rate of up to 0.25% of the Fund’s average daily net assets. The distribution fee is intended to compensate the Distributor for its Class II distribution services to the Fund. The Trust has not adopted a distribution plan with respect to its Funds’ Class I shares.

In accordance with the terms of the distribution plan, the Distributor provides to the Fund for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the distribution plan, they will consider the continued appropriateness and the level of compensation the distribution plan provides. The Fund may participate in joint distribution activities with other Victory Funds. The costs associated with such joint distribution activities are allocated to a Fund based on the number of shares sold. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to the Distributor’s expenditures, and, consequently, the Distributor can make a profit under the plan.

No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of the distribution plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the distribution plan by a Fund and except to the extent certain officers may have an interest in the Distributor’s ultimate parent company.

The distribution plan was adopted by a majority vote of the Board, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the distribution plan), cast in accordance with applicable law. the distribution plan. In approving the distribution plan, the Trustees identified and considered a number of potential benefits which the distribution plan may provide. The Board believes that there is a reasonable likelihood that the distribution plan will benefit each Fund and its current and future shareholders. Under its terms, the distribution plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The distribution plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the distribution plan must also be approved by the Trustees in the manner described above. The distribution plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the distribution plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class and Fund of the Trust.

Additional Payments to Financial Intermediaries

If you purchase Fund shares through an insurance company, a Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. These payments currently are calculated based on average net assets of the Fund that are serviced by the insurance company. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic Fund reports, prospectuses and other communications to shareholders as required.

In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various insurance companies for the sale of Fund shares and related services for investments in the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. These payments currently are calculated based on average net assets of the Funds that are serviced by the insurance company.

These payments may create a conflict of interest by influencing the insurance company and its salesperson to recommend a Fund over another investment. Ask your salesperson or visit your insurance company’s website for more information.

As of December 31, 2024, the Adviser and its affiliates did not have arrangements in place with any insurance companies with respect to the Funds.

CUSTODIAN AND SUB-ADMINISTRATOR; TRANSFER AGENT

Custodian. The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of each Fund’s assets. The custodian’s responsibilities include safekeeping and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. BNY Mellon also performs certain fund accounting and fund administration services for the Victory Funds complex, including the Funds. For performing such services, BNY Mellon receives fees based on the Fund’s assets.

Prior to the closing of the Reorganizations, BNY Mellon was the custodian of each Predecessor Fund’s assets.

Transfer Agent. The Funds have contracted with BNY Mellon Investment Servicing (US) Inc., Attention: 534427, 500 Ross Street 154-0520, Pittsburgh, PA 15262, to act as transfer agent for the Funds. Under the terms of its contract with the Funds, BNY Mellon Investment Servicing (US) Inc.’s duties include, among other things, processing sales and redemptions of shares of each Fund.

Prior to the closing of the Reorganizations, BNY Mellon was the transfer agent of each Predecessor Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 115 Federal Street, Winthrop Center Floors 12-15, Boston, MA 02110, independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation to each Fund with respect to filings with the SEC.

PORTFOLIO MANAGEMENT

Additional Information about the Portfolio Managers

Other Accounts Managed by the Portfolio Managers. The following tables indicate, for each portfolio manager of the applicable Fund, information about the accounts other than the Fund over which the portfolio manager has day- to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2024. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Bond VCT
					Number of
					Accounts	Assets Managed
		Number			Managed for
Name of				Total	which	for which
		of			Advisory Fee is	Advisory Fee is
Portfolio	Accounts			Assets	Performance-	Performance-
Manager	Type of Account	Managed		Managed	Based	Based
Kenneth J.	Other Registered Investment
Taubes	Companies	4		$8,710,466	N/A	N/A
	Other Pooled Investment
	Vehicles	7		$6,830,815	3	$4,541,304
	Other Accounts	7		$2,365,326	1	$790,777
Brad Komenda	Other Registered Investment
	Companies	5		$8,763,097	N/A	N/A
	Other Pooled Investment
	Vehicles	14		$8,489,216	6	$4,917,658
	Other Accounts	19		$6,426,260	1	$1,458,411
Timothy Rowe	Other Registered Investment
	Companies	2		$5,208,978	N/A	N/A
	Other Pooled Investment
	Vehicles	4		$3,168,922	1	$2,154,698
	Other Accounts	13		$10,732,544	1	$1,458,411
Jonathan Scott	Other Registered Investment
	Companies	4		$8,343,034	N/A	N/A
	Other Pooled Investment
	Vehicles	7		$6,976,047	2	$4,508,933
	Other Accounts	14		$6,335,682	2	$2,249,188
Equity Income VCT
					Number of
					Accounts	Assets Managed
					Managed for
		Number			which	for which
Name of			of	Total	Advisory Fee is	Advisory Fee is
Portfolio		Accounts		Assets	Performance-	Performance-
Manager	Type of Account	Managed		Managed	Based	Based
Sammi Truong	Other Registered Investment	2		$1,080,784 N/A		N/A
	Companies
	Other Pooled Investment Vehicles	2		$382,366	1	$355,409
	Other Accounts	2		$2,410	N/A	N/A
John Arege	Other Registered Investment	4		$1,957,111 1		$761,383
	Companies
	Other Pooled Investment Vehicles	2		$382,366	1	$355,409
	Other Accounts	3		$2,410	N/A	N/A

Pioneer Fund VCT
				Number of
				Accounts	Assets Managed
				Managed for
		Number		which	for which
Name of		of	Total	Advisory Fee is	Advisory Fee is
Portfolio		Accounts	Assets	Performance-	Performance-
Manager	Type of Account	Managed	Managed	Based	Based
Jeff Kripke	Other Registered Investment
	Companies	1	$9,336,629	1	$9,336,629
	Other Pooled Investment Vehicles	4	$6,800,520	1	$5,032,241
	Other Accounts	11	$3,302,356	1	$1,923,087
Craig Sterling	Other Registered Investment
	Companies	4	$13,847,370	1	$9,336,629
	Other Pooled Investment Vehicles	8	$8,326,051	4	$6,218,586
	Other Accounts	10	$2,963,170	1	$1,923,087
James Yu	Other Registered Investment
	Companies	1	$9,336,629	1	$9,336,629
	Other Pooled Investment Vehicles	4	$6,800,520	1	$5,032,241
	Other Accounts	11	$3,302,356	1	$1,923,087
High Yield VCT
				Number of
				Accounts	Assets Managed
				Managed for
		Number		which	for which
Name of		of	Total	Advisory Fee is	Advisory Fee is
Portfolio		Accounts	Assets	Performance-	Performance-
Manager	Type of Account	Managed	Managed	Based	Based
Andrew Feltus	Other Registered Investment
	Companies	6	$4,542,970	N/A	N/A
	Other Pooled Investment
	Vehicles	25	$6,571,291	11	$3,780,153
	Other Accounts	4	$1,011,138	1	$790,777
Matthew Shulkin	Other Registered Investment
	Companies	3	$969,884	N/A	N/A
	Other Pooled Investment
	Vehicles	21	$2,878,941	9	$1,363,091
	Other Accounts	2	$168,742	N/A	N/A
Kenneth	Other Registered Investment
Monaghan	Companies	5	$1,955,973	N/A	N/A
	Other Pooled Investment
	Vehicles	23	$3,230,713	10	$1,527,270
	Other Accounts	3	$230,752	N/A	N/A

Mid Cap Value VCT
				Number of
				Accounts	Assets Managed
				Managed for
		Number		which	for which
Name of		of	Total	Advisory Fee is	Advisory Fee is
Portfolio		Accounts	Assets	Performance-	Performance-
Manager	Type of Account	Managed	Managed	Based	Based
Timothy P.	Other Registered Investment
Stanish	Companies	3	$2,484,954	1	$761,383
	Other Pooled Investment Vehicles	1	$205,422	1	$205,422
	Other Accounts	N/A	N/A	N/A	N/A
John Arege	Other Registered Investment
	Companies	4	$1,926,284	1	$761,383
	Other Pooled Investment Vehicles	2	$382,366	1	$355,409
	Other Accounts	3	$2,410	N/A	N/A
Select Mid Cap Growth VCT
				Number of
				Accounts	Assets Managed
				Managed for
		Number		which	for which
Name of		of	Total	Advisory Fee is	Advisory Fee is
Portfolio		Accounts	Assets	Performance-	Performance-
Manager	Type of Account	Managed	Managed	Based	Based
Ken Winston	Other Registered Investment
	Companies	1	$1,619,872	N/A	N/A
	Other Pooled Investment Vehicles	1	$29	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Shaji John	Other Registered Investment
	Companies	1	$1,619,872	N/A	N/A
	Other Pooled Investment Vehicles	1	$29	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
David Sobell	Other Registered Investment
	Companies	1	$1,619,872	N/A	N/A
	Other Pooled Investment Vehicles	1	$29	N/A	N/A
	Other Accounts	N/A	N/A	N/A	N/A
Timothy P.	Other Registered Investment
Stanish	Companies	3	$2,496,199	1	$761,383
	Other Pooled Investment Vehicles	1	$205,422	1	$205,422
	Other Accounts	N/A	N/A	N/A	N/A
Strategic Income VCT
				Number of
				Accounts	Assets Managed
				Managed for
		Number		which	for which
Name of		of	Total	Advisory Fee is	Advisory Fee is
Portfolio		Accounts	Assets	Performance-	Performance-
Manager	Type of Account	Managed	Managed	Based	Based
Kenneth J.	Other Registered Investment
Taubes	Companies	4	$8,812,194	N/A	N/A
		A-68
				Number of
				Accounts	Assets Managed
				Managed for
		Number		which	for which
Name of		of	Total	Advisory Fee is	Advisory Fee is
Portfolio		Accounts	Assets	Performance-	Performance-
Manager	Type of Account	Managed	Managed	Based	Based
	Other Pooled Investment Vehicles	7	$6,830,815	3	$4,541,304
	Other Accounts	7	$2,365,326	1	$790,777
Andrew Feltus	Other Registered Investment
	Companies	6	$4,540,750	N/A	N/A
	Other Pooled Investment Vehicles	25	$6,571,291	11	$3,780,153
	Other Accounts	4	$1,011,138	1	$790,777
Brad Komenda	Other Registered Investment
	Companies	5	$8,864,825	N/A	N/A
	Other Pooled Investment Vehicles	14	$8,489,216	6	$4,917,658
	Other Accounts	19	$6,426,260	1	$1,458,411
Jonathan Scott	Other Registered Investment
	Companies	4	$8,444,762	N/A	N/A
	Other Pooled Investment Vehicles	7	$6,976,047	2	$4,508,933
	Other Accounts	14	$6,335,682	2	$2,249,188

Portfolio Manager Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Fund Ownership

As of December 31, 2024, none of the Funds’ portfolio managers owned any of the Funds’ shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser may delegate these responsibilities to a sub-adviser.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the- counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades generally are not charged a commission, but rather are marked up or marked down by the executing broker- dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Subject to its obligation to seek best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the sole benefit of any employee or non-client entity.

It is the policy of the Adviser to seek the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, ownership and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of stock commissions is the responsibility of the Adviser’s Head of Capital Markets and client trading, brokerage and soft-dollar oversight is performed by the Trade Oversight Committee. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•Allocation of all orders in a timely and efficient manner.

In some rare cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s policies and procedures including its Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

No brokerage commissions were paid by a Fund during the last three fiscal years ended December 31, since the Funds had not commenced operations.

See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by the Predecessor Funds in connection with its portfolio transactions during recently completed fiscal years.

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended December 31, the Funds paid no commissions to affiliated broker-dealers, since the Funds had not commenced operations.

Allocation of Brokerage in Connection with Research Services. During the most recent fiscal year ended December 31, 2024, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed no brokerage transactions of the Funds to brokers due to research services provided, since the Funds had not commenced operations.

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. For the last fiscal year ended December 31, the Funds held no securities of regular broker-dealers, since the Funds had not commenced operations.

As of December 31, 2023, each Predecessor Fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

		Type of
		Security	Aggregate
		(Debt or	Value
Fund	Broker-Dealer	Equity)	($000)
Pioneer Bond Fund VCT	Bank of America	Debt	$899
Portfolio	Barclays	Debt	$723

	BNP Paribas SA	Debt	$222
	Citigroup, Inc.	Debt	$387
	Goldman Sachs	Debt	$685
	JP Morgan	Debt	$357
	Wells Fargo	Debt	$341
Pioneer Equity Income VCT	None
Portfolio
Pioneer Fund VCT Portfolio	None
Pioneer Select Mid Cap	None
Growth VCT Portfolio
Pioneer High Yield VCT	None
Portfolio
Pioneer Mid Cap Value	None
VCT Portfolio
Pioneer Strategic Income	Barclays	Debt	$224
VCT Portfolio	Morgan Stanley	Debt	$118

	Wells Fargo	Debt	$141

DESCRIPTION OF SHARES

The Trust is a Delaware statutory trust. The Trust’s Amended and Restated Trust Instrument (“Trust Instrument”), authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share. The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

The Trust currently offers Class I and Class II shares of the Funds.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Fund shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share- based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of

NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon. The shareholders of the Trust are the insurance company separate accounts using the Funds to fund contracts. The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust Instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Trust Instrument states that except as required by applicable federal securities law, including the 1940 Act, neither the Trustees nor any officer of the Trust owes any fiduciary duty (whether arising at law or in equity) to the Trust or any Fund or Class of shares or any shareholder. In conducting the business of the Trust, each Fund and each Class of shares, and in exercising their rights and powers under the Trust Instrument, the Trustees shall take any actions and make any determinations in their subjective belief that such actions or determinations are in, or not opposed to, the best interests of the Trust (or such Fund or Class of shares, as applicable). Unless otherwise expressly provided by the Trust Instrument or required by applicable federal securities law, including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders. The provisions of the Trust Instrument, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Trust, each Fund, each Class of shares, each shareholder and each other person bound by the Trust Instrument to restrict or eliminate such other duties and liabilities of the Trustees and substitute for them the duties and liabilities specifically set forth in the Trust Instrument. The Trustees undertake to perform such duties, and only such duties, as are specifically set forth in the Trust Instrument in accordance with the provisions of the Trust Instrument, and no implied duties, covenants or obligations shall be read into the Trust Instrument against the Trustees.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Derivative Actions Brought by Shareholders

Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, shareholders of the Trust or any Fund or class of shares may not bring a derivative action to enforce the right of the Trust or an affected Fund or class, as applicable, unless each of the following conditions is met: (i) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the Trust or the affected Fund or class of shares, as applicable, as of the time the demand required by (iii) was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board of Trustees requesting that they cause the Trust or affected Fund or class of shares, as applicable, to file the action itself. In order to warrant consideration, any such written demand must include at least the following: (1) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (2) a statement to the effect that the complaining shareholders believe that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the Trust or the affected Fund or class of shares, as applicable, and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of (i) and (ii) have been met, as well as information reasonably designed to allow the Trustees to verify that certification; and (4) a certification that each complaining shareholder will be a shareholder of the Trust or the affected Fund or class of shares, as applicable as of the commencement of the derivative action; (iv) no less than three complaining shareholders of the Trust or the affected series or class, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder, and at least 10% of the shareholders of the Trust or the affected Funds or class of shares, as applicable, must join in bringing the derivative action (provided, that this requirement shall not apply to derivative claims brought under federal securities law); and (v) a copy of the derivative complaint must be served on the Trust, assuming the requirements of (i)-(iv) above have already been met and the derivative action has not been barred in accordance with the below.

Demands for derivative action submitted in accordance with the requirements above will be considered by those Trustees who are not deemed to be “interested persons” of the Trust. Within 30 calendar days of the receipt of such demand by the Board of Trustees, those Trustees who are not deemed to be “interested persons” of the Trust will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Fund or class of shares, as applicable. Trustees that are not deemed to be “interested persons” of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a demand for derivative action. Notwithstanding any other provision of the Trust Instrument or the Bylaws, such consideration may be undertaken by one (1) Trustee if that Trustee is the only Trustee that is not deemed to be an “interested person” of the Trust. If the demand for derivative action has not been considered within 30 calendar days of the receipt of such demand by the applicable Trustee(s), a decision has not been communicated to the complaining shareholders within the time permitted by (ii) below, and (i)-(iv) above have been met, the complaining shareholders shall not be barred by the Trust Instrument from commencing a derivative action. If the demand for derivative action has been considered by the applicable Trustee(s), and a majority of those Trustee(s) who are not deemed to be “interested persons” of the Trust, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Trust or the affected Fund or class of shares, as applicable, the complaining shareholders shall be barred from commencing the derivative action. If upon such consideration the applicable Trustee(s) determine that such a suit should be maintained, then the appropriate officers of the Trust shall commence initiation of that suit and such suit shall proceed directly rather than derivatively. The Board of Trustees, or the appropriate officers of the Trust, shall inform the complaining shareholders of any decision reached in writing within five business days of such decision having been reached. A Shareholder of a particular Series or class of the Trust shall not be entitled to participate in a derivative action on behalf of any other Series or class of the Trust.

Jurisdiction and Waiver of Jury Trial

In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person or entity claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with the Trust Instrument or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (each, a “Delaware Action”); provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the Federal District Courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under any federal securities law (each a “Federal Securities Action” and together with a Delaware Action, a “Covered Action”). All Shareholders and other such persons or entities hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, in connection with any such suit, action, or proceeding brought in the Superior Court in the State of Delaware, all Shareholders and all other such persons or entities hereby irrevocably waive the right to a trial by jury to the fullest extent permitted by law.

PRICING OF SHARES

The net asset value per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No Fund is required to determine its net asset value per share on any day on which no purchase orders in good order for Fund shares are received and no shares are tendered and accepted for redemption.

Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.

Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a Fund’s independent pricing services. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a Fund’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Adviser has been designated as each Fund’s valuation designee, with responsibility for fair valuation subject to oversight by the Board of Trustees. When prices determined using the foregoing methods are not available or are considered by the Adviser to be unreliable, the Adviser uses fair value methods to value the Fund’s securities. The Adviser also may use fair value pricing methods to value the Fund’s securities, including a non-U.S. security, when the Adviser determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the Adviser may use a pricing matrix. The prices used for these securities may differ from the amounts received by a Fund upon the sale of the securities, and these differences may be substantial.

The net asset value per share of each class of each Fund is computed by taking the value of all of the Fund’s assets attributable to a class, less the Fund’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a Fund are accrued daily and taken into account.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or otherwise as permitted by the rules of or by the order of the SEC.

A Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Fund to sell portfolio holdings to meet redemption requests and thus may enable the portfolio to reduce cash drag, transaction costs and recognized capital gains. The Adviser believes that this practice may benefit the Fund and its shareholders. In some cases, the Fund will distribute a large amount of securities in proportion to their representation in the Fund’s portfolio whereas in other cases the Adviser may select, or give greater weight to, specific securities as a means of their disposition.

TAXES

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, a Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and

(b)not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amount retained. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Funds intend to distribute at least annually all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The Accounts are required to meet certain diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of an Account’s assets that may be represented by any four or fewer investments. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of an Account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are each considered a single investment. In addition, each U.S. government agency or instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.

If a Fund qualifies as a regulated investment company and its shares are held only by certain tax-exempt trusts, separate accounts, and certain other permitted categories of investors, such diversification requirements will be applied by looking through to the assets of the Fund, rather than treating the interest in the Fund as a separate investment of each separate account investing in the Fund. Each Fund intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any Account invested wholly in a Fund would also satisfy such diversification requirements.

If, for any taxable year, a Fund fails to qualify for treatment as a regulated investment company, the Fund will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and its distributions may constitute ordinary income to the extent of such Fund’s available earnings and profits. In addition, if a Fund fails to qualify as a regulated investment company, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of Fund shares to the permitted investors described above, then Variable Contracts invested in that Fund might not qualify as life insurance or annuity contracts under the Code, and contract holders could be currently taxed on the investment earnings that have accrued under their contracts during or prior to the year in which the failure occurs. In such a case, current taxation could also be required in all future taxable periods. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the applicable Variable Contract’s prospectus.

The Funds are not expected to be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because that tax does not apply to regulated investment companies, like the Funds, whose only shareholders are certain tax-exempt trusts and segregated asset accounts of life insurance companies held in connection with variable annuity contracts or variable life insurance policies.

For a Variable Contract to qualify for tax-favored treatment, assets in the Accounts supporting the Variable Contract must be considered to be owned by the Participating Insurance Company and not by the contract holder. Under current U.S. federal income tax law, if a contract holder has excessive control over the investments made by an Account, the contract owner will be taxed currently on income and gains from the Account or Fund. Under those circumstances, the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the Internal Revenue Service (the “IRS”), there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to Funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the Funds and the Variable Contracts that propose the Funds as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Funds reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that Variable Contracts might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns the actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Fund. A contract holder thus may not select or direct the purchase or sale of a particular investment of the Funds. All investment decisions concerning the Funds must be made by the portfolio managers in their sole and absolute discretion, and not by any contract holder. Furthermore, under the IRS pronouncements, a contract holder may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Funds.

The IRS may issue additional guidance on the investor control doctrine, which might further restrict the actions of contract holders or features of the Variable Contracts. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract holders currently on income and gains from the Funds such that the contract holders would not derive the tax benefits normally associated with variable life insurance or variable annuities.

All dividends are treated for federal income tax purposes as received by the Participating Insurance Company or Qualified Plan rather than by the contract holder or Qualified Plan participant.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

For U.S. federal income tax purposes, each Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to shareholders. See “Annual Fee, Expense and Other Information” for each Fund’s available capital loss carryforwards. Generally, the Funds may not carry forward any losses other than net capital losses. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own Fund securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A Qualified Plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on gains from sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a Fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test.

Certain of a Fund’s investments (including, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. A Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. A Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

Certain investments made by a Fund (including certain insurance-linked securities) may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for a Fund to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize their return from these investments.

If a sufficient portion of the interests in a foreign issuer (including certain insurance-linked securities issuers) are held or deemed to be held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In certain circumstances, if a Fund holds an insurance-linked security and certain individuals or entities treated for applicable tax purposes as related to the Fund, or to other individuals or entities holding interests in the entity that issued the security, are insured or reinsured by the insurance-linked security, then the Fund may be required to include in its income its ratable share of certain income of the entity that issued the security, whether or not the entity that issued the security makes any distributions to the Fund. It may be difficult for a Fund that invests in insurance-linked securities to determine whether the rules described in this paragraph should apply to the Fund’s interests in those securities in any case. The application of these rules could affect the value of Fund shares and/or the timing of required Fund distributions.

The tax treatment of certain insurance-linked securities is not entirely clear.

Certain Funds may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Funds. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income tax or, if applicable, excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income tax and, if applicable, excise tax. Therefore, a Fund may have to dispose of its Fund securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Funds as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to a Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a Fund’s income and gains or losses and hence of its distributions to shareholders.

The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, that Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If at least 50% of a Fund’s total assets at the close of each quarter of a taxable year consist of interests in other regulated investment companies, the Fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other regulated investment companies and passed through to the Fund for that taxable year. If a Fund so elects, shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund or those other regulated investment companies for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund or those other regulated investment companies, although such shareholders will be required to include their shares of such taxes in gross income if the applicable Fund makes the election described above.

If a Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S.

tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund or other regulated investment companies in which the Fund invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

A Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Funds and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

If, as anticipated, the Funds qualify as regulated investment companies under the Code, the Funds will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

FINANCIAL STATEMENTS

The audited financial statements of the Predecessor Funds, for the fiscal year ended December 31, 2023 are incorporated by reference herein.

ANNUAL FEE, EXPENSE AND OTHER INFORMATION

Portfolio Turnover

The annual portfolio turnover rate for each Predecessor Fund for the fiscal years ended December 31, 2023 and 2022 was:

	2023	2022
Bond VCT	56%	65%
Equity Income VCT	81%	36%
Pioneer Fund VCT	64%	53%
High Yield VCT	40%	31%
Mid Cap Value VCT	48%	66%
Select Mid Cap Growth VCT	74%	84%
Strategic Income VCT	53%	71%
	A-83

Share Ownership

As of January 15, 2025, the officers and trustees of the Predecessor Funds owned beneficially in the aggregate less than 1% of the outstanding shares of any of the Predecessor Funds. The following is a list of the holders of 5% or more of any of the Predecessor Fund’ Class I or Class II shares as of January 15, 2025.

Bond VCT

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave NE Ste 1200	I	535,101.320	21.616
Bellevue WA 98004-5135
American United Life
AUL American Individual Variable
Life Unit Trust Separate Account	I	198,532.152	8.0199
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
American United Life
AUL Individual Unit Trust
Separate Account B	I	134,363.203	5.4277
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
Great-West Life & Annuity
FBO Schwab Annuities Advisor Choice	I	408,943.033	16.5197
8515 E Orchard Rd 2t2

Greenwood VLG CO 80111-5002
Nationwide Life Insurance Company
NWPP
C/O IPO Portfolio Accounting	I	1,011,210.817	40.8489
PO Box 182029
Columbus OH 43218-2029
Guardian Insurance & Annuity
Co Inc (B)	II	857,904.020	7.6813
6255 Sterners Way

Bethlehem PA 18017-8993
Guardian Insurance & Annuity
Co Inc (Product B 2012. Fund# 4b4)	II	2,087,748.130	18.6928
6255 Sterners Way

Bethlehem PA 18017-8993
Midland National Life Insurance Co
8300 Mills Civic Parkway	II	4,774,773.076	42.7512
West Des Moines IA 50266
Jefferson National Life Ins Co
ATTN Separate Accounts	II	3,253,774.343	29.1329
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175
Equity Income VCT
		Number of	% of
Record Holder	Class	Shares	Class
American United Life	I	330,714.938	7.9644
	A-84
		Number of	% of
Record Holder	Class	Shares	Class
AUL American Individual Variable
Unit Trust
ATTN Separate Accounts
PO Box 368
Indianapolis IN 46206-0368
American United Life
AUL American Individual Variable
Life Unit Trust Separate Account	I	546,619.678	13.1639
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
American United Life
AUL Individual Unit Trust
Separate Account B	I	323,468.772	7.7899
ATTN Separate Accounts

PO Box 368
Indianapolis IN 46206-0368
Voya Retirement Insurance And
Annuity Company
Ing Fund Operations	I	2,735,078.394	65.8669
Conveyor Tn41

One Orange Way B3n
Windsor CT 06095-4773
Symetra Life Insurance Company	II	456,807.947	25.8817
777 108th Ave NE Ste 1200
Bellevue WA 98004-5135
Midland National Life Insurance Co
8300 Mills Civic Parkway	II	785,248.250	44.4905
West Des Moines IA 50266
Jefferson National Life Ins Co
ATTN Separate Accounts	II	379,292.017	21.4899
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175

Pioneer Fund VCT

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave NE Ste 1200	I	4,744,122.931	74.9059
Bellevue WA 98004-5135
Voya Retirement Insurance And
Annuity Company
Ing Fund Operations	I	470,043.181	7.4216
Conveyor Tn41

One Orange Way B3n
Windsor CT 06095-4773
Talcott Resolution Life Insurance
Company	II	511,892.330	28.1122
PO Box 5051
	A-85
		Number of	% of
Record Holder	Class	Shares	Class
Hartford CT 06102-5051
Midland National Life Insurance Co
8300 Mills Civic Parkway	II	182,291.712	10.0111
West Des Moines IA 50266
Nationwide Life Insurance Company
Nwvaii
C/O Ipo Portfolio Accounting	II	151,044.438	8.2951
P.O. Box 182029
Columbus, OHIO 43218-2029
Jefferson National Life Ins Co
ATTN Separate Accounts	II	784,402.296	43.0779
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175
High Yield VCT
		Number of	% of
Record Holder	Class	Shares	Class
Voya Retirement Insurance And
Annuity Company
Ing Fund Operations	I	2,020,098.418	73.2638
Conveyor Tn41

One Orange Way B3n
Windsor CT 06095-4773
Nationwide Life Insurance Company
NWVLI4
C/O IPO Portfolio Accounting	I	205,022.029	7.4356
PO Box 182029
Columbus OH 43218-2029
Nationwide Life Insurance Company
NWPP
C/O IPO Portfolio Accounting	I	226,378.298	8.2102
PO Box 182029
Columbus OH 43218-2029
Reliastar Life Insurance Co
VED/VAD/FD
Ing Fund Operations	I	285,079.111	10.3391
1 Orange Way
Windsor CT 06095-4773
Transamerica Life
Insurance Company
Merrill Lynch Life Variable Annuity	II	158,949.023	24.8082
Separate Account A
4333 Edgewood Rd NE MS 4410
Jefferson National Life Ins Co Of
New York
C/O IPO Portfolio Accounting	II	109,968.326	17.1634
P.O. Box 182029
Columbus OH 43218-2029
Symetra Financial
52 Old Glory Ln	II	125,195.652	19.5401
Ellensburg WA 98926-9046
Midland National Life Insurance Co	II	62,196.425	9.7074
	A-86
		Number of	% of
Record Holder	Class	Shares	Class
8300 Mills Civic Parkway
West Des Moines IA 50266
Jefferson National Life Ins Co
Attn Separate Accounts	II	155,964.800	24.3424
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175
Mid Cap Value VCT
		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave Ne Ste 1200	I	847,421.928	29.6004
Bellevue WA 98004-5135
United Of Omaha Life Ins Co
Attn: Product Acct Ing & Reporting
11th Floor	I	849,409.615	29.6698
Mutual Of Omaha Plaza
Omaha NE 68175-0001
Voya Retirement Insurance And
Annuity Company
Ing Fund Operations	I	963,518.214	33.6556
Conveyor Tn41

One Orange Way B3n
Windsor CT 06095-4773
Brighthouse Life Insurance Company
(BLIC)	II	1,586,673.364	24.2138
11225 N Community House Rd

Charlotte NC 28277-4435
Brighthouse Life Insurance Company
(BLIC)	II	4,015,362.094	61.2773
11225 N Community House Rd

Charlotte NC 28277-4435
Jefferson National Life Ins Co
Attn Separate Accounts	II	535,730.522	8.1756
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175
Select Mid Cap Growth VCT

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave Ne Ste 1200	I	2,151,477.774	61.2334
Bellevue WA 98004-5135
American United Life
AUL American Unit Investment Trust
ATTN Separate Accounts	I	394,801.928	11.2365
PO Box 368
Indianapolis IN 46206-0368
American United Life	I	210,265.765	5.9844
AUL Group Retirement Annuity

	A-87
		Number of	% of
Record Holder	Class	Shares	Class
Separate Account II
Attn Separate Accounts
PO Box 368
Indianapolis IN 46206-0368
Strategic Income VCT

		Number of	% of
Record Holder	Class	Shares	Class
Symetra Life Insurance Company
777 108th Ave NE Ste 1200	I	38,911.952	8.6512
Bellevue WA 98004-5135
Allmerica Financial Life Insurance
& Annuity Co	I	403,374.744	89.681
1 SW Security Benefit Pl

Topeka KS 66636-1000
Symetra Financial
52 Old Glory Ln	II	365,538.917	12.8085
Ellensburg WA 98926-9046
Midland National Life Insurance Co
8300 Mills Civic Parkway	II	1,067,595.874	37.4086
West Des Moines IA 50266
Jefferson National Life Ins Co
Attn Separate Accounts	II	1,263,095.329	44.2589
10350 Ormsby Park Pl Ste 600

Louisville KY 40223-6175

Shareholders who beneficially own 25% or more of the outstanding shares of a Predecessor Fund or who are otherwise deemed to “control” a Predecessor Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Predecessor Fund’s shareholders.

Approximate Management Fees a Predecessor Fund Paid or Owed Amundi US

The following table shows the dollar amount of gross investment management fees incurred by each Predecessor Fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended December 31, 2023, 2022 and 2021.

Predecessor Fund		2023	2022	2021
Bond VCT	Gross Fee Incurred	$551,972	$630,411	$752,165
Bond VCT	Net Fee Paid	$496,504	$582,655	$704,221
Equity Income VCT	Gross Fee Incurred	$553,612	$674,161	$776,506
Equity Income VCT	Net Fee Paid	$553,612	$674,161	$776,506
Pioneer Fund VCT	Gross Fee Incurred	$772,330	$864,511	$968,195
Pioneer Fund VCT	Net Fee Paid	$772,330	$864,511	$968,195
High Yield VCT	Gross Fee Incurred	$171,417	$196,582	$286,955
High Yield VCT	Net Fee Paid	$65,457	$127,226	$191,450
Mid Cap Value VCT	Gross Fee Incurred	$678,479	$737,880	$1,729,135
Mid Cap Value VCT	Net Fee Paid	$678,479	$737,880	$1,729,135
Select Mid Cap Growth VCT	Gross Fee Incurred	$646,141	$748,723	$1,123,346
Select Mid Cap Growth VCT	Net Fee Paid	$646,141	$748,723	$1,123,346
Strategic Income VCT	Gross Fee Incurred	$202,515	$242,151	$290,180
Strategic Income VCT	Net Fee Paid	$48,064	$122,321	$85,493
	A-88

Fees the Predecessor Funds paid to Amundi US under the Administration Agreement

For the fiscal years ended December 31, 2023, 2022 and 2021, the Predecessor Funds paid administration fees as follows:

Predecessor Fund	2023	2022	2021
Bond VCT	$43,500	$44,832	$95,432
Equity Income VCT	$30,527	$32,450	$77,055
Pioneer Fund VCT	$ 38,675	$39,504	$84,005
High Yield VCT	$15,237	$14,788	$61,267
Mid Cap Value VCT	$34,906	$34,864	$112,200
Select Mid Cap Growth VCT	$31,860	$31,295	$78,798
Strategic Income VCT	$20,415	$19,581	$61,383

Fees and Expenses under the Class II Distribution Plan For the Fiscal Year Ended December 31, 2023:

Predecessor Fund

Bond VCT	$285,271
Equity Income VCT	$63,729
Pioneer Fund VCT	$51,068
High Yield VCT	$13,725
Mid Cap Value VCT	$179,718
Select Mid Cap Growth VCT	N/A
Strategic Income VCT	$67,348

Allocation of Predecessor Fund Expenses under the Distribution Plan

An estimate by category of the allocation of fees paid by each class of shares of the Predecessor Funds during the fiscal year ended December 31, 2023 is set forth in the following table:

	Payments
	to Servicing		Sales	Printing
	Parties1	Advertising	Meetings	and Mailing	Total
Bond VCT	$285,271	$0	$0	$0$285,271
Equity Income VCT	$63,729	$0	$0	$0	$63,729
Pioneer Fund VCT	$51,068	$0	$0	$0	$51,068
High Yield VCT	$13,725	$0	$0	$0	$13,725
Mid Cap Value VCT	$179,718	$0	$0	$0$179,718
Select Mid Cap Growth VCT	—	—	—	—	—
Strategic Income VCT	$67,348	$0	$0	$0	$67,34

1Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the Funds (annualized for the period ended December 31, 2023).

Approximate Brokerage Commissions (Portfolio Transactions)

For the fiscal years ended December 31, 2023, 2022 and 2021, the Predecessor Funds paid or owed aggregate brokerage commissions as follows:

	2023	2022	2021
Bond VCT	$3,598	$2,097	$7,163
Equity Income VCT	$57,529	$34,420	$30,183
Pioneer Fund VCT	$43,978	$34,532	$58,270
High Yield VCT	$2	$19	$212
	A-89
	2023	2022	2021
Mid Cap Value VCT	$56,152	$83,634	$189,169
Select Mid Cap Growth VCT	$64,597	$69,672	$52,831
Strategic Income VCT	$1,186	$318	$1,370

Capital Loss Carryforwards

Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2023, certain Funds had capital loss carryforwards as follows:

						Select
		Equity	Pioneer		Mid Cap	Mid Cap	Strategic
	Bond	Income	Fund	High Yield	Value	Growth	Income
	VCT	VCT	VCT	VCT	VCT	VCT	VCT
Short-term	$6,017,652	$0	$0	$190,212	$0	$1,412,617	$739,368
Long-term	$8,818,513	$0	$0	$2,842,917	$0	$0	$1,912,147
Total	$14,836,165	$0	$0	$3,033,129	$0	$1,412,617	$2,651,515

Trustee Ownership of Shares of the Predecessor Funds and other funds within the Pioneer Funds complex

The following table indicates the value of shares that each Trustee beneficially owned in (i) the Predecessor Funds and (ii) the other U.S. registered investment portfolios for which Amundi US served as investment adviser prior to the Reorganizations (the “Pioneer Funds”) in the aggregate as of December 31, 2024. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2024. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2024. The dollar ranges in this table are in accordance with SEC requirements.

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies
	Dollar Range of	Overseen by Trustee in the
Name of Trustee of Predecessor Funds	Equity Securities	Pioneer Funds complex
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay	None	Over $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000
Compensation of Officers and Trustees

The following table sets forth certain information with respect to the compensation of each trustee of the Predecessor Funds.

		Pension or
		Retirement
	Aggregate	Benefits Accrued	Total Compensation
	Compensation	as Part of Portfolio	from the Trust and
Name of Trustee of Predecessor Funds	from Trust**	Expenses	Other Pioneer Funds**
Independent Trustees:
John E. Baumgardner, Jr.	$7,000.00	$0.00	$357,100.00
Diane Durnin	$7,000.00	$0.00	$349,263.00
Benjamin M. Friedman	$7,000.00	$0.00	$345,436.00
	A-90
		Pension or
		Retirement
	Aggregate	Benefits Accrued	Total Compensation
	Compensation	as Part of Portfolio	from the Trust and
Name of Trustee of Predecessor Funds	from Trust**	Expenses	Other Pioneer Funds**
Craig C. MacKay	$7,000.00	$0.00	$305,424.00
Lorraine H. Monchak	$7,000.00	$0.00	$350,600.00
Thomas J. Perna	$7,000.00	$0.00	$461,600.00
Fred J. Ricciardi	$7,000.00	$0.00	$363,100.00
TOTAL	$49,000.00	$0.00	$2,532,523.00

*Under the management contract, Amundi US reimbursed the Predecessor Funds for any Interested Trustee fees paid by the Predecessor Funds.

**For the fiscal year ended December 31, 2024. As of December 31, 2024, there were 44 U.S. registered investment portfolios in the Pioneer Funds complex.

APPENDIX A — DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P’s Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short- term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4,5 Moody’s issues ratings at the issuer level and instrument level on both the long- term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6 Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.7 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

________________________________________

1In the case of impairments, there can be a financial loss even when contractual obligations are met.

2In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.

3Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

6For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.

7Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B-Obligations rated B are considered speculative and are subject to high credit risk.

Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1-Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2-Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3-Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term debt rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with l liquidity support use an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings: Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.

Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings ‘ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings ‘ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors ‘ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA-An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA-An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB-An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C-Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB-An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B-An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC-An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC-An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C-An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D-An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is is lowered to “D” if it is subject to a distressed exchange offer.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings ‘ Short-Term Issue Credit Ratings:

A-1-A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2-A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3-A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B-A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C-A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D-A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings ‘ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings ‘ Municipal Short-Term Note Ratings Definitions: An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings ‘ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1-Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2-Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3-Speculative capacity to pay principal and interest.

D—”D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Long-Term Issuer Credit Ratings AAA An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AAAn obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest- rated obligors only to a small degree.

A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBBAn obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BBAn obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCCAn obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CCAn obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings ‘ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings ‘ Active Qualifiers

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.

•Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings ‘ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings ‘ Corporate Finance Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA:Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:Highly speculative. “B” ratings indicate that material credit risk is present.

CCC:Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC:Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C:Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings ‘ Issuer Default Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non- payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA:Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B:Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:Substantial credit risk. Default is a real possibility.

CC:Very high levels of credit risk. Default of some kind appears probable.

C:Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

•the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•the formal announcement by the issuer or their agent of a distressed debt exchange;

•a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

•an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but

•has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

•the selective payment default on a specific class or currency of debt;

•the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D:Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period generally will not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings ‘ Structured Finance Long-Term Obligation Ratings: Ratings of structured finance obligations on the long-term scale consider the obligations ‘ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

•Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings ‘ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non- resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.

Description of Fitch Ratings ‘ Public Finance and Global Infrastructure Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations ‘ relative vulnerability to default.

These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA:Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB:Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time..

B:Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:Substantial credit risk. Default is a real possibility.

CC:Very high levels of credit risk. Default of some kind appears probable.

C:Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D:Default. Indicates a default. Default generally is defined as one of the following:

•Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

•distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

“Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset- backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings ‘ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity.

Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D:Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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In the case of impairments, there can be a financial loss even when contractual obligations are met.

In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors ‘ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government- owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

A long-term rating can also be used to rate an issuer with short maturity.

APPENDIX B — SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•the effect of the proposal on the underlying value of the securities

•the effect on marketability of the securities

•the effect of the proposal on future prospects of the issuer

•the composition and effectiveness of the issuer’s board of directors

•the issuer’s corporate governance practices

•the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)- related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long- term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.